As filed with the Securities and Exchange Commission on May 1, 1997
                                            Registration Nos. 33-23512, 811-5629

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                          Registration Statement under
                           The Securities Act of 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 32
                                     and/or

                          Registration Statement under
                       The Investment Company Act of 1940
                                Amendment No. 33

                                  THE GCG TRUST
                  (Exact Name of Registrant as Specified in Charter)
                        1001 Jefferson Street, Suite 400
                              Wilmington, DE 19801
                                 [302-576-3400]
             (Address and Telephone Number of Principal Executive Offices)

Marilyn Talman, Esq.                        COPY TO:
Golden American Life Insurance Company      Jeffrey S. Puretz, Esq.
1001 Jefferson Street                       Dechert Price & Rhoads
Wilmington, DE  19801                       1500 K Street, N.W., Suite 500
(Name and Address of Agent                  Washington, D.C.  20005
  for Service of Process)
                                      ----------

           Approximate date of commencement of proposed sale to the public:
      A soon as practical after the effective date of the Registration Statement

It is  proposed  that  this  filing  will  become  effective:
          [x ] immediately  upon  filing  pursuant  to  paragraph  (b)
          [  ] on ___________ pursuant  to  paragraph  (b)
          [  ] 60 days after  filing pursuant  to  paragraph  (a)(i)
          [  ] on  _________  pursuant  to paragraph  (a)(i)
          [  ] 75 days after filing pursuant to paragraph (a)(ii)
          [  ] on  _________  pursuant to  paragraph  (a)(ii) of Rule 485.

If appropriate, check the following box:
          [  ] this Post-Effective Amendment designates a new effective date or a previously filed Post- Effective Amendment.
                                      ----------

                       DECLARATION PURSUANT TO RULE 24f-2
The Registrant has previously filed a declaration of indefinite registration of its shares of beneficial interest pursuant under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the year ended December 31, 1996 was filed on February 28, 1997.

                                  THE GCG TRUST

                              CROSS-REFERENCE SHEET

     Multiple Allocation Series, Fully Managed Series, Limited Maturity Bond Series, All-Growth Series, Hard Assets Series, Real Estate Series, Capital
  Appreciation Series, Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, Managed Global Series,
               Liquid Asset Series  and Mid-Cap Growth Series


                                  Part A -- Prospectus

        Item                                   Heading
1.      Cover Page                             Cover Page
2.      Synopsis                               Prospectus Synopsis
3.      Condensed Financial Information        Financial Highlights
4.      General Description of Registrant      Investment Objectives and Policies;
                                               Investment Restrictions; Description of
                                               Securities and Investment Techniques
5.      Management of the Fund                 Management of the Trust
5A.     Management's Discussion of             See Annual Report to
        Fund Performance                       Contractowners
6.      Capital Stock and Other Securities     Other Information; Federal Income Tax
                                               Status; Portfolio Transactions;
                                               Dividends and Distributions
7.      Purchase of Securities                 Purchase of Shares;
        Being Offered                          Exchanges
8.      Redemption or Repurchase               Redemption of Shares
9.      Legal Proceedings                      Not Applicable

                      Part B -- Statement of Additional Information

10.     Cover Page                             Cover Page
11.     Table of Contents                      Table of Contents
12.     General Information and History        Management of the Trust
13.     Investment Objectives and Policies     Investment Techniques; Investment
                                               Restrictions
14.     Management of the Registrant           Management of the Trust
15.     Control Persons and Principal          Other Information
        Holders of Securities
16.     Investment Advisory and Other          Management of the Trust
        Services
17.     Brokerage Allocation                   Brokerage and Research Services
18.     Capital Stock and Other Securities     Voting Rights
19.     Purchase, Redemption and Pricing       Purchases and Redemptions
20.     Tax Status                             Taxation
21.     Underwriters                           Not Applicable
22.     Calculation of Performance Data        Performance Information
23.     Financial Statements                   Financial Statements

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                THE GCG TRUST                                 +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                 THE GCG TRUST


 1001 JEFFERSON STREET         WILMINGTON, DELAWARE 19801


This Prospectus offers shares of fifteen portfolios (the "Series") of The GCG Trust (the "Trust"), which is an open-end, management investment company. Each Series has its own investment objective or objectives and investment policies. Shares of the Series may be sold to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and vari-able annuity contracts issued by the insurance companies ("Variable Contracts") and to certain qualified pension and retirement plans. In the case of Variable Contracts, the separate accounts invest in shares of one or more of the Series in accordance with allocation instructions received from owners of the insur-ance policies and annuity contracts. Such allocation rights are described fur-ther in the Prospectus for the separate account.

The Series are managed by Directed Services, Inc. ("DSI"), which is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). DSI and the Trust have retained several investment advisory firms ("Portfolio Manag-ers") to provide investment advisory services to the Series. The fifteen Se-ries and their respective Portfolio Managers are as follows:

     SERIES                          PORTFOLIO MANAGER
     ----------------------------    -------------------------------------------
     MULTIPLE ALLOCATION SERIES      ZWEIG ADVISORS INC.
     FULLY MANAGED SERIES            T. ROWE PRICE ASSOCIATES, INC.
     LIMITED MATURITY BOND SERIES    EQUITABLE INVESTMENT SERVICES, INC.
     HARD ASSETS SERIES              VAN ECK ASSOCIATES CORPORATION
     REAL ESTATE SERIES              E.I.I. REALTY SECURITIES, INC.
     ALL-GROWTH SERIES               PILGRIM BAXTER & ASSOCIATES, LTD.
     CAPITAL APPRECIATION SERIES     CHANCELLOR LGT ASSET MANAGEMENT, INC.
     RISING DIVIDENDS SERIES         KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.
     EMERGING MARKETS SERIES         PUTNAM INVESTMENT MANAGEMENT, INC.
     VALUE EQUITY SERIES             EAGLE ASSET MANAGEMENT, INC.
     STRATEGIC EQUITY SERIES         ZWEIG ADVISORS INC.
     SMALL CAP SERIES                FRED ALGER MANAGEMENT, INC.

     MANAGED GLOBAL SERIES           PUTNAM INVESTMENT MANAGEMENT, INC.

     LIQUID ASSET SERIES             EQUITABLE INVESTMENT SERVICES, INC.
     MID-CAP GROWTH SERIES           PILGRIM BAXTER & ASSOCIATES, LTD.

Information about the investment objective or objectives, investment policies, and restrictions of each Series, along with a detailed description of the types of securities and other assets in which each Series may invest, are set forth in this Prospectus. There can be no assurance that the investment objective or objectives for any Series will be achieved.

Investment in the Liquid Asset Series (or in any other Series) is neither in-sured nor guaranteed by the U.S. Government. There can be no assurance that the Liquid Asset Series will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Series. A Statement of Additional Information, dated May 1, 1997, containing additional and more detailed information about the Series has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and may be ob-tained by writing to the Trust at the address printed above or by calling the Trust at the Customer Service Center at the telephone number shown in the ac-companying prospectus.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPA-RATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FU-TURE REFERENCE.

THE SERIES' SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRIN-CIPAL INVESTED.

          THESE  SECURITIES   HAVE   NOT   BEEN   APPROVED  OR
           DISAPPROVED  BY   THE   SECURITIES   AND  EXCHANGE
            COMMISSION NOR  HAS  THE COMMISSION  PASSED UPON
             THE ACCURACY  OR ADEQUACY OF  THIS PROSPECTUS.
              ANY  REPRESENTATION  TO  THE CONTRARY  IS  A
                            CRIMINAL OFFENSE.

              THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

 TABLE OF CONTENTS

                                                                            PAGE
PROSPECTUS SYNOPSIS........................................................   1
FINANCIAL HIGHLIGHTS.......................................................   4
INVESTMENT OBJECTIVES AND POLICIES.........................................  16
 Multiple Allocation Series................................................  16
 Fully Managed Series......................................................  18
 Limited Maturity Bond Series..............................................  19
 Hard Assets Series........................................................  21
 Real Estate Series........................................................  22
 All-Growth Series.........................................................  23
 Capital Appreciation Series...............................................  23
 Rising Dividends Series...................................................  24
 Value Equity Series.......................................................  25
 Strategic Equity Series...................................................  27
 Small Cap Series..........................................................  28

 Managed Global Series.....................................................  29

 Liquid Asset Series.......................................................  30
 Mid-Cap Growth Series.....................................................  30
 Emerging Markets Series...................................................  33
MANAGEMENT OF THE TRUST....................................................  33
 The Manager...............................................................  34
 The Portfolio Managers....................................................  34
  Zweig Advisors Inc. .....................................................  34
  T. Rowe Price Associates, Inc. ..........................................  34
  Putnam Investment Management, Inc........................................  35
  Van Eck Associates Corporation...........................................  35
  Pilgrim Baxter & Associates, Ltd. .......................................  36
  Chancellor LGT Asset Management, Inc. ...................................  36
  Kayne, Anderson Investment Management, L.P...............................  36
  Eagle Asset Management, Inc. ............................................  37
  E.I.I. Realty Securities, Inc............................................  37
  Fred Alger Management, Inc. .............................................  37
  Equitable Investment Services, Inc. .....................................  38
 Other Expenses............................................................  38
 Distributor...............................................................  39
 Custodian and Other Service Providers.....................................  39
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES........................  39
 Mortgage-Backed Securities................................................  39
  Mortgage Pass-Through Securities.........................................  39
  Other Mortgage-Backed Securities.........................................  39
  Risks of Mortgage-Backed Securities......................................  40

                                                                            PAGE
 Other Asset-Backed Securities.............................................  40
 High Yield Bonds..........................................................  40
 Repurchase Agreements.....................................................  41
 Restricted and Illiquid Securities........................................  41
 Short Sales...............................................................  41
 Foreign Securities........................................................  42
 Investment in Gold and Other Precious Metals..............................  44
 Futures Contracts.........................................................  44
  Risks Associated with Futures and Futures Options........................  45
 Options on Securities.....................................................  46
  Risks of Options Transactions............................................  46
 Foreign Currency Transactions.............................................  47
 Options on Foreign Currencies.............................................  48
 Borrowing.................................................................  48

 Hard Assets Securities....................................................  48
 Real Estate Securities....................................................  48
 Swaps.....................................................................  48

INVESTMENT RESTRICTIONS....................................................  50
PURCHASE OF SHARES.........................................................  50
NET ASSET VALUE............................................................  51
REDEMPTION OF SHARES.......................................................  52
EXCHANGES..................................................................  52
PORTFOLIO TRANSACTIONS.....................................................  52
 Brokerage Services........................................................  52
 Portfolio Turnover........................................................  53
DIVIDENDS AND DISTRIBUTIONS................................................  53
FEDERAL INCOME TAX STATUS..................................................  53
OTHER INFORMATION..........................................................  54
 Capitalization............................................................  54
 Voting Rights.............................................................  55
 The History of the Managed Global Series..................................  55
 Chancellor Administrative Order...........................................  55
 Performance Information...................................................  55
LEGAL COUNSEL..............................................................  56
INDEPENDENT AUDITORS.......................................................  56
FINANCIAL STATEMENTS.......................................................  56

                                       I

 PROSPECTUS SYNOPSIS

THE TRUST
The GCG Trust (the "Trust") is an open-end management investment company, or-ganized as a Massachusetts business trust on August 3, 1988. This Prospectus offers shares of fifteen portfolios (the "Series") of the Trust, each with its own investment objective or objectives and investment policies. There can be no assurance that any particular Series' investment objective or objectives will be attained. The Board of Trustees may establish additional Series at any time and may discontinue offering a Series at any time.

The purpose of the Trust is to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retire-ment plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. See "Purchase of Shares." In the case of Variable Contracts, the various Series may be used in-dependently or in combination. Within the limitations described in the Pro-spectus for the applicable Variable Contract, an owner of a Variable Contract ("Variable Contract Owner") may allocate premiums and reallocate investment value under his or her Variable Contract among various divisions of the appli-cable separate account, which, in turn, invest in the various Series. The as-sets of each Series are segregated and a Variable Contract Owner's interest is limited to the Series in which the divisions selected by the Variable Contract Owner have invested.

INVESTMENT OBJECTIVES
The investment objective or objectives of each of the Series are as follows:

The Multiple Allocation Series seeks the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk. The Series seeks to achieve this objective through investment in debt and equity securities and the use of cer-tain sophisticated investment strategies and techniques.

The Fully Managed Series seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. The Series seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securities and money market instruments to preserve its principal value during uncertain or declin-ing market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others.

The Limited Maturity Bond Series seeks the highest current income consistent with low risk to principal and liquidity. The Series seeks to achieve this ob-jective by investing primarily in a diversified portfolio of limited maturity debt securities. The Series also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal.

The Hard Assets Series, formerly the Natural Resources Series, seeks long-term capital appreciation. The Series seeks to achieve this objective by investing in equity and debt securities of companies engaged in the exploration, devel-opment, production, management and distribution of hard assets.

The Real Estate Series seeks capital appreciation. The Series seeks to achieve this objective through investment in publicly traded equity securities of com-panies in the real estate industry. Current income is a secondary objective.

The All-Growth Series seeks capital appreciation. The Series seeks to achieve this objective through investment in securities selected for their long-term growth prospects.

The Capital Appreciation Series seeks to generate long-term capital growth. The Series seeks to achieve this objective by investing in common stock and preferred stock that will be allocated between categories or "components" of stocks referred to as the growth component and the value component.

The Rising Dividends Series seeks capital appreciation. The Series seeks to achieve this objective by investing in equity securities of high quality com-panies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet.

The Emerging Markets Series seeks long-term capital appreciation. The Series seeks to achieve this objective by investing primarily in equity securities of companies that are considered to be in emerging market countries.

The Value Equity Series seeks capital appreciation and, secondarily, dividend income by investing primarily in equity securities which meet quantitative standards believed by the Portfolio Manager to indicate above average finan-cial soundness and high intrinsic value relative to price.

The Strategic Equity Series seeks to achieve capital appreciation primarily through investment in equity securities based on various equity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing eq-uity markets and to reduce exposures to equities when the Portfolio Manager believes that their risk/reward characteristics are less attractive.

The Small Cap Series seeks to achieve long-term capital appreciation by in-vesting in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Rus-sell 2000 Growth Index. Many of the securities in which the Series invests may be those of new companies in a developmental stage or more seasoned companies believed by the Portfolio Manager to be entering a new stage of growth.

The Managed Global Series seeks capital appreciation. The Series seeks to achieve this objective by investing primarily in common stocks of both domestic and foreign issuers.

The Liquid Asset Series seeks a high level of current income consistent with the preservation of capital and liquidity.

The Mid-Cap Growth Series seeks long-term growth of capital. The Series seeks to achieve this objective by investing in equity securities of companies that, at the time of purchase, have total market capitalization within the range of $2 billion and which have long-term growth prospects.

THE MANAGER AND PORTFOLIO MANAGERS
The Manager of the Series is Directed Services, Inc. (the "Manager"), which is a wholly owned subsidiary of Equitable of Iowa. The Trust and the Manager have retained several investment advisory firms ("Portfolio Managers") to manage the assets of the Series. The Series and their Portfolio Managers are as follows:

SERIES                           PORTFOLIO MANAGER
----------------------------     ----------------------
Multiple Allocation Series       Zweig Advisors Inc.
Fully Managed Series             T. Rowe Price
                                  Associates, Inc.
Limited Maturity Bond Series     Equitable Investment
                                  Services, Inc.
Hard Assets Series               Van Eck Associates
                                  Corporation
Real Estate Series               E.I.I. Realty
                                  Securities, Inc.
All-Growth Series                Pilgrim Baxter &
                                  Associates, Ltd.
Capital Appreciation Series      Chancellor LGT Asset
                                  Management, Inc.
Rising Dividends Series          Kayne, Anderson
                                  Investment
                                  Management, L.P.
Emerging Markets Series          Putnam Investment
                                  Management, Inc.
Value Equity Series              Eagle Asset
                                  Management, Inc.
Strategic Equity Series          Zweig Advisors Inc.
Small Cap Series                 Fred Alger Management,
                                  Inc.

Managed Global Series             Putnam Investment
                                  Management, Inc.

Liquid Asset Series              Equitable Investment
                                  Services, Inc.
Mid-Cap Growth Series            Pilgrim Baxter &
                                  Associates, Ltd.

As Manager of the Series, Directed Services, Inc. has overall responsibility, subject to the supervision of the Board of Trustees, for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers, for administering all operations of the Series, and for providing or procuring all services necessary for the ordinary operation of the Series. Pursuant to a Management Agreement, the Trust cur-rently pays the Manager for its services a monthly fee at the annual rate of 1.0% of the value of the average daily net assets of the Multiple Allocation, Fully Managed, Hard Assets, Real Estate, All-Growth, Capital Appreciation, Rising Dividends, Value Equity, Strategic Equity, and Small Cap Series, in the aggregate; 0.60% of the value of the average daily net assets of the Limited Maturity Bond and Liquid Asset Series, in the aggregate; 1.75% of the value of the average daily net assets of the Emerging Markets Series; 1.25% of the value of the average daily net assets of the Managed Global Series; and 0.90% of the value of the average daily net assets of the Mid-Cap Growth Series.

Each Portfolio Manager of each Series has full investment discretion and makes all determinations with respect to the investment of the Series' assets and the purchase and sale of portfolio securities consistent with the investment objectives, policies, and restrictions for such Series. The Portfolio Managers are compensated by the Manager (and not the Trust).

The Trust is distinct in that the expense structure of most of the Series is simpler and more predictable than most mutual funds. Except for the Mid-Cap Growth Series, many of the ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets. The Mid-Cap Growth Series pays its own expenses directly from its assets.

PURCHASE AND REDEMPTION OF SHARES
Shares of each Series are offered at the net asset value of each Series. Shares of each Series may be redeemed without cost at the net asset value per share of the Series next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

SPECIAL CHARACTERISTICS AND INVESTMENT RISKS

Certain of the Series may engage in investment techniques that involve certain risks that are described more fully in the section "Description of Securities and Investment Techniques." For instance, the Multiple Allocation, Fully Managed, Limited

Maturity Bond, Hard Assets, All-Growth, Capital Appreciation, Emerging Mar-kets, Value Equity, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series may engage in various types of futures transactions. All these Series, except the All-Growth Series, Managed Global Series, and Mid-Cap Growth Series may also lend their portfolio securities. The Multiple Allocation, Fully Managed, All-Growth, Hard Assets, Rising Dividends, Value Equity, Strategic Equity, Small Cap and Mid-Cap Growth Series may invest in non-U.S. dollar-denominated securities of foreign issuers, and the Managed Global and Emerging Markets Series will normally invest primarily in such securities. The Multiple Allocation, Fully Managed, Hard Assets, Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, and Managed Global Series may engage in foreign currency transactions and options on foreign currencies. The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series may engage in various put and call options transactions. The Fully Managed and Emerging Markets Series may invest in high yield bonds and the Real Estate Series may invest in high yield convertible bonds. (High yield bonds are sometimes referred to as "junk bonds.") The Hard Assets Series may invest in precious metals and futures contracts on precious metals and the Multiple Allocation and Strategic Equity Series may invest in gold futures contracts. In addition, the Multiple Allocation, Hard Assets, All-Growth, Capital Appreciation, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series may engage in short sales of securities.

FINANCIAL HIGHLIGHTS

 The following tables present condensed financial information with respect to each Series, except the Mid-Cap Growth Series which had not commenced opera-tions prior to December 31, 1996. Information in the tables for the years ended December 31, 1996, 1995, 1994 and 1993 is derived from the Trust's financial statements for all Series that have been audited by Ernst & Young LLP. Infor-mation in the tables for years ended December 31, 1992, 1991, 1990 and 1989 is derived from the Trust's financial statements for all Series (except the Man-aged Global Series) that have been audited by another independent auditor. The information for the Managed Global Series is presented as if the reorganization described under "Other Information--History of the Managed Global Series" (the "Reorganization") had always been in effect. Data shown is derived solely from the Managed Global Account of Separate Account D of Golden American Life Insur-ance Company ("Golden American") which was the predecessor entity. The infor-mation in the tables for the period of October 21, 1992 (commencement of opera-tions) through December 31, 1995 has been derived from financial statements of the Managed Global Series (as restated to give effect to the Reorganization) for the same periods which have been examined by Ernst & Young LLP.

 The condensed financial information below does not include deductions at the separate account level or contract specific deductions that may be incurred under a Variable Contract for which the Trust serves as an underlying invest-ment vehicle. These charges would reduce the total return to any owner of a Variable Contract. The following tables should be read in conjunction with the Trust's financial statements which are incorporated by reference in the Trust's Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1996. The Trust's Annual Report, which contains further informa-tion about the Series' performance, is available to shareholders upon request and without charge.

- ---------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                      --------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning of
  year..............  $  12.52      $  11.33      $  11.89      $  11.41      $  11.73      $  10.26      $  10.34       $ 10.00
                      --------      --------      --------      --------      --------       -------       -------       -------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.56          0.58          0.42          0.24          0.42          0.49          0.57          0.58
Net realized and
  unrealized
  gain/(loss)
  on investments....      0.52          1.56         (0.56)         1.03         (0.18)         1.57         (0.08)         0.44
                      --------      --------      --------      --------      --------       -------       -------       -------
Total from
  investment
  operations........      1.08          2.14         (0.14)         1.27          0.24          2.06          0.49          1.02
                      --------      --------      --------      --------      --------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.58)        (0.45)        (0.42)        (0.24)        (0.42)        (0.49)        (0.57)        (0.58)
Distributions from
  capital gains.....     (0.61)        (0.50)           --         (0.55)        (0.14)        (0.10)           --         (0.10)
                      --------      --------      --------      --------      --------       -------       -------       -------
Total
  distributions.....     (1.19)        (0.95)        (0.42)        (0.79)        (0.56)        (0.59)        (0.57)        (0.68)
                      --------      --------      --------      --------      --------       -------       -------       -------
Net asset value, end
  of year...........  $  12.41      $  12.52      $  11.33      $  11.89      $  11.41      $  11.73      $  10.26       $ 10.34
                      ========      ========      ========      ========      ========       =======       =======       =======
Total return........      8.77%        18.93%        (1.18)%       11.13%         1.88%        20.02%         4.74%         8.92%++
                      ========      ========      ========      ========      ========       =======       =======       =======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year
  (in 000's)........  $272,791      $307,691      $299,392      $274,231      $116,040      $ 58,578      $ 24,347       $15,513
Ratio of operating
  expenses to
  average net
  assets............      1.00%         1.01%         1.00%         1.01%         1.09%         1.33%         1.24%         2.35%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --            --            --          0.03%         0.10%         0.13%         0.68%         0.09%+
Ratio of net
  investment income
  to average
  net assets........      3.86%         4.42%         3.56%         2.75%         3.65%         4.43%         5.73%         6.52%+
Portfolio turnover
  rate..............       158%          187%          291%          348%           93%           70%          162%          115%
Average commission
  rate paid(a)......  $ 0.0593           N/A           N/A           N/A           N/A           N/A           N/A           N/A

- ------------------

   * The Multiple Allocation Series commenced operations on January 24, 1989.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- ---------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                             FULLY MANAGED SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                      --------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning of
  year..............  $  13.79      $  11.70      $  12.99      $  12.43      $  11.94      $   9.51       $10.16        $ 10.00
                      --------      --------       -------      --------       -------       -------       ------         ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.56          0.45          0.35          0.19          0.28          0.29         0.33           0.28
Net realized and
  unrealized
  gain/(loss) on
  investments.......      1.69          1.98         (1.29)         0.75          0.49          2.43        (0.65)          0.16
                      --------      --------       -------      --------       -------       -------       ------         ------
Total from
  investment
  operations........      2.25          2.43         (0.94)         0.94          0.77          2.72        (0.32)          0.44
                      --------      --------       -------      --------       -------       -------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.56)        (0.34)        (0.35)        (0.19)        (0.28)        (0.29)       (0.33)         (0.28)
Distributions from
  capital gains.....     (0.66)           --            --         (0.19)           --            --           --             --
                      --------      --------       -------      --------       -------       -------       ------         ------
Total
  distributions.....     (1.22)        (0.34)        (0.35)        (0.38)        (0.28)        (0.29)       (0.33)         (0.28)
                      --------      --------       -------      --------       -------       -------       ------         ------
Net asset value, end
  of year...........  $  14.82      $  13.79      $  11.70      $  12.99      $  12.43      $  11.94       $ 9.51        $ 10.16
                      ========      ========       =======      ========       =======       =======       ======         ======
Total return........     16.36%        20.80%        (7.27)%        7.59%         6.23%        28.93%       (3.18)%         3.90%++
                      ========      ========       =======      ========       =======       =======       ======         ======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in 000's)...  $136,660      $118,589      $ 99,854      $108,690      $ 37,696      $ 10,031       $5,426        $ 5,443
Ratio of operating
  expenses to
  average net
  assets............      1.00%         1.01%         1.00%         1.01%         1.04%         1.50%        1.52%          2.69%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --            --            --          0.04%         0.20%         0.68%        1.27%          0.19%+
Ratio of net
  investment income
  to average net
  assets............      3.83%         3.41%         2.62%         2.12%         2.38%         2.71%        3.38%          3.07%+
Portfolio turnover
  rate..............        45%          113%           66%           55%           27%           68%         100%           196%
Average commission
  rate paid(a)......  $ 0.0597           N/A           N/A           N/A           N/A           N/A          N/A            N/A

- ------------------

   * The Fully Managed Series commenced operations on January 24, 1989.
  ** Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                         LIMITED MATURITY BOND SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                       YEAR           YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                     12/31/96#      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                     ---------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning of
  year.............   $ 11.15       $   9.98      $  10.62      $  10.43      $  10.54      $  10.15       $10.16        $ 10.00
                      -------        -------       -------       -------       -------       -------       ------         ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income...........      0.59           0.60          0.51          0.40          0.60          0.68         0.72           0.74
Net realized and
  unrealized
  gain/(loss) on
  investments......     (0.13)          0.57         (0.64)         0.23         (0.11)         0.42           --           0.19
                      -------        -------       -------       -------       -------       -------       ------         ------
Total from
  investment
  operations.......      0.46           1.17         (0.13)         0.63          0.49          1.10         0.72           0.93
                      -------        -------       -------       -------       -------       -------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income...........     (1.15)            --         (0.51)        (0.40)        (0.60)        (0.68)       (0.72)         (0.74)
Distributions from
  capital gains....     (0.03)            --            --         (0.04)           --         (0.03)       (0.01)         (0.03)
                      -------        -------       -------       -------       -------       -------       ------         ------
Total
  distributions....     (1.18)            --         (0.51)        (0.44)        (0.60)        (0.71)       (0.73)         (0.77)
                      -------        -------       -------       -------       -------       -------       ------         ------
Net asset value,
  end of year......   $ 10.43       $  11.15      $   9.98      $  10.62      $  10.43      $  10.54       $10.15        $ 10.16
                      =======        =======       =======       =======       =======       =======       ======         ======
Total return.......      4.32%         11.72%        (1.19)%        6.20%         4.84%        11.27%        7.87%          9.69%++
                      =======        =======       =======       =======       =======       =======       ======         ======
RATIOS TO AVERAGE
  NET
ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in
  000's)...........   $81,317       $ 90,081      $ 72,213      $ 72,219      $ 40,213      $ 16,144       $8,321        $ 2,631
Ratio of operating
  expenses to
  average net
  assets...........      0.61%          0.61%         0.60%         0.61%         0.72%         0.87%        0.81%          1.11%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations......        --             --            --          0.04%         0.27%         0.89%        2.09%          3.22%+
Ratio of net
  investment income
  to average net
  assets...........      5.33%          5.58%         4.73%         4.64%         5.71%         6.58%        7.47%          8.56%+
Portfolio turnover
  rate.............       250%           302%          209%          115%           63%          465%         373%           354%

- ------------------

   * The Limited Maturity Bond Series commenced operations on January 24, 1989.
  ** Since August 13, 1996, Equitable Investment Services, Inc. has served as Portfolio Manager for the Limited
     Maturity Bond Series. Prior to that date different firms served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            NATURAL RESOURCES SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                      YEAR            YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                      ENDED          ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                    12/31/96        12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                   -----------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning
  of year........    $ 15.04        $  13.88      $  13.89      $   9.31      $ 10.46        $10.11       $ 11.89        $ 10.00
                     -------         -------       -------       -------      -------        ------       -------        -------
INCOME/(LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment
 income/(loss)...       0.05            0.15          0.13          0.07         0.14          0.13          0.13          (0.35)
Net realized and
  unrealized
  gain/(loss) on
  investments....       4.92            1.34          0.23          4.58        (1.15)         0.35         (1.78)          2.26
                     -------         -------       -------       -------      -------        ------       -------        -------
Total from
  investment
  operations.....       4.97            1.49          0.36          4.65        (1.01)         0.48         (1.65)          1.91
                     -------         -------       -------       -------      -------        ------       -------        -------
LESS
  DISTRIBUTIONS:
Dividends from
  net investment
  income.........      (0.07)          (0.13)        (0.13)        (0.07)       (0.14)        (0.13)        (0.13)            --
Distributions
  from capital
  gains..........      (2.09)          (0.20)        (0.24)           --           --            --            --          (0.02)
                     -------         -------       -------       -------      -------        ------       -------        -------
Total
 distributions...      (2.16)          (0.33)        (0.37)        (0.07)       (0.14)        (0.13)        (0.13)         (0.02)
                     -------         -------       -------       -------      -------        ------       -------        -------
Net asset value,
  end of year....    $ 17.85        $  15.04      $  13.88      $  13.89      $  9.31        $10.46       $ 10.11        $ 11.89
                     =======         =======       =======       =======      =======        ======       =======        =======
Total return.....      33.17%          10.69%         2.53%        49.93%       (9.81)%        4.70%       (13.84)%        18.96%++
                     =======         =======       =======       =======      =======        ======       =======        =======
RATIOS TO AVERAGE
  NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end
  of year (in
  000's).........    $43,903        $ 27,147      $ 32,879      $ 21,517      $ 2,916        $2,702       $ 2,552        $ 2,383
Ratio of
  operating
  expenses to
  average net
  assets.........       1.00%           1.01%         1.00%         1.05%        1.50%         1.50%         1.53%          5.46%+
Decrease
  reflected in
  above
  expense ratio
  due to
  expense
  limitations....         --              --            --          0.08%        0.89%         1.94%         1.93%          1.36%+
Ratio of net
  investment
  income/(loss)
  to average
  net assets.....       0.34%           0.89%         1.01%         1.03%        1.38%         1.21%         1.21%         (3.65)%+
Portfolio
  turnover
  rate...........         96%             24%           25%            5%          19%           39%           54%            22%
Average
  commission rate
  paid(a)........    $0.0252             N/A           N/A           N/A          N/A           N/A           N/A            N/A

- ------------------

   * The Natural Resources Series commenced operations on January 24, 1989.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

                                       12
<PAGE
- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              REAL ESTATE SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                      --------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning of
  year..............  $  12.63      $  11.29      $  11.18      $   9.81       $ 9.02        $ 7.05       $  9.53        $ 10.00
                       -------       -------       -------       -------       ------         -----        ------          -----
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.70          0.75          0.60          0.32         0.52          0.42          0.50           0.05
Net realized and
  unrealized
  gain/(loss) on
  investments.......      3.70          1.12          0.11#         1.37#        0.79          1.97         (2.48)         (0.06)
                       -------       -------       -------       -------       ------         -----        ------          -----
Total from
  investment
  operations........      4.40          1.87          0.71          1.69         1.31          2.39         (1.98)         (0.01)
                       -------       -------       -------       -------       ------         -----        ------          -----
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.77)        (0.53)        (0.60)        (0.32)       (0.52)        (0.42)        (0.50)         (0.05)
Distributions from
  capital gains.....     (0.28)           --            --            --           --            --            --          (0.30)
Paid in Capital.....        --            --            --            --           --            --            --          (0.11)
                       -------       -------       -------       -------       ------         -----        ------          -----
Total
  distributions.....     (1.05)        (0.53)        (0.60)        (0.32)       (0.52)        (0.42)        (0.50)         (0.46)
                       -------       -------       -------       -------       ------         -----        ------          -----
Net asset value, end
  of year...........  $  15.98      $  12.63      $  11.29      $  11.18       $ 9.81        $ 9.02       $  7.05        $  9.53
                       =======       =======       =======       =======       ======         =====        ======          =====
Total return........     35.30%        16.59%         6.34%        17.27%       13.87%        34.06%       (20.78)%        (1.22)%++
                       =======       =======       =======       =======       ======         =====        ======          =====
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (in 000's)...  $ 51,135      $ 34,975      $ 37,336      $ 29,000       $3,739        $  710       $   320        $   670
Ratio of operating
  expenses to
  average net
  assets............      1.00%         1.01%         1.00%         1.04%        1.18%         1.53%         1.48%          5.79%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --            --            --          0.10%        1.79%        11.17%        10.80%          1.32%+
Ratio of net
  investment income
  to average net
  assets............      5.53%         5.79%         5.31%         4.69%        5.74%         5.00%         5.95%          0.55%+
Portfolio turnover
  rate..............        31%           53%           64%           38%          18%           54%           47%            83%
Average commission
  rate paid(a)......  $ 0.0647           N/A           N/A           N/A          N/A           N/A           N/A            N/A

- ------------------

   * The Real Estate Series commenced operations on January 24, 1989.
  ** Since January 1, 1995, E.I.I. Realty Securities, Inc. has served as Portfolio Manager for the Real Estate
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              ALL-GROWTH SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR          YEAR         PERIOD
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                      12/31/96      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91      12/31/90      12/31/89*
                      --------      --------      --------      --------      --------      --------      --------      ---------
Net asset value,
  beginning
  of year...........  $  13.78      $  11.86      $  13.42      $  12.64      $  13.05      $   9.65       $10.59        $ 10.00
                       -------       -------       -------       -------       -------       -------      -------         ------
INCOME/(LOSS) FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income............      0.14          0.18          0.11          0.05          0.08          0.11         0.19           0.09
Net realized and
  unrealized
  gain/(loss) on
  investments.......     (0.23)         2.47         (1.56)         0.78         (0.41)         3.40        (0.94)          0.66
                       -------       -------       -------       -------       -------       -------      -------         ------
Total from
  investment
  operations........     (0.09)         2.65         (1.45)         0.83         (0.33)         3.51        (0.75)          0.75
                       -------       -------       -------       -------       -------       -------      -------         ------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income............     (0.14)        (0.14)        (0.11)        (0.05)        (0.08)        (0.11)       (0.19)         (0.09)
Distributions from
  capital gains.....     (0.16)        (0.59)           --            --            --            --           --             --
Paid in Capital.....        --            --            --            --            --            --           --          (0.07)
                       -------       -------       -------       -------       -------       -------      -------         ------
Total
  distributions.....     (0.30)        (0.73)        (0.11)        (0.05)        (0.08)        (0.11)       (0.19)         (0.16)
                       -------       -------       -------       -------       -------       -------      -------         ------
Net asset value, end
  of year...........  $  13.39      $  13.78      $  11.86      $  13.42      $  12.64      $  13.05       $ 9.65        $ 10.59
                       =======       =======       =======       =======       =======       =======      =======         ======
Total return........     (0.57)%       22.42%       (10.77)%        6.56%        (2.59)%       36.48%       (7.35)%         7.20%++
                       =======       =======       =======       =======       =======       =======      =======         ======
RATIOS TO AVERAGE
  NET
 ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year
  (in 000's)........  $ 78,750      $ 93,198      $ 71,218      $ 56,491      $ 24,202      $ 11,857       $5,005        $ 3,572
Ratio of operating
  expenses to
  average net
  assets............      1.00%         1.01%         1.00%         1.01%         1.31%         1.48%        1.51%          3.23%+
Decrease reflected
  in above expense
  ratio due to
  expense
  limitations.......        --            --            --          0.01%         0.04%         0.40%        1.51%          0.38%+
Ratio of net
  investment income
  to average net
  assets............      0.86%         1.42%         1.08%         0.52%         0.61%         0.94%        1.99%          0.94%+
Portfolio turnover
  rate..............       118%           81%          196%           29%           20%           31%          88%            54%
Average commission
  rate paid(a)......  $ 0.0592           N/A           N/A           N/A           N/A           N/A          N/A            N/A

- ------------------

   * The All-Growth Series commenced operations on January 24, 1989.
  ** Since July 1, 1994, Warburg, Pincus Counsellors, Inc. has served as Portfolio Manager for the All-Growth
     Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                         YEAR         YEAR         YEAR         YEAR         PERIOD
                                                        ENDED        ENDED        ENDED        ENDED          ENDED
                                                       12/31/96     12/31/95     12/31/94     12/31/93      12/31/92*
                                                       --------     --------     --------     --------      ---------
Net asset value, beginning of year...................  $  13.51     $  11.34     $  11.76     $  11.00       $ 10.00
                                                       --------     --------      -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income................................      0.16         0.19         0.23         0.13          0.12
Net realized and unrealized gain/(loss) on
  investments........................................      2.57         3.22        (0.42)        0.78          1.00
                                                       --------     --------      -------      -------       -------
Total from investment operations.....................      2.73         3.41        (0.19)        0.91          1.12
                                                       --------     --------      -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.................     (0.17)       (0.15)       (0.23)       (0.13)        (0.12)
Distributions from capital gains.....................     (1.01)       (1.09)          --        (0.02)           --
                                                       --------     --------      -------      -------       -------
Total distributions..................................     (1.18)       (1.24)       (0.23)       (0.15)        (0.12)
                                                       --------     --------      -------      -------       -------
Net asset value, end of year.........................  $  15.06     $  13.51     $  11.34     $  11.76       $ 11.00
                                                       ========     ========      =======      =======       =======
Total return.........................................     20.26%       30.16%       (1.59)%       8.31%        10.87%++
                                                       ========     ========      =======      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...................  $148,752     $122,227     $ 88,890     $ 87,219       $18,645
Ratio of operating expenses to average net assets....      1.00%        1.01%        1.00%        1.02%         0.91%+
Decrease reflected in above expense ratio due to
  expense limitations................................        --           --           --         0.04%         0.27%+
Ratio of net investment income to average net
  assets.............................................      1.12%        1.53%        1.96%        1.69%         2.06%+
Portfolio turnover rate..............................        64%          98%          84%          67%            6%
Average commission rate paid(a)......................  $ 0.0590          N/A          N/A          N/A           N/A

- ------------------

   * The Capital Appreciation Series commenced operations on May 4, 1992.
   + Annualized
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                    YEAR           YEAR          YEAR         PERIOD
                                                                    ENDED         ENDED         ENDED          ENDED
                                                                  12/31/96#      12/31/95      12/31/94      12/31/93*
                                                                  ---------      --------      --------      ---------
Net asset value, beginning of year..............................  $   13.30      $  10.22      $  10.30       $ 10.00
                                                                   --------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................................       0.14          0.13          0.14          0.01
Net realized and unrealized gain/(loss) on investments..........       2.61          3.04         (0.08)         0.30
                                                                   --------       -------       -------       -------
Total from investment operations................................       2.75          3.17          0.06          0.31
                                                                   --------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income............................      (0.13)        (0.09)        (0.14)        (0.01)
Distributions from capital gains................................      (0.11)           --            --            --
                                                                   --------       -------       -------       -------
Total distributions.............................................      (0.24)        (0.09)        (0.14)        (0.01)
                                                                   --------       -------       -------       -------
Net asset value, end of year....................................  $   15.81      $  13.30      $  10.22       $ 10.30
                                                                   ========       =======       =======       =======
Total return....................................................      20.65%        31.06%         0.59%         3.10%++
                                                                   ========       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..............................  $ 126,239      $ 81,210      $ 50,712       $14,430
Ratio of operating expenses to average net assets...............       1.00%         1.01%         1.00%         0.24%++
Ratio of net investment income to average net assets............       0.99%         1.24%         1.88%         0.34%++
Portfolio turnover rate.........................................         15%           43%           26%            3%
Average commission rate paid(a).................................  $  0.0600           N/A           N/A           N/A

- ------------------

   * The Rising Dividends Series commenced operations on October 4, 1993.
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                     YEAR          YEAR          YEAR         PERIOD
                                                                    ENDED         ENDED         ENDED          ENDED
                                                                   12/31/96      12/31/95      12/31/94      12/31/93*
                                                                   --------      --------      --------      ---------
Net asset value, beginning of year...............................  $   9.06      $  10.08      $  12.44       $ 10.00
                                                                    -------       -------       -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................................      0.04          0.04            --            --
Net realized and unrealized gain/(loss) on investments...........      0.62         (1.06)        (1.89)         2.44
                                                                    -------       -------       -------       -------
Total from investment operations.................................      0.66         (1.02)        (1.89)         2.44
                                                                    -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.............................        --            --            --            --
Distributions from capital gains.................................        --         (0.00)#       (0.47)           --
                                                                    -------       -------       -------       -------
Total distributions..............................................        --         (0.00)        (0.47)           --
                                                                    -------       -------       -------       -------
Net asset value, end of year.....................................  $   9.72      $   9.06      $  10.08       $ 12.44
                                                                    =======       =======       =======       =======
Total return.....................................................      7.28%       (10.11)%      (15.18)%       24.40%++
                                                                    =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)...............................  $ 51,510      $ 47,974      $ 65,224       $31,181
Ratio of operating expenses to average net assets................      1.55%         1.53%         1.73%         0.38%++
Ratio of net investment income to average net assets.............      0.38%         0.40%         0.03%         0.00%++
Portfolio turnover rate..........................................       136%          141%          106%            0%
Average commission rate paid(a)..................................  $ 0.0007           N/A           N/A           N/A

- ------------------

   * The Emerging Markets Series commenced operations on October 4, 1993.
  ++ Non-annualized
   # Amount represents less than $0.01 per share.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              VALUE EQUITY SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                           YEAR          YEAR
                                                                                          ENDED          ENDED
                                                                                         12/31/96      12/31/95*
                                                                                         --------      ---------
Net asset value, beginning of year.....................................................  $  13.18       $ 10.00
                                                                                          -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................................      0.22          0.08
Net realized and unrealized gain on investments........................................      1.18          3.44
                                                                                          -------       -------
Total from investment operations.......................................................      1.40          3.52
                                                                                          -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income...................................................     (0.19)        (0.06)
Distributions from capital gains.......................................................     (0.47)        (0.28)
                                                                                          -------       -------
Total distributions....................................................................     (0.66)        (0.34)
                                                                                          -------       -------
Net asset value, end of year...........................................................  $  13.92       $ 13.18
                                                                                          =======       =======
Total return...........................................................................     10.62%        35.21%
                                                                                          =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).....................................................  $ 44,620       $28,830
Ratio of operating expenses to average net assets......................................      1.00%         1.01%
Ratio of net investment income to average net assets...................................      1.80%         1.53%
Portfolio turnover rate................................................................       131%           86%
Average commission rate paid(a)........................................................  $ 0.0575           N/A

- ------------------

   * The Value Equity Series commenced operations on January 3, 1995.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                           YEAR          PERIOD
                                                                                          ENDED           ENDED
                                                                                        12/31/96##      12/31/95*
                                                                                        ----------      ---------
Net asset value, beginning of year....................................................   $  10.01        $ 10.00
                                                                                          -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................................       0.23           0.06
Net realized and unrealized gain/(loss) on investments................................       1.71          (0.03)#
                                                                                          -------         ------
Total from investment operations......................................................       1.94           0.03
                                                                                          -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................................................      (0.14)         (0.02)
Distributions from capital gains......................................................      (0.13)            --
                                                                                          -------         ------
Total distributions...................................................................      (0.27)         (0.02)
                                                                                          -------         ------
Net asset value, end of year..........................................................   $  11.68        $ 10.01
                                                                                          =======         ======
Total return..........................................................................      19.39%          0.33%++
                                                                                          =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)....................................................   $ 30,423        $ 8,067
Ratio of operating expenses to average net assets.....................................       1.00%          1.00%+
Ratio of net investment income to average net assets..................................       2.05%          4.04%+
Portfolio turnover rate...............................................................        133%            29%
Average commission rate paid(a).......................................................   $ 0.0269            N/A

- ------------------

   * The Strategic Equity Series commenced operations on October 2, 1995.
   + Annualized
  ++ Non-annualized
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
  ## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                                SMALL CAP SERIES

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE YEAR.

                                                                                                      YEAR
                                                                                                      ENDED
                                                                                                    12/31/96*
                                                                                                    ---------
Net asset value, beginning of year................................................................   $ 10.00
                                                                                                     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss...............................................................................     (0.01)
Net realized and unrealized gain on investments...................................................      2.02
                                                                                                     -------
Total from investment operations..................................................................      2.01
                                                                                                     -------
LESS DISTRIBUTIONS:
Dividends from net investment income..............................................................        --
Distributions from capital gains..................................................................        --
                                                                                                     -------
Total distributions...............................................................................        --
                                                                                                     -------
Net asset value, end of year......................................................................   $ 12.01
                                                                                                     =======
Total return......................................................................................     20.10%++
                                                                                                     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)................................................................   $34,365
Ratio of operating expenses to average net assets.................................................      0.99%++
Ratio of net investment loss to average net assets................................................     (0.08)%++
Portfolio turnover rate...........................................................................       117%
Average commission rate paid(a)...................................................................   $0.0621

- ------------------

   * The Small Cap Series commenced operations on January 3, 1996.
  ++ Non-annualized
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            MANAGED GLOBAL SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                        YEAR           YEAR          YEAR          YEAR           PERIOD
                                                       ENDED           ENDED         ENDED         ENDED          ENDED
                                                    12/31/96***#     12/31/95#     12/31/94#     12/31/93#      12/31/92*#
                                                    ------------     ---------     ---------     ---------      ----------
Net asset value, beginning of year................    $   9.96        $  9.26       $ 10.67       $ 10.01        $  10.00
                                                     ---------       ---------     ---------     ---------      ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................        0.04           0.05          0.07          0.06            0.02
Net realized and unrealized gain/(loss) on
  investments.....................................        1.18           0.65         (1.48)         0.60           (0.01)
                                                     ---------       ---------     ---------     ---------      ---------
Total from investment operations..................        1.22           0.70         (1.41)         0.66            0.01
                                                     ---------       ---------     ---------     ---------      ---------
LESS DISTRIBUTIONS:
Dividends from net investment income..............          --             --            --            --              --
Distributions from capital gains..................       (0.05)            --            --            --              --
                                                     ---------       ---------     ---------     ---------      ---------
Total distributions...............................       (0.05)            --            --            --              --
                                                     ---------       ---------     ---------     ---------      ---------
Net asset value, end of year......................    $  11.13        $  9.96       $  9.26       $ 10.67        $  10.01
                                                     =========       =========     =========     =========      =========
Total return......................................       12.27%          7.56%       (13.21)%        6.59%           0.10%++
                                                     =========       =========     =========     =========      =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)................    $ 86,376        $72,375       $86,209       $88,477        $ 38,699
Ratio of operating expenses to average net
  assets..........................................        1.26%          1.26%         1.31%         1.69%           0.34%++
Decrease reflected in above expense ratio due to
  expense limitations.............................          --           0.09%         0.09%         0.03%             --
Ratio of net investment income to average net
  assets..........................................        0.39%          0.51%         0.69%         0.56%           0.28%++
Portfolio turnover rate...........................         141%            44%          N/A           N/A             N/A
Average commission rate paid(a)...................    $ 0.0222            N/A           N/A           N/A             N/A

- ------------------

   * The Managed Global Account of Separate Account D of Golden American Life Insurance Company (the "Account")
     commenced operations on October 21, 1992.
  ** Since July 1, 1994, Warburg, Pincus Counsellors, Inc. has served as Portfolio Manager of the Account. Prior to that date, a different firm served as Portfolio Manager.
 *** On September 3, 1996, the Account was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations (See
     Note 6).
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
 (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

                       See Notes to Financial Statements.

- --------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                             LIQUID ASSET SERIES**

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                             YEAR           YEAR         YEAR         YEAR         YEAR         YEAR         YEAR        PERIOD
                             ENDED         ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                           12/31/96       12/31/95     12/31/94     12/31/93     12/31/92     12/31/91     12/31/90     12/31/89*
                          -----------     --------     --------     --------     --------     --------     --------     ---------
Net asset value,
  beginning of year......   $  1.00       $   1.00     $   1.00     $   1.00     $   1.00     $  1.00      $  1.00       $  1.00
                            -------        -------      -------      -------      -------     -------      -------       -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income....     0.049          0.054        0.040        0.030        0.030       0.050        0.070         0.080
                            -------        -------      -------      -------      -------     -------      -------       -------
Total from investment
  operations.............     0.049          0.054        0.040        0.030        0.030       0.050        0.070         0.080
                            -------        -------      -------      -------      -------     -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net
  investment income......    (0.049)        (0.054)      (0.040)      (0.030)      (0.030)     (0.050)      (0.070)       (0.080)
                            -------        -------      -------      -------      -------     -------      -------       -------
Total distributions......    (0.049)        (0.054)      (0.040)      (0.030)      (0.030)     (0.050)      (0.070)       (0.080)
                            -------        -------      -------      -------      -------     -------      -------       -------
Net asset value, end of
  year...................   $  1.00       $   1.00     $   1.00     $   1.00     $   1.00     $  1.00      $  1.00       $  1.00
                            =======        =======      =======      =======      =======     =======      =======       =======
Total return.............      5.01%          5.51%        3.89%        2.64%        3.13%       5.66%        7.75%         7.67%++
                            =======        =======      =======      =======      =======     =======      =======       =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of year
   (in 000's).............   $39,096       $ 38,589     $ 46,122     $ 16,808     $ 13,206     $ 9,790      $ 8,709       $ 2,352
Ratio of operating
  expenses to average net
  assets.................      0.61%          0.61%        0.61%        0.61%        0.74%       0.76%        0.66%         0.90%+
Decrease reflected in
  above expense ratio due
  to expense
  limitations............        --             --           --         0.08%        0.50%       1.01%        1.84%         3.26%+
Ratio of net investment
  income to average net
  assets.................      4.89%          5.39%        3.89%        2.60%        3.04%       5.48%        7.56%         8.99%+

- ------------------

   * The Liquid Assets Series commenced operations on January 24, 1989.
  ** Since August 13, 1996, Equitable Investment Services, Inc. has served as Portfolio Manager for the Liquid
     Asset Series. Prior to that date different firms served as Portfolio Manager.
   + Annualized
  ++ Non-annualized

                       See Notes to Financial Statements.

 INVESTMENT OBJECTIVES AND POLICIES

Each of the Series has a different investment objective or objectives that are described below. Each Series' portfolio is managed by its own Portfolio Manag-er. There can be no assurance that any of the Series will achieve its invest-ment objective or objectives. Because each Series seeks a different investment objective or objectives and has different policies, each is subject to varying degrees of financial, market, and credit risks. Each Series is subject to the risk of changing economic conditions. As with any security, a risk of loss is inherent in investment in a Series' shares. Therefore, investors should care-fully consider the investment objective or objectives, investment policies, and potential risks of any Series before investing.

The different types of securities and investment techniques used by the indi-vidual Series all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital apprecia-tion and there is a substantial risk of decline. With respect to debt securi-ties, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

Certain types of investments and investment techniques common to one or more Series are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information.

Each Series, except the Managed Global and Hard Assets Series, is diversified, as defined in the Investment Company Act of 1940. A diversified Series may not invest more than 5% of the value of its total assets in any one issuer and it may not purchase more than 10% of the outstanding voting securities of any one issuer with respect to 75% of its total assets, exclusive of amounts held in cash, cash items, and U.S. Government securities. The Managed Global and Hard Assets Series are classified as "non-diversified," which means that each Series is not limited by the Investment Company Act of 1940 in the amount of assets that it may invest in the securities of a single issuer. However, the Managed Global and Hard Assets Series will meet the diversification requirements under the Internal Revenue Code applicable to mutual funds and variable contracts. Further, the Managed Global Series may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Series' assets would be invested in the securities of any issuer, except that this restriction does not apply to U.S. Government securities or foreign government securities, and the Series may not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer. Because the Series are "non-diversified" and may invest in a smaller number of individual issuers than a series which is "diversified," an investment in either Series may, under certain circumstances, present greater risk to an investor than an investment in a series which is diversified. This risk may include greater exposure to the risk of poor earnings or default of one issuer than would be the case for a more diversified series. Each Series' policy on diversification is a fundamental policy and may not be changed without approval of a majority of the outstanding voting shares of that Series.

The Series are subject to investment restrictions that are described in the Statement of Additional Information. The investment restrictions so designated and, unless otherwise noted, the investment objective or objectives of each Series are "fundamental policies" of each Series, which means that they may not be changed without a majority vote of shareholders of the affected Series. Except for these fundamental policies, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them with-out shareholder approval.

MULTIPLE ALLOCATION SERIES
The investment objective of the Multiple Allocation Series is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk. The Series seeks to achieve this objective through investment in debt and equity securities and the use of certain sophisticated investment strate-gies and techniques. The Portfolio Manager for the Series is Zweig Advisors Inc.

In seeking to maximize total return, the Series will follow an asset alloca-tion strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. The Series' investments will be designed to maximize total return during all economic and financial environments, consis-tent with the preservation of capital and elimination of unnecessary risk, as determined by the Portfolio Manager.

The Series will invest up to 60% of its total assets in U.S. Government secu-rities and investment grade debt securities of domestic and foreign issuers, and up to 50% of its total assets in equity securities, including common and preferred stocks, convertible debt securi-ties, and warrants. If the Portfolio Manager deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a sub-stantially higher percentage (but generally not more than 60%) of the Series' total assets may be invested in such equity securities. If, however, the Port-folio Manager believes that the stock market investment environment is uncer-tain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in debt securities and/or money market instruments. During periods when the Port-folio Manager believes an overall defensive position is advisable, greater than 50% (and under certain circumstances perhaps all) of the Series' total assets may be invested in money market instruments and cash.

Furthermore, if the Portfolio Manager believes that inflationary or monetary conditions warrant a significant investment in companies involved in gold op-erations, the Series may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distrib-uting gold or other precious metals.

The Portfolio Manager will determine the extent of the Series' investment in debt and equity securities, primarily on the basis of various debt and equity market timing techniques developed by Dr. Martin Zweig (Ph.D. in Finance) and his staff. The debt market timing techniques incorporate various indicators, including the momentum of bond prices, short-term interest rate trends, infla-tion indicators and general economic and liquidity indicators, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the debt markets. The equity market timing techniques incorporate general mar-ket indicators, including interest rate and monetary analysis, market senti-ment indicators, price and trading volume statistics, and measures of valua-tion, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall perfor-mance and the risk of the stock market. There is no assurance that these debt or equity market timing techniques will eliminate the risks of debt and equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.

The Series may use various investment strategies and techniques when the Port-folio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: writing "covered" listed put and call equity options, including options on stock indexes, and purchasing such op-tions; short sales of securities; purchasing and selling stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of "special situation" companies, "gold operations" companies, and foreign issuers; entering into foreign currency transactions and options on foreign currencies; entering into repurchase agreements or reverse repurchase agreements; and lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities. The debt and equity components of the Series' portfolio may include such investments.

The maturities of the debt securities in the Series' portfolio will vary based in large part on the Portfolio Manager's expectations as to future changes in interest rates. However, the Portfolio Manager expects that the debt component of the Series' portfolio will normally be invested primarily in intermediate debt securities, i.e., those with remaining maturities of five to ten years, and/or long-term debt securities, i.e., those with remaining maturities in ex-cess of ten years. The Portfolio Manager expects that the equity portion of the Series' portfolio will be widely diversified by both industry and the num-ber of issuers. The Portfolio Manager expects that the majority of the stocks in the Series' portfolio will be selected on the basis of a proprietary com-puter-driven stock selection model that evaluates and ranks higher dividend yield stocks. The Portfolio Manager will consider, from a list of approxi-mately 1,500 of the most liquid stocks, approximately 750 stocks with the highest dividend yields. The Portfolio Manager will then use, for the selec-tion of stocks, a proprietary computer-driven stock selection model that eval-uates and ranks such higher dividend yield stocks on the basis of various fac-tors, which may include earnings momentum, earnings growth, price-to-book val-ue, price-to-earnings, price-to-cash flow, cash flow trend, payout ratio trend and other market measurements. Such stock selection model may evolve or be re-placed by other stock selection techniques intended to achieve the Series' objective.

From time to time the Series may invest in companies that are determined by the Portfolio Manager to represent a "special situation." A special situation reflects securities which are expected to be accorded favorable or unfavorable market recognition within a reasonably estimable period of time, at an appreciated or depreciated value, respectively, solely by reason of a develop-ment particularly or uniquely applicable to the issuing company. Developments that may create special situations include, among others: a buy out; expected market recognition of asset value; asset reorganization; recapitalization, tender offer or merger; material litigation; technological breakthrough; and new management or management policies. However, since the situations may not develop as anticipated, e.g., a tender offer may be successfully defended against or a merger may fall through, the Series could incur losses.

The Series may also invest in the equity securities (particularly common stocks) of companies involved in the exploration, mining, development, produc-tion, and distribution of gold. The Series may invest in issuers located in any part of the world. The Portfolio Manager believes that the securities of companies involved in gold operations may offer protection against inflation and monetary instability and, thus, when deemed appropriate by the Portfolio Manager, the Series may invest up to 10% of its total assets in such securi-ties. The Series may also invest in the securities of other companies primar-ily engaged in the exploration, mining, processing, fabrication, or distribu-tion of other natural resources/hard assets, including minerals and metals such as silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates, but the Series expects that such investments would be secondary to investments in companies involved in gold operations, as protection against inflation and monetary instability. Investment in gold and other natural resources presents risks because the prices of gold and such other resources have fluctuated sub-stantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The prices of gold shares and other mining shares frequently fluctuate even more dramatically than the prices of gold and other resources. The unstable politi-cal and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities in South African companies.

The Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a de-cline in market price. The Series may make short sales to offset a potential decline in a long position or a group of long positions, or if the Series' Portfolio Manager believes that a decline in the price of a particular secu-rity or group of securities is likely as a result of an unfavorable "special situation" or other reasons. The Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementa-tion of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline. For ad-ditional information, see "Description of Securities and Investment Tech-niques -- Short Sales."

The Series may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds. As further described under "Borrowing," in the discussion on "Description of Securities and Investment Techniques," any such borrowing will be made only from banks and is subject to certain percent-age limitations described under "Borrowing."

FULLY MANAGED SERIES
The Fully Managed Series' investment objective is to earn, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk. It seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securi-ties and money market instruments to preserve its principal value during un-certain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long term investments than others. Total investment return consists of current income, including dividends, interest and discount accruals, and capital ap-preciation. Current income will be an important component of the Series' ef-fort to maximize total return. The Portfolio Manager for the Series is T. Rowe Price Associates, Inc.

The Portfolio Manager expects that equity securities generally will constitute 25% to 85% of the Series' overall portfolio, and that the equity portfolio will be widely diversified by number of issuers. The Portfolio Manager expects that investment opportunities generally will be sought among securities of large-capitalization, established companies, although securities of smaller, less well-known companies may also be selected. The Series may invest up to 25% of its total assets in preferred stock.

In selecting investments for the Series, the Portfolio Manager uses a "valua-tion" discipline to identify stocks whose prospects for price appreciation, over time, are believed to exceed the risk of loss of market value. Through this process, a security's current market value is analyzed relative to each of the following: the company's assets, such as natural resources and real es-tate; the company's replacement cost of plant and equipment; the company's consumer or commercial franchises, such as well-recognized trademarks or es-tablished brand names; and the company's earnings or growth potential. The Portfolio Manager also seeks to identify securities that have been over-dis-counted due to adverse operating results, deteriorating economic or industry conditions, or unfavorable publicity. By investing after the adverse condi-tions are reflected in the price of the company's securities, the risks asso-ciated with such out-of-favor investments may be limited. The utilization of this contrarian approach may result in investment selections which are counter to those of most investors.

It is anticipated that debt securities, including convertible bonds, may often constitute between 25% and 50% of the Series' overall portfolio. Debt securi-ties purchased by the Series may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between four and ten years, but may be shorter or longer. The Portfolio Manager may invest up to 5% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus.

The balance of the Series' portfolio will generally be invested in the follow-ing money market instruments which have remaining maturities not exceeding one year: (i) obligations issued or guaranteed by the U.S. Government, its agen-cies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase in the two highest rating categories; and (iv) repurchase agreements. The Series also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) at the time of pur-chase, if such banks have more than $1 billion in total assets.

To maximize potential return, the Portfolio Manager may utilize the following investment methods: writing "covered" listed put and call equity options, in-cluding options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures; purchasing warrants and preferred and convertible preferred stocks; entering into repurchase agree-ments and reverse repurchase agreements; lending portfolio securities to bro-kers, dealers, banks, or other recognized institutional borrowers of securi-ties; purchasing restricted securities; purchasing securities of foreign is-suers; entering into forward currency contracts and currency exchange transac-tions for hedging purposes; and borrowing from banks to purchase securities. The Series will not engage in short sales of securities other than short sales "against the box." See "Description of Securities and Investment Techniques" for further discussion of these investment methods.

LIMITED MATURITY BOND SERIES
The Limited Maturity Bond Series' primary investment objective is the highest current income consistent with low risk to principal and liquidity. As a sec-ondary objective, the Series also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available with-out significant risk to principal. The Portfolio Manager for this Series is Equitable Investment Services, Inc.

The Series pursues its objectives primarily by investing in a diversified portfolio of limited maturity debt securities. These are short-to-intermedi-ate-term debt securities with actual remaining maturities of seven years or less, and other debt securities with special features (e.g., puts, variable or floating coupon rates, maturity extension arrangements, mortgage pass-throughs, etc.) producing price characteristics similar to those of short-to-intermediate-term debt securities. Generally, the Series' portfolio securities are selected from as many as ten sectors of the fixed income market, each rep-resenting a different type of fixed income investment. The ten sectors are as follows:

(i) U.S. Treasury obligations;

(ii) U.S. Government agency and instrumentality securities;

(iii) repurchase agreements with respect to U.S. Treasury obligations and U.S. Government agency and instrumentality securities;

(iv) asset-backed securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies or collateralized by U.S. Treasury obligations or U.S. Government agency securities, mortgages pooled by high-quality financial institutions, and other asset-backed securities representing pools of receivables unrelated to mortgage loans;

(v) banking industry obligations, including certificates of deposit, time de-posits, and bankers' acceptances issued by commercial banks;

(vi) savings industry obligations, including certificates of deposit and time deposits issued by savings and loan associations;

(vii) corporate debt securities;

(viii) corporate commercial paper, consisting primarily of unsecured notes with maturities of nine months or less issued to finance short-term credit needs;

(ix) variable or floating rate securities, the coupon rates of which vary with a designated money market index; and

(x) foreign securities denominated in U.S. dollars.

For additional information as to the characteristics and risks of investments in several of these sectors, see the "Description of Securities and Investment Techniques" in this Prospectus.

The Portfolio Manager conducts a continuing review of sector yields and other information. These data are analyzed in light of market conditions and trends in order to determine which investment sectors offer the best values on a to-tal return basis. Where the yield of a sector exceeds that of comparable U.S. Treasury obligations, the excess yield or "premium" is analyzed to determine whether and to what extent it reflects additional risk in that sector. During periods that yield differentials available in the non-governmental sectors do not appear to justify the additional risks involved, the Series will invest more heavily in U.S. Treasury obligations and U.S. Government agency and in-strumentality securities.

Ordinarily, the Series' portfolio will include securities from five or more of the investment sectors. The Series does not intend to concentrate 25% or more of its total assets in debt securities of issuers in any single industry.

After the sectors for investment have been chosen, individual securities are selected from within these sectors on the basis of yield, creditworthiness, and liquidity. The Series will invest in corporate debt securities and vari-able or floating rate securities only if such securities are rated Baa or bet-ter by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Stan-dard & Poor's Ratings Group ("Standard & Poor's"), or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager determines that they are of equivalent quality. The Series will invest in corporate commercial paper only if rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager deter-mines that the commercial paper is of equivalent quality. For additional in-formation, see "Appendix 1: Description of Bond Ratings" in the Statement of Additional Information.

The Series seeks to reduce risk, increase income, and preserve or enhance to-tal return by actively managing the maturity of its portfolio in light of mar-ket conditions and trends. When, in the opinion of the Portfolio Manager, mar-ket indicators point to higher interest rates and lower bond prices, average maturity generally will be shortened. When falling interest rates and rising bond prices are indicated, a longer average portfolio maturity generally can be expected.

During periods of rising or falling interest rates, the Series may also seek to hedge all or a part of its portfolio against related changes in securities prices by buying or selling interest rate futures contracts and options there-on. Such a strategy involves using the contracts as a maturity management de-vice that reduces risk and preserves total return while the Series is restruc-turing its portfolio in response to the changing interest rate environment. For information on such contracts, see "Description of Securities and Invest-ment Techniques."

The dollar-weighted average maturity of the Series' portfolio will not exceed five years, and, in periods of rapidly rising interest rates, may be shortened to one year or less. For these purposes, (i) the maturity of mortgage-backed securities is determined on an "expected life" basis, (ii) variable or float-ing rate securities are deemed to mature at the next interest rate adjustment date, and (iii) debt securities with put features are deemed to mature at the next put exercise date. Positions in interest rate futures contracts (long or short) will be reflected in average portfolio maturity on the basis of the ma-turities of the securities underlying the futures contracts.

The Series may invest in private placements of debt securities. The Series may also purchase securities (including mortgage-backed securities such as GNMA, FNMA, and FHLMC Certificates) on a when-issued basis. A description of these techniques and their attendant risks is contained in the section of this Prospectus entitled "Description of Secu-rities and Investment Techniques."

HARD ASSETS SERIES

Hard Assets Series, formerly the Natural Resources Series, seeks long-term capital appreciation. The Series seeks this objective by investing primarily in "Hard Asset Securities," that is equity and debt securities of companies engaged in the exploration, development, production, management, and distribution of hard assets such as gold and other precious metals, strategic metals, minerals, oil, natural gas, coal and real estate investment trusts. The Series may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. Although current income may be realized, it is not an investment objective; it is anticipated that the Series will realize only a nominal amount of current income. The Series' Portfolio Manager is Van Eck Associates Corporation.

The Series' Portfolio Manager believes securities of some natural resources companies, sometimes referred to as "hard asset" companies, offer an opportu-nity to protect wealth against eroding monetary values. The Portfolio Manager believes that recent history indicates that the policies of many governments, particularly persistent budget deficits and high rates of money supply growth, have, at times, had long-term inflationary consequences. Generally, during pe-riods of accelerating inflation, the prices of many natural resources equity securities sometimes have risen faster than the rate of inflation; and the Portfolio Manager believes that they will continue to do so in the future. During such periods, interest rates and yields on industrial shares have ris-en, causing the prices of fixed income and industrial equity securities to de-cline. The Portfolio Manager anticipates that inflation and the price of cer-tain natural resources will continue on a long-term upward trend with alter-nating cycles as credit is overexpanded and subsequently tightened. Since the market action of shares of companies engaged in certain natural resources ac-tivities may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assur-ance that an increased rate of return or reduced fluctuation of a portfolio will be achieved. Thus, an investment in the Series' shares should be consid-ered part of an overall investment program rather than a complete investment program.

The Series may invest in securities of foreign issuers, including securities of South African issuers. The relative amount of the Series' investment in foreign issuers will change from time to time, and the Series is subject to certain guidelines for diversification of foreign security investments. In-vestments by the Series in securities of foreign issuers may involve particu-lar investment risks. See "Description of Securities and Investment Tech-niques" in this Prospectus. Political and social conditions in South Africa, due to former segregation policies of the South African government and unset-tled political conditions prevailing in South Africa and neighboring coun-tries, may pose certain risks to the Series' investments. If aggravated by lo-cal or international developments, such risks could have an adverse effect on investments in South Africa, including the Series' investments and, under cer-tain conditions, on the liquidity of the Series' portfolio and its ability to meet shareholder redemption requests.

The Series will normally invest at least 65% of its total assets in Hard Asset Securities. Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. See "Description of Securities and Investment Techniques -- Indexed Securities and Structured Notes." The term "Hard Asset Companies" includes companies that are directly or indirectly
(whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (a) precious metals, (b) ferrous and non-ferrous metals, (c) gas, petroleum, petrochemicals or other hydrocarbons, (d) forest products, (e) real estate including real estate investment trusts, and (f) other basic non-agricultural commodities. Under normal market conditions, the Series will invest at least
5% of its assets in each of the first five sectors listed previously. The Series has a fundamental policy of concentrating in such industries and up to 50% of the Series' assets may be invested in any one of the above sectors. Since the Series may so concentrate, it may be subject to greater risks and market fluctionations than other investment companies with more diversified portfolios. See "Hard Asset Securities."

Although the Series will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REITS") and other real estate industry companies or companies with substantial real estate investments. As a result, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. For a description of these risks, see "Description of Securities and Investment Techniques -- Real Estate Securities."

The Series reserves the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins and other precious metal (silver and platinum) bullion. The Series may invest over 25% of its assets in securities of companies predominantly engaged in gold operations, although the Series will not invest in any such security or in gold bullion and coins if, after such acquisition, more than 50% of the Series' assets (taken at market value at the time of such investment) would be invested in securities of companies predominantly engaged in gold operations and gold bullion and coins. The Series may also invest directly in other commodities including petroleum and strategic metals. The Series may invest up to 35% of the value of its total assets in: (a) common stock of companies not engaged in natural resources activities, (b) investment-grade corporate debt securities, (c) obligations issued or guaranteed by U.S. or foreign governments, (d) money market instru-ments, and (e) repurchase agreements.

During periods of less favorable economic and/or market conditions, the Series may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, certificates of deposit, bankers acceptances, investment grade commercial paper, and repurchase agreements.

The Series may engage in short sales, and may lend portfolio securities. The Series may also invest up to 5% of its assets at the time of purchase in warrants, and may purchase or sell put or call options on securities and foreign currencies. The Series may engage in futures contracts and options on those contracts. These techniques are described in "Description of Securities and Investment Techniques."

The Portfolio Manager believes the Series may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earnings or share prices for the Hard Asset Companies in the Series. Hard Asset Company equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

The Series seeks investment opportunities in the world's major stock, bond and commodity markets. The Series may invest in securities issued anywhere in the world, including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country. There is no limitation on the amount the Series can invest in emerging markets. The Series may purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See "Description of Securities and Investment Techniques."

The equity securities in which the Series may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts; partnerships; joint ventures and other incorporated entities or enterprises; "when issued" securities: "partly paid" securities (securities paid for over a period of time) and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Series may invest in certain derivatives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Series may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and are subject to additional risks that are described in the "Description of Securities and Investment Techniques." In addition, the Series may invest in futures and forward contracts and options on precious metals and other Hard Assets. See "Investment in Gold and Other Precious Metals."

Since the Series may invest substantially all of its assets in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold operations, the Series may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. These risks are described further in "Description of Securities and Investment Techniques."

Investors should be aware that some of the instruments in which the Series may invest, such as structured or indexed notes, swaps and foreign securities, may be subject to periods of extreme volatility and illiquidity and may be difficult to value. Despite these risks, some of which are noted below, these instruments may offer unique investment opportunities. These techniques are described in "Description of Securities and Investment Techniques."

REAL ESTATE SERIES
The primary investment objective of the Real Estate Series is capital appreci-ation. Current income is a secondary objective. The Series seeks these objec-tives primarily through investment in publicly traded equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Securities are selected for long-term investment. It is generally not the policy of the Series to purchase securities merely for short-term gain, although there may be a limited number of short-term transactions. The Portfolio Manager for the Series is E.I.I. Realty Securities, Inc.

The Series will invest not less than 65% of its total assets in common and preferred stocks and convertible preferred securities of companies which have at least 50% of the value of their assets in, or which derive at least 50% of their revenues from, the ownership, construction, management, or sale of resi-dential, commercial, or industrial real estate, which include listed equity real estate investment trusts which own properties, and listed mortgage real estate investment trusts which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. The Series may invest more than 25% of its total assets in any of the foregoing sectors of the real estate industry. The Series' assets may, however, be in-vested in money market instruments and U.S. Government securities if, in the opinion of the Portfolio Manager, market conditions warrant a temporary defen-sive investment strategy.

The Series may invest up to 35% of its total assets in equity, debt, or con-vertible securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building sup-plies, and up to 25% of its total assets in financial institutions which issue or service mortgages, such as savings and loans or mortgage bankers. The Se-ries also may invest in the securities of companies unrelated to the real es-tate industry but which have significant real estate holdings believed to be undervalued relative to the price of the companies' securities.

In addition to the common and preferred stocks described above, the Series may invest up to 35% of its total assets in securities believed by the Portfolio Manager to be undervalued and have capital appreciation potential, including warrants and other rights to purchase securities (up to 5% of total assets), bonds, convertible securities, and publicly traded limited partnerships listed on national securities exchanges or NASDAQ. The Series may invest up to 5% of its total assets in bonds, convertible securities, and limited partnerships traded on the Toronto or London Stock Exchanges. The Series may also invest up to 20% of its assets, measured at the time of investment, in high yield con-vertible bonds that are rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of comparable quality by the Portfolio Manager). See "High Yield Bonds."

There are risks inherent in the Series' investment policies. These risks are discussed in "Description of Securities and Investment Techniques -- Real Estate Securities."

ALL-GROWTH SERIES
The All-Growth Series' investment objective is capital appreciation. The Se-ries seeks to achieve its objective through investment in securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio Manager for the Series is Pilgrim Baxter & Associ-ates, Ltd.

In considering securities for the Series, the Portfolio Manager (1) selects for investment those companies whose unique characteristics or proprietary ad-vantages, it believes, offer the best prospects for above average increases in revenues and earnings; (2) selects companies that tend to be grouped in indus-tries that, from time to time, are judged to be less likely to be affected by the business cycle and/or have already experienced the negative effects of the capital markets; and (3) monitors both companies and their industries to make certain they retain the characteristics that led to their selection in the first place.

The Series' investment policy stresses flexibility and adaptability in arrang-ing its portfolio to seek the desired results. Common stocks will generally constitute a majority of the portfolio, but the Series may invest in preferred stocks and debt securities (including money market obligations) when, in the judgment of the Portfolio Manager, a more conservative investment position seems appropriate in light of anticipated market conditions. The Series will not invest for purposes of exercising management or control.

Assets of the Series will be subject to the risks of investment in equity se-curities, i.e., there is no assurance of capital appreciation and there is a substantial risk of decline. Investment in the securities of unseasoned compa-nies may in some instances involve a higher degree of risk than investments in securities of companies with longer operating histories. Any current income from dividends received from such securities will be entirely incidental. The Series is not suitable for investors seeking a consistent and/or minimum level of income.

The Series may invest up to 10% of its assets in securities of foreign is-suers. The Series may also engage in short sales. The Series may also write "covered" listed put and call equity options including options on stock indi-ces, and purchase such options; purchase and sell stock index, interest rate, and other futures contracts; and purchase options on such futures. It is not the policy of the Series to invest in securities of companies with no operat-ing history. The Series is permitted to borrow for the purpose of making leveraged investments, subject to regulatory restrictions. For discussion of the risks involved in these investment techniques, see "Description of Securi-ties and Investment Techniques."

CAPITAL APPRECIATION SERIES
The investment objective of the Series is to generate long-term capital growth. In seeking this objective, the Series will invest primarily in common stock and preferred stock that will be allocated between two categories of stocks described below and referred to as "components." The components in which the Series will invest are the growth component and the value component. The Portfolio Manager for the Series is Chancellor LGT Asset Management, Inc.

The Portfolio Manager will allocate the Series' assets between the two compo-nents in an effort to maximize the potential for achieving the Series' overall objective. The Port-folio Manager may allocate the assets between the components in its discretion in any proportion that it deems appropriate. The Portfolio Manager is free to allocate the Series' assets such that, at any point in time, there may be lit-tle or no assets allocated to one of the components. The Portfolio Manager may select a particular security for inclusion in both components, provided that it meets the criteria for each component. The Portfolio Manager will select securities for each component based upon the criteria for each component as described below:

The Growth Component. The securities eligible for this component are those that the Portfolio Manager believes have the following characteristics: they have stability and quality of earnings and positive earnings momentum; have dominant competitive positions; and demonstrate above-average growth rates as compared to published Standard & Poor's 500 Composite Stock Price Index ("S&P 500") earnings projections.

The Value Component. Securities eligible for this component are those that the Portfolio Manager regards as fundamentally undervalued, i.e., securities sell-ing at a discount to asset value and securities with a relatively low price- /earnings ratio. The securities eligible for this component may include real estate stock such as securities of publicly owned companies that, in the Port-folio Manager's judgment, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value. Real estate stocks may also include those issued by companies in industries related to real estate, including companies that own, develop or provide serv-ices to income-producing real estate, and commercial and community developers, and may include real estate investment trusts and "land rich" companies, which are companies that are not in the real estate industry but that have signifi-cant real estate related assets and whose stock price may be affected by the real estate assets they hold.

If the Portfolio Manager believes that the expected market return for equity securities over a twelve-month period is less than a premium over U.S. Trea-sury bills that equity securities have historically provided, the Series may, as a temporary defensive measure, invest up to 40% of its assets in money mar-ket instruments and short-term investment grade debt securities until market conditions improve. Investment grade securities are generally those rated at least Baa by Moody's or BBB by Standard & Poor's, or unrated securities that the Portfolio Manager determines are of comparable quality. The Series from time to time may invest in money market instruments to the extent appropriate, pending investment in the types of securities in which the Series normally in-vests or in anticipation of redemptions. Money market instruments in which the Series may invest include U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, commercial paper and other U.S. dollar-denominated obligations of domestic and foreign corporations, and repurchase agreements.

To maximize potential return, the Portfolio Manager may use the following in-vestment methods: writing "covered" listed put and call equity options includ-ing options on stock indices, and purchasing such options; purchasing and selling stock index, interest rate, and other futures contracts, and purchas-ing options on such futures; entering into repurchase agreements; and borrow-ing from banks to purchase securities. The Series may also invest up to 20% of its total assets in Depositary Receipts. The Series may engage in short sales and short sales "against the box." See "Description of Securities and Invest-ment Techniques" for further discussion of these investment methods. For a discussion of investment in investment grade debt securities, see "Debt Secu-rities." For a description of the risks of investment in industries related to real estate, see Description of Securities and Investment Techniques -- Real Estate Securities."

RISING DIVIDENDS SERIES
The investment objective of the Rising Dividends Series is capital apprecia-tion. Dividend income is a secondary objective. The Portfolio Manager for the Series is Kayne, Anderson Investment Management, L.P.

In seeking these objectives, the Series normally invests at least 80% of its net assets in equity securities of companies determined to be of high quality by the Portfolio Manager that meet the following four criteria:

(i) Consistent dividend increases -- The company must have increased its divi-dends in seven of the last ten years.

(ii) Substantial dividend increases -- The company must have at least doubled its dividends in the last ten years.

(iii) Reinvested profits -- The company must reinvest at least 35% of its profits annually.

(iv) Under-leveraged balance sheet -- The company must have less than 35% of its total capitalization in long-term debt.

In selecting securities, the Portfolio Manager screens a universe of over 13,000 companies for those companies that meet the above criteria. From this universe, the Portfolio Manager anticipates that approximately 350 companies will meet the criteria, each of which is individually analyzed by the Portfo-lio Manager to consider its past and present competitive position within its respective industry. Each security is analyzed on a proprietary computer ma-trix, based on the Portfolio Manager's projections of each company's growth in earnings, cash flow, and dividends. Target prices and value ranges are devel-oped from this analysis. The securities are ranked based on their potential total return and their risk/reward ratio. The final decision to invest in a stock includes an analysis of how well the company is positioned in its sector and how well the sector is positioned for the current economic environment. The individual security selection is overlaid with a sector allocation discipline to avoid over concentration in any single sector.

It is the policy of the Series that no equity security will be acquired if, after its acquisition, more than 15% of the Se-ries' total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager does not intend to invest any of the Series' assets in securities that, at the time of investment, it believes to be illiquid. The Portfolio Manager periodically monitors the Se-ries' equity securities to assure they meet the four criteria. A security will generally be sold when it reaches its target price, when negative changes oc-cur in either the company or its industry, or when any one or more of the four criteria are no longer satisfied. A 15% price decline in a stock, relative to the market, triggers a re-appraisal. The reappraisal may result in a sale, but each buy/sell decision is made on the merits and fundamentals of that particu-lar situation. There may from time to time be other equity securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfo-lio Manager deems a suitable investment. Equity securities are deemed to in-clude common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

The Portfolio Manager may enter into forward currency contracts and currency exchange transactions for hedging purposes. During those times when equity se-curities that meet the Portfolio Manager's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Series may invest any amount of its assets in short-term fixed income securi-ties or in cash or cash equivalents.

EMERGING MARKETS SERIES
The investment objective of the Emerging Markets Series is long-term capital appreciation. The Series seeks this objective by investing primarily in equity securities of companies that are considered to be in emerging market countries. Income is not an objective, and any production of current income is considered incidental to the objective of growth of capital. The Series will be diversi-fied by issuer, and normally will be invested in companies located in at least six different emerging market countries. The investment philosophy of the Se-ries is to attempt to capitalize upon emerging capital markets in developing nations and other nations in which the Portfolio Manager believes that eco-nomic and political factors are likely to produce above average growth rates. The Series' Portfolio Manager is Putnam Investment Management, Inc. ("Putnam").

At least 65% of the Series' assets normally will be invested in the equity se-curities of issuers in countries that are identified as emerging market coun-tries in the Morgan Stanley Capital International Emerging Markets Free Index or the International Finance Corporation Emerging Market Index, or a country that the Portfolio Manager otherwise believes is an emerging market country because it has a developing economy or because its markets have begun a proc-ess of change and are growing in size and/or sophistication.

The Portfolio Manager will allocate the Series' assets for investment in emerging market countries in its discretion, taking into account economic and political factors that may include, among others, relative market valuation, earnings momentum, supply and demand, the prospects for relative growth among the regions and the countries therein, expected levels of inflation, govern-mental policies influencing business conditions, the outlook for currency re-lationships, and the range of alternative opportunities available to interna-tional investors. The Portfolio Manager may determine to change its allocation at any time.

For purposes of allocating the Series' investments, a company will be consid-ered located in the country in which the company is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced. Eq-uity securities that may be acquired include common stock and other securities with equity characteristics, including preferred stock, rights and warrants, convertible securities, which may consist of debt securities or preferred stock that may be converted into common stock or that carry the right to pur-chase common stock, and shares of investment companies.

In selecting securities in emerging market countries, the Portfolio Manager seeks undervalued investment opportunities for growth. The Portfolio Manager uses a disciplined, value-oriented investment philosophy that generally stresses the inherent value of companies under examination, usually based upon the medium term outlook for such companies. Securities may be considered for the company's fundamental financial characteristics, its earnings potential, or the potential for economic development of the country or region in which the company is located.

To the extent that the Series' assets are not invested in emerging market eq-uity securities, the remainder of the Series' assets, which normally will not exceed 35% of net assets, may be invested in equity securities of issuers in developed economies; debt securities issued or guaranteed by corporate or governmental issuers in an emerging market country (including Brady Bonds) or an industrialized country, including the United States; in bank deposits or bank obligations (including certificates of deposit, time deposits, and bankers' acceptances) of banks in emerging market or industrialized countries, including the United States; instruments issued by international development agencies; and in high-quality money market instruments, including commercial paper and other short-term corporate debt obligations of issuers in indust-rialized and emerging market countries. The Portfolio Manager may invest up to 10% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus and "Debt Securities" in the Statement of Additional Information.

For temporary defensive purposes, the Series may decrease its investment in emerging market country equity securities, and may invest to a significant de-gree in debt securities and bank and money market instruments as described above. In addition, the Series may invest significantly in such securities af-ter receipt of new monies.

Most of the foreign securities in which the Series invests will be denominated in foreign currencies. The Series may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency ex-change rates in relation to the U.S. dollar. Such foreign currency transac-tions may include forward foreign currency contracts, currency exchange trans-actions on a spot (i.e., cash) basis, put and call options on foreign curren-cies, and foreign exchange futures contracts. For a description on these tech-niques, see "Description of Securities and Investment Techniques --Foreign Currency Transactions" in this Prospectus.

The Emerging Markets Series may use various investment strategies and tech-niques to meet its investment objectives, including purchasing options on se-curities and writing (selling) secured put and covered call options on securi-ties and securities indexes. The Series may purchase and sell futures con-tracts, and may purchase and write options on such futures contracts,including stock index futures contracts. When deemed appropriate by the Portfolio Manager, the Series may enter into reverse repurchase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Series may invest in shares of other invest-ment companies when the Portfolio Manager believes such investment is an appropriate method of investing in one or more emerging capital markets.
The Series may invest in restricted securities and warrants. These investment techniques are described under the heading "Description of Securities and In-vestment Techniques" in this Prospectus or in the Statement of Additional In-formation.

Investment in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a description of these risks, see "Description of Securities and Investment Techniques -- Foreign Securities" in this Prospectus. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in re-cent years, and devaluation may occur subsequent to investments in those cur-rencies by the Series. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and secu-rities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by sig-nificant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced merg-ers of companies, expropriation or confiscatory taxation, seizure, national-ization, foreign exchange controls (which may include suspension of the abil-ity to transfer currency from a given country) or creation of government mo-nopolies, any of which may have a detrimental effect on the Series' invest-ment. In addition, in many countries there is less publicly available informa-tion about issuers than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial re-porting standards, and auditing practices and requirements may not be compara-ble to those applicable to U.S. companies. Further, the Series may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

VALUE EQUITY SERIES
The investment objective of the Value Equity Series is capital appreciation.

Dividend income is a secondary objective. The Portfolio Manager for the Series is Eagle Asset Management, Inc. At least 65% of the Series' assets normally will be invested in equity securities.


In seeking these objectives, the Series invests primarily in equity securities of U.S. and foreign issuers which, when purchased, meet quantitative standards believed by the Portfolio Manager to indicate above average financial sound-ness and high intrinsic value relative to price.

The Portfolio Manager employs a three-step process to purchase securities identified as possible value opportunities:

(1) He screens the universe of equity securities for five key variables: low price-to-book, price-to-sales, and price-to-earnings ratios; and relative dividend yield and relative price-to-earnings ratios.

(2) He performs in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability.

(3) He employs a discounted free cash flow model to identify securities which are trading at a significant discount to their estimated intrinsic value.

In selecting equity securities, the Portfolio Manger identifies three basic categories of value opportunities:

     "Pure" Value Opportunities: Stocks which trade at a discount to their absolute intrinsic value and appear attractive relative to the broader market.

     "Relative" Value Opportunities: Stock which trade at a discount to the valuation parameters that the market has historically applied to them or their peer group.

     "Event-driven" Value Opportunities: Stocks with which a realized or anticipated event may trigger recognition of the underlying value.

Companies selected for investment will, under normal circumstances, typically meet at least one of the above criteria at the time of investment.

The Series may also invest in debt securities, and intends to limit those in-vestments to U.S. Government and agency obligations. The portion of total as-sets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the selection criteria and the Portfolio Manager's judgment of the investment merit of common stocks relative to debt securities. The Series may also invest cash balances in certificates of depos-it, bankers' acceptances, high quality commercial paper, Treasury bills, re-purchase agreements, and other money market instruments. During adverse market conditions, as a temporary investment posture, the Series may invest signifi-cantly in the debt securities and money market instruments described above.

The Series may invest without limit in equity securities of foreign issuers, including American Depositary Receipts. However, it is expected that under or-dinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, measured at the time of investment. For a description of the risks associated with investment in foreign issuers, see "Description of Securities and Invest-ment Techniques -- Foreign Securities" in this Prospectus.

It is the policy of the Series that no equity security will be acquired, if, after it acquisition more than 25% of the Series' total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager periodically monitors the Series' equity securities to assure they meet the selection criteria. A security may be sold from the portfolio when (1) its price approaches its intrinsic value;
(2) a temporary, dramatic, short-term price appreciation occurs; (3) its fundamentals deteriorate; or (4) its relative attractiveness diminishes. From time to time, the Series may invest in equity securities that do not meet the selection criteria described above, but which the Portfolio Manager deems a suitable investment. For purposes of the Series' investment policies, equity securities are deemed to include common stocks, securities convertible into common stocks, options on equity securities, and rights or warrants to sub-scribe for or purchase common stocks. The Series may also invest in Standard & Poor's Depositary Receipts ("SPDR's"), which are publicly traded interests in a unit investment trust that invests in substantially all of the common stocks in the S&P 500. SPDR's are not subject to the Series' policy that no more than 5% of the Series' total assets be invested in any one issuer.

The Series may also invest in restricted or illiquid securities; however, the Portfolio Manager does not intend to invest more than 15% of the Series' as-sets in securities that, at the time of investment, it believes to be illiq-uid. In pursuing its investment objective or for hedging purposes, the Series may, but is not required to, utilize the following investment techniques: en-tering into stock index, interest rate, foreign currency and other financial futures contracts, and purchasing options on such futures contracts; purchas-ing and writing "covered" listed put and call options on securities, stock in-dices, and currencies; entering into forward currency contracts and currency exchange transactions; and borrowing from banks to purchase securities. See "Description of Securities and Investment Techniques" for a discussion of the risks associated with these investment techniques.

STRATEGIC EQUITY SERIES
The investment objective of the Strategic Equity Series is to achieve capital appreciation. The Series seeks to achieve this objective primarily through in-vestment in equity securities. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposure to equities when the Portfolio Manager believes that their risk/reward characteristics are less at-tractive. The Series' investments in equities include both (1) stocks that the Portfolio Manager selects for their "growth" characteristics (which may in-clude positive earnings momentum and above average earnings growth rates), and
(2) stocks that the Portfolio Manager selects for their "income" characteris-tics (which may include above average dividend yields and favorable dividend growth). To the extent not invested in equity securities, the Series' assets generally will be invested in money market instruments or held as cash. The Series may also invest in debt securities for defensive purposes. The Portfo-lio Manager for the Series is Zweig Advisors Inc.

The extent of the Series' investment in equity securities will be based pri-marily on various equity market timing techniques developed by Dr. Martin Zweig (Ph.D. in Finance) and his staff. The equity market timing techniques incorporate general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the stock market. For example, if the Portfolio Manager believes that the stock market investment environment is un-certain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in money market instruments. During periods when the Portfolio Manager believes an overall defensive position is advisable, greater than 50% (and under cer-tain circumstances perhaps all) of the Series' total assets may be invested in money market instruments and cash. The Portfolio Manager expects that the Se-ries will be fully invested in equity securities only when the Portfolio Man-ager believes that there is very low risk in the stock market. There is no as-surance that these equity market timing techniques will eliminate the risks of equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.

The Portfolio Manager expects that the equity portion of the Series' portfolio will generally be divided equally between "growth" stocks and "income" stocks. Although the Portfolio Manager expects to invest assets proportionately in growth stocks and income stocks in order to maintain an approximately equal weighting between growth stocks and income stocks, the relative weighting of growth stocks and income stocks will fluctu-ate from time to time because of, among other things, changes in the market value of the growth stocks and income stocks. The Portfolio Manager may change the relative weightings of the growth stocks and income stocks from time to time if the Portfolio Manager determines that such changes are appropriate in view of the then existing market conditions. The equity portion of the Series' portfolio will be widely diversified by the number of issues. The Portfolio Manager expects that the majority of the stocks in the Series' portfolio will be selected on the basis of proprietary computer-driven stock selection models that evaluate and rank approximately 1,500 of the most liquid stocks on the basis of various factors, which may include earnings momentum, earnings growth, price-to-book value, price-to-earnings, price-to-cash flow, cash flow trend, price momentum, earnings estimate revisions, payout ratio trend and other market measurements. Such stock selection models may evolve or be re-placed by other stock selection techniques intended to achieve the Series' ob-jective.

The Series may use various investment strategies and techniques when the Port-folio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: buying "covered" listed put equity op-tions and writing "covered" listed call equity options, including options on stock indexes; short sales of securities; purchasing and selling stock index and other futures contracts, and purchasing options on such futures contracts; purchasing and selling interest rate and gold futures contracts; borrowing from banks to purchase securities; investing in securities of foreign issuers; entering into foreign currency transactions and options of foreign currencies; entering into repurchase agreements or reverse repurchase agreements; and lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities.

SMALL CAP SERIES
The investment objective of the Series is long-term capital appreciation. Except during temporary defensive periods, the Series invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies in-cluded in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of March 31, 1997, the range of market capitalization companies in the Russell Index was $10 million to $1.94 billion; the range of the market capitalization the companies in the S&P Index at that date was $32 million to $2.579 billion. The combined range as of that date was $10 million to $2.579 billion. The Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range,and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio Manager for the Series is Fred Alger Management, Inc.

The Series seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Series will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be enter-ing a new stage of growth owing to factors such as management changes or de-velopment of new technology, products or markets, or may be companies provid-ing products or services with a high unit volume growth rate. In order to af-ford the Series the flexibility to take advantage of new opportunities for in-vestments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) immediately after the com-mencement of operations, after receipt of new monies, or during temporary de-fensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

Investing in smaller, newer issuers generally involves greater risk than in-vesting in larger, more established issuers. Companies in which the Series is likely to invest may have limited product lines, markets or financial re-sources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Series may not be ap-propriate for all investors.

The Series may use the following various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an ef-fort to meet the Series' investment objec-tive: short sales of securities; investing in securities of foreign issuers, including foreign government securities; engaging in futures contracts, in-cluding purchasing and selling stock index futures contracts and interest rate futures contracts; purchasing and selling options on securities; purchasing options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts; entering into foreign currency transac-tions and options on foreign currencies; entering into repurchase agreements and reverse repurchase agreements; and lending portfolio securities to bro-kers, dealers, bankers, and other recognized institutional borrowers of secu-rities.

MANAGED GLOBAL SERIES
The Managed Global Series investment objective is to seek capital appreciation. Current income is only an incidental consideration in selecting investments for the Series.

In seeking capital appreciation, the Series employs a global investment strategy of investing primarily in common stocks traded in securities markets throughout the world. The Series may at times invest up to 100% of its assets in securities principally traded in securities markets outside the United States, and will under normal market conditions, invest at least 65% of its assets in at least three different countries, one of which may be the United States. See Description of Securities and Investment Techniques -- Foreign Se-curities." In unusual market circumstances where the Portfolio Manager believes that foreign investing may involve undue risks, 100% of the Series' assets may be invested in the United States. The Series may hold a portion of its assets in cash or money market instruments.

In considering equity securities, the Series will not limit its investments to any particular type of company. It may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are thought to be undervalued. It may invest in small and relatively less well known companies. Investing in securities of smaller, less well known companies may present greater opportunities for capital appreciation, but may also involve greater risks.

At times the Portfolio Manager may judge that conditions in the international securities markets make pursuing the Series' basic investment strategy incon-sistent with the best interests of shareholders. The Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluc-tuations in the value of the Series' assets. In implementing these "defensive" strategies the Series may invest in some of the following securities.

The Series may invest solely in equity securities traded primarily in U.S. markets. Also the Series may add preferred stocks to the portfolio.

The Series may invest in debt instruments:
(1) fixed-income instruments issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government Securities"); (2) obliga-tions issued or guaranteed by a foreign government or any of its political sub-divisions, authorities, agencies, or instrumentalities, or by supranational entities ("foreign government securities");and (3) debt securities of domestic or foreign issuers. Debt securities purchased by the Series may be of any maturity. It is at the discretion of the Portfolio Manager.

The Series may invest in money market instruments. These include the following:
1) short-term U.S. Government securities; (2) short-term foreign government securities (3) certificates of deposit, time deposits, bankers' acceptances, and short-term obligations of banks and other depository institutions, both U.S. and foreign, that have total assets of at least $10 billion (U.S.); and
(4) commercial paper and other short-term corporate obligations.

The Managed Global Series may use various investment strategies and techniques to meet its investment objectives, including purchasing options on securities and writing (selling) secured put and covered call options on securities and securities indexes. The Series may purchase and sell futures contracts, and may purchase and write options on such futures contracts, including stock index futures contracts. When deemed appropriate by the Portfolio Manager, the Series may enter into reverse repurchase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Series may invest in shares of other investment companies when the Portfolio Manager believes such investment is an appropriate method of investing in one or more emerging capital markets. The Series may invest in restricted securities and warrants.

For more information about the Series investments including the risks of such investing see, "Description of Securities and Investment Techniques." The Portfolio Manager may invest in the above or any other securities that it considers consistent with the defensive strategies of the Series. It is im-possible to predict when or for how long the Series will use such alternative strategies.

The Series is the successor for accounting purposes to the Managed Global Ac-count of Separate Account D of Golden American. For additional information, see "Other Information--The History of the Managed Global Series."

LIQUID ASSET SERIES
The investment objective of the Liquid Asset Series is to achieve a high level of current income consistent with the preservation of capital and liquidity. The Portfolio Manager for the Series is Equitable Investment Services, Inc.

In managing the Series, the Portfolio Manager employs a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based upon the Portfolio Manager's assessment of the relative values of the various money market securities and future interest rate patterns. These assessments will change in response to changing economic and money market conditions and to shifts in fiscal and mon-etary policy. The Portfolio Manager also seeks to improve yield by taking ad-vantage of yield disparities that regularly occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Series seeks to enhance yield by purchasing and selling securities based upon these yield disparities.

The Series invests in one or more of the following:

(i) U.S. Government Securities. Obligations of the U.S. Government and its agencies and instrumentalities maturing in 13 months or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 13 months from the date of acquisi-tion;

(ii) Bank Obligations. Obligations of commercial banks (including foreign branches), savings and loan associations, and foreign banks with maturi-ties not exceeding 13 months. Such obligations include negotiable certif-icates of deposit, variable rate certificates of deposit, bankers' ac-ceptances, fixed time deposits, and commercial paper. Bank money market instruments in which the Series may invest must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates of deposit are federally insured. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds;

(iii) Commercial Paper. Short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding compa-nies, corporations, and finance companies; and

(iv) Short-Term Corporate Debt Securities. Corporate debt securities (other than commercial paper) maturing in 13 months or less.

The Series may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its to-tal assets, measured at the time of investment, that are of the highest quali-ty. The Portfolio Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Trust's Board of Trustees. A money market instrument will be considered to be highest quality under standards adopted by the Board of Trustees and consistent with applicable Securities and Exchange Commission ("SEC") rules relating to money market funds. With respect to no more than 5% of its total assets, measured at the time of investment, the Series may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. A money market in-strument will be considered to be in the second-highest rating category under the standards described above.

The Series may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government secu-rities and repurchase agreements thereon. The Series may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Govern-ment securities. In the event that an instrument acquired by the Series is downgraded or otherwise ceases to be of the quality that is eligible for the Series, the Portfolio Manager, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Portfolio Manager becomes aware an unrated security is downgraded below high quality and the Portfolio Manager does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security pre-sents minimal credit risk and determine whether or not to retain the instru-ment.

From time to time, in the ordinary course of business, the Series may purchase securities on a when-issued or delayed delivery basis. The Series may also en-ter into repurchase agreements and may borrow under certain circumstances. See "Description of Securities and Investment Techniques" for descriptions of these techniques.

The Series seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions; however, there can be no assurance that the net asset value will not vary. The Series will be affected by general changes in interest rates resulting in increases or decreases in the value of the obliga-tions held by the Series.

MID-CAP GROWTH SERIES
The Mid-Cap Growth Series seeks long-term growth of capital. The Portfolio Manager for the Series is Pilgrim Baxter & Associates, Ltd.

Under normal market conditions, the Series will invest at least 65% of its total assets in common stocks of mid-range capitalization companies that, in the Portfolio Manager's opinion, have an outlook for strong growth in earnings and potential for capital appreciation. Such companies will have market capitalizations at purchase in the range of $400 million to $4 billion. The Portfolio Manager also will consider the diversity of industries in choosing investment for the Series. See "Description of Securities and Investment Techniques -- Foreign Securities."

Normally, the Series will be invested in substantially equity securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. Additionally, the Series may invest in ADRs and foreign sec-urities. The equity securities in which the Series may invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stock convertible into common stocks. The Series may invest in con-vertible debt securities rated investment grade by a nationally recognized statistical rating organization ("NRSRO") (i.e., within one of the four highest rating categories). See "Description of Securities and Investment Techniques."

While it has no present intention to do so, the Series reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks and stock indices. The Series also may invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Portfolio Manager determines are illiquid based on guidelines approved by the Board of Trustees of the Trust. See "Description of Securities and Investment Techniques."

Securities will be sold when the Portfolio Manager believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in the market price is too great. Because of its policy with respect to sales of investments, the Series may from time to time realize short-term gains and losses. the Series will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500. Because the investment techniques employed by the Portfolio Manager are responsive to near-term earnings trends of the companies whose securities are owned by the Series, portfolio turnover can be expected to be fairly high.

 MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Terry L. Kendall, J. Michael Earley,
R. Barbara Gitenstein, Robert A. Grayson, Paul R. Schlaack, Stanley B. Seidler, Roger B. Vincent and M. Norvel Young. The Executive Officers of the Trust are Terry L. Kendall, Barnett Chernow, Myles R. Tashman and Mary Bea Wilkinson. Additional information about the Trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

THE MANAGER
Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager to the Trust pursuant to a Management Agreement with the Trust. DSI is a New York corporation and is a wholly owned subsidiary of Equitable of Iowa. DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operating Series to, among other offerees, separate accounts of Golden American to serve as the investment me-dium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden Ameri-can. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidi-ary of Equitable of Iowa. With assets of over $12.5 billion as of December 31, 1996,
Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable Investment Services, Inc., DSI and Golden American Life
Insurance Company. Prior to August 13, 1996, DSI was an indirect, wholly owned subsidiary of Bankers Trust Company.

DSI performs the activities described above in this Prospectus and below under the caption "Distributor." Under the Management Agreement, DSI has overall re-sponsibility, subject to the supervision of the Board of Trustees, for engag-ing portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. The Manager is also responsi-ble for monitoring and evaluating the Portfolio Managers on a periodic basis, and will consider their performance records with respect to the investment ob-jectives and policies of each Series. The Manager may, if appropriate, recom-mend that the Trustees consider a change in the Portfolio Manager, although the Manager does not expect to recommend frequent changes in Portfolio Manag-ers as a matter of operating procedure for the Series.

As Manager, DSI is responsible, subject to the supervision of the Board of Trustees, for providing administrative and other services necessary for the ordinary operation of the Series in addition to advisory services. The Manager provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and informa-tion necessary to the proper conduct of the business of the Series. For all but the Mid-Cap Growth Series, the Manager is responsible for providing or procur-ing, at the Manager's expense, the services reasonably necessary for the ordi-nary operation of the Series, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. The Manager also provides similar services to the Mid-Cap Growth Series, but the expenses for such services are paid by the Series. The Manager also acts as liaison among the various service providers to the Series, includ-ing the custodian, portfolio accounting agent, Portfolio Managers, and the in-surance company or companies to which the Series offer their shares. The Manager is also responsible for ensuring that the Series operate in compliance with applicable legal requirements and for monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Series. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the inde-pendent trustees, and extraordinary expenses, such as litigation or indemnifi-cation expenses.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the in-vestment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of a Series. The Management Agreement may be ter-minated without penalty by the vote of the Board of Trustees or the sharehold-ers of the Series, or by the Manager, upon 60 days' written notice by the Board or the Manager, and will terminate automatically if assigned as that term is described in the Investment Company Act of 1940.

-------------------------------------------------------------------------------
The Trust pays the Manager for its services under the Management Agreements a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES                                FEE (based on combined assets of the
----------------------------------    indicated groups of Series)
                                      -----------------------------------------

Multiple Allocation, Fully            1.0% on the first $750 million in
Managed, Hard Assets, Real            combined assets of these Series;
Estate, All-Growth, Capital           0.95% on the next $1.250 billion;
Appreciation, Rising Dividends,       0.90% on the next $1.5 billion; and
Value Equity, Strategic Equity,       0.85% on the amount over $3.5 billion
and Small Cap

Emerging Markets                      1.75%

Managed Global Equity                 1.25% on the first $500 million; and
                                      1.05% on the amount over $500 million.

Mid-Cap Growth                            0.75%

Limited Maturity Bond                 0.60% on the first $200 million in
and Liquid Asset                      combined assets of these Series;
                                      0.55% on the next $300 million; and
                                      0.50% on the amount over $500 million
-------------------------------------------------------------------------------

As compensation for its services during the most recent fiscal year, the Trust, pursuant to the Management Agreement, paid the Manager fees which rep-resented the following percentage of each Series' average daily net assets:
Multiple Allocation Series -- 0.99%; Fully Managed Series -- 0.99%; Limited Maturity Bond Series -- 0.60%; Hard Assets Series -- 0.99%; Real Estate Se-ries -- 0.99%; All-Growth Series -- 0.99%; Capital Appreciation Series --
 0.99%; Rising Dividends Series -- 0.99%; Value Equity Series -- 0.99%; Stra-tegic Equity Series -- 0.99%; Emerging Markets Series -- 1.50%; Liquid Asset Series -- 0.60%; Managed Global -- 1.08% and Small Cap Series -- 0.98%. The Mid-Cap Growth Series had not commenced operations as of the end of the most recent fiscal year. For more information on the Management Agreement, see the Statement of Additional Information.

The Trust is distinct in that the expense structure of most Series is simpler and more predictable than most mutual funds. For all Series but the Mid-Cap Growth Series, many of the ordinary expenses for each Series, including cus-todial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds and the Mid-Cap Growth Series pay for these expenses directly from their own assets.

THE PORTFOLIO MANAGERS
The Trust and the Manager have entered into Portfolio Management Agreements with each of the Portfolio Managers. Under these Agreements, the Portfolio Manager of each Series has full investment discretion and makes all determina-tions with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. The Portfolio Management Agreements may be terminated without penalty by the vote of the Board of Trustees or the shareholders of a Series, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to a Portfolio Management Agreement and will terminate automatically if assigned as that term is de-scribed in the Investment Company Act of 1940. A description of each Portfolio Manager follows.

ZWEIG ADVISORS INC.
 The Portfolio Manager to the Multiple Allocation Series and the Strategic Eq-uity Series is Zweig Advisors Inc., located at 900 Third Avenue, New York, NY 10022. The Portfolio Manager was organized on May 7, 1986 and currently serves as investment adviser to The Zweig Fund, Inc., a closed-end, diversi-fied management investment company.

 The asset allocation strategy for the Multiple Allocation Series is deter-mined by Dr. Martin E. Zweig, the day-to-day stock selection is made by Mr. Jeffrey Lazar, and the day-to-day bond selection is made by Mr. Carlton Neel. The asset allocation strategy for the Strategic Equity Series is determined by Dr. Martin E. Zweig and the portfolio decisions for the Series are made by Mr. David Katzen.

 Dr. Zweig, the President of the Portfolio Manager, has been engaged in the business of providing investment advisory and portfolio management services for over 25 years. He is the President and/or Chairman of investment advisory firms which, as of December 31, 1996, managed in excess of $6 billion in assets. Dr. Zweig owns approximately 64% of the outstanding shares of the Portfolio Manager.

 Mr. Lazar is a Vice President of the Portfolio Manager and has been control-ler of the Portfolio Manager since 1986. Mr. Lazar has also been Vice Presi-dent of The Zweig Fund, Inc. since 1987 and Vice President of The Zweig Total Return Fund, Inc. since its inception in 1988.

 Mr. Katzen is a Vice President of the Portfolio Manager and has held senior positions with affiliates of the Portfolio Manager for more than five years. Mr. Katzen is a Senior Vice President of The Zweig Series Trust mutual fund and has been the portfolio manager of its Zweig Strategy Fund and Zweig Ap-preciation Fund since their inceptions.

 Mr. Neel joined the Portfolio Manager in June 1995. Mr Neel is a First Vice President of The Zweig Series Trust mutual fund and has been the portfolio manager for its Zweig Managed Assets and Government Securities Series since July 1995. Prior to joining the Portfolio Manager, Mr. Neel was a Vice Presi-dent with J.P. Morgan & Co., Inc.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Zweig Advisors Inc. a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Multiple Allocation Series and 0.50% of the average daily net assets of the Strategic Equity Series.

T. ROWE PRICE ASSOCIATES, INC.

 The Portfolio Manager to the Fully Managed Series is T. Rowe Price Associ-ates, Inc. ("T. Rowe Price"), located at 100 East Pratt St., Baltimore, MD 21202. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1996, the firm and its affiliates managed over $99.4 billion in assets.

 With respect to its investment management of the Fully Managed Series, the Portfolio Manager has an Investment Advisory Committee composed of the fol-lowing members: Richard P. Howard, Chairman; Arthur B. Cecil, III; Charles A. Morris; David L. Rea; George A. Roche; and Richard T. Whitney. The Committee Chairman has day-to-day responsibility for managing the Fully Managed Series and works with the Committee in developing and executing the Fully Managed Series' investment program. Mr. Howard has been Chairman of the Committee since 1989. He joined T. Rowe Price in 1982 and has been managing investments since 1989.

 From the Fully Managed Series' commencement of operations through December 31, 1994, Weiss, Peck & Greer Advisers, Inc. served as Portfolio Manager.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays T. Rowe Price a monthly fee equal to an annual rate of 0.50% of the av-erage daily net assets of the Fully Managed Series.

PUTNAM INVESTMENT MANAGEMENT, INC.

 The Portfolio Manager to the Emerging Markets Series and Managed Global Series is Putnam Investment Management, Inc. ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109 has been managing mutual funds since 1937. Putnam is wholly owned by Putnam Investments, Inc., is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly traded company. As of December 31, 1996, Putnam and its affiliates managed approximately $173 billion of assets.

Both the Managed Global Series and the Emerging Markets Series are managed by committees of portfolio managers at Putnam.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Putnam a monthly fee equal to an annual rate of 1.00% of the first $150 million, 0.95% of the next $150 million and 0.85% of over $300 million of average daily net assets of the Emerging Markets Series; and 0.70% of the first $300 million and 0.60% over $300 million of average daily net assets of the Managed Global Series.

 Putnam assumed portfolio management of the Emerging Markets Series and Managed Global Series on March 3, 1997. From the Emerging Markets Series' commencement of operations on October 4, 1993 to March 3, 1997, Bankers Trust Company served as the Emerging Markets Series' portfolio manager. Warburg, Pincus Counsellors, Inc. served as portfolio manager of the Managed Global Series or its predecessor, the Managed Global Account of Separate Account D of Golden American Life Insurance Company, from July 1, 1994 until March 3, 1997. Prior to that, a different firm served as portfolio manager.

VAN ECK ASSOCIATES CORPORATION

 The Portfolio Manager to the Hard Assets Series is Van Eck Associates Corpo-ration ("Van Eck"), located at 99 Park Avenue, New York, New York 10016. Van Eck acts as investment adviser to ten other mutual funds and portfolios of pension plans with similar investment objectives to the Hard Assets Series. In addition, the Portfolio Manager acts as an adviser to nine other mutual funds with investment objectives different from the Hard Assets Series. John
 C. van Eck and members of his family own 100% of the stock of Van Eck.

 Henry J. Bingham, Executive Managing Director of Van Eck in conjunction with Derek van Eck and other members of Van Eck's Hard Assets group, is primarily responsible for the day-to-day management of the Hard Assets Series. Mr. Bingham has served in that capacity since the Series' commencement of opera-tions. Over the past five years, Mr. Bingham has served as an officer and portfolio manager for mutual funds for which Van Eck Associates Corporation serves as investment adviser or sub-investment adviser.

 Mr. Derek van Eck is Director of Global Investments and Executive Vice Presi-dent of Van Eck since 1993 and an officer of other mutual funds advised by Van Eck since 1988. During 1991-93, Mr. van Eck completed MBA course require-ments. He has been serving in his current capacity with the Series since July 1995.

 Total aggregate assets under management of Van Eck Associates Corporation as of December 31, 1996 were approximately $1.6 billion.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Van Eck Associates Corporation a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Hard Assets Series.

PILGRIM BAXTER & ASSOCIATES, LTD.
 The Portfolio Manager of the All-Growth and Mid-Cap Growth Series is
 Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), located at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19807. Pilgrim Baxter, a Delaware corporation, was founded in 1982 and is a wholly owned subsidiary of United Asset Management Corporation, a publicly traded company. Pilgrim Baxter is a professional investment management firm which provides advisory services to pension and profit sharing plans, charitable institutions, corporations, individual investors, trust and estates, and other investment companies. As of December 31, 1996, Pilgrim Baxter managed approximately $14.7 billion of assets, including approximately $10 billion of investment company assets.

 Bruce J. Muzina, Portfolio Manager, is responsible for management of the All-Growth and Mid-Cap Growth Series. Mr. Muzina has been an investment professional with Pilgrim Baxter since 1985.

 Pursuant to the Portfolio Management Agreements, the Manager (and not the Trust) pays Pilgrim Baxter a monthly fee equal to an annual rate of 0.55% of the average daily net assets of the All-Growth Series and the Trust) pays Pilgrim Baxter a monthly fee equal to an annual rate of 0.55% of the average daily net assets of the Mid-Cap Growth Series.

 Pilgrim Baxter assumed portfolio management of the All-Growth Series on Feb-ruary 3, 1997. Warburg, Pincus Counsellors, Inc. served as portfolio manager to the Series from July 1, 1994 until February 3, 1997.Prior to that date, a different firm served as Portfolio Manager to the Series.

CHANCELLOR LGT ASSET MANAGEMENT, INC.

The Portfolio Manager to the Capital Appreciation Series is Chancellor LGT
 Asset Manage-
 ment, Inc. ("Chancellor LGT"), located at 1166 Avenue of the Americas, New York, New York 10036.

 The Portfolio Manager is a wholly owned subsidiary of Liechtenstein Global Trust, AG ("LGT"). Prior to October 31, 1996, the Series was managed by Chan-cellor LGT's predecessor, Chancellor Trust Company ("Chancellor").

 LGT and its worldwide affiliates provide global asset management and private banking products, and as of December 31, 1996 were entrusted with approximately $84 billion in institutional and individual client assets. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for various business enterprises of the Princely Family of Liechtenstein.

 The individuals responsible for the management of the Capital Appreciation Series, since May 1, 1992 (the commencement of Chancellor LGT's and its pred-ecessors' management of the Series), are Warren Shaw and Ted Ujazdowski. Mr. Shaw, Chief Executive Officer and Chief Investment Officer of Chancellor LGT since 1994, previously served as President since 1994 and Managing Director since 1988. Mr. Ujazdowski has served as Managing Director of Chancellor LGT since 1989.

 Prior to July 27, 1993, Chancellor Capital Management, Inc. served as Portfolio Manager to the Capital Appreciation Series. Chancellor became the Portfolio Manager on July 27, 1993 pursuant to an assignment agreement. This assignment did not result in any change in the personnel managing the assets of the Capital Appreciation Series.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Chancellor LGT a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Capital Appreciation Series.

KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.
 The Portfolio Manager to the Rising Dividends Series is Kayne, Anderson In-vestment Management, L.P. ("Kayne, Anderson"), located at 1800 Avenue of the Stars, Suite 200, Los Angeles, California 90067. The Portfolio Manager is a registered investment adviser organized on June 29, 1994 as a California lim-ited partnership succeeding to the investment advisory business of Kayne, An-derson Investment Management, Inc. which was founded in 1984 by Richard A. Kayne and John E. Anderson.

 Kayne, Anderson is in the business of furnishing investment advice to insti-tutional and private clients. The General Partner is KAIM Traditional LLC. Messrs. Kayne, Anderson and Allan M. Rudnick in the aggregate own in excess of 80% of the LLC. As of December 31, 1995, Kayne, Anderson managed portfolios which, in the aggregate, amounted to approximately $2.1 billion.

 Allan M. Rudnick, Senior Vice President and Chief Investment Officer of Kayne, Anderson since August, 1989 is the Senior Portfolio Manager responsi-ble for the management of the Rising Dividends Series. Prior to August, 1989, Mr. Rudnick was President of Pilgrim Asset Management and Chief Investment Officer of the Pilgrim Group of Mutual Funds.

 Prior to January 1, 1995, Kayne, Anderson Investment Management, Inc. served as Portfolio Manager to the Rising Dividends Series. Kayne, Anderson became the Portfolio Manager on January 1, 1995 pursuant to a substitution agree-ment. This substitution agreement did not result in any change in the person-nel managing the assets of the Rising Dividends Series.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Kayne, Anderson a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Rising Dividends Series.

EAGLE ASSET MANAGEMENT, INC.
 The Portfolio Manager to the Value Equity Series is Eagle Asset Management, Inc. ("Eagle"), located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The Portfolio Manager is a registered investment adviser organized on February 8, 1984 as a Florida corporation.

 The individual responsible for the day-to-day operation of the Series' in-vestments since September 1, 1996 is Michael J. Chren. Until assuming respon-sibilities for the Series, Mr. Chren was Co-Portfolio Manager of Eagle's Eq-uity Income Division since January, 1996 and was a research analyst for Eagle since 1994. Prior to joining Eagle, Mr. Chren served as an invest-ment analyst since 1986: with Bear, Stearns in 1993, with Raymond James & As-sociates, Inc. from 1991 to 1992, and with Junction Advisors, Inc. from 1989 to 1990.

 Eagle is in the business of managing institutional clients and individual ac-counts on a discretionary basis. Eagle is a wholly owned subsidiary of Ray-mond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Thomas A. James is the principal shareholder of Raymond James Financial, Inc.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays Eagle a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Value Equity Series.

E.I.I. REALTY SECURITIES, INC.

The Portfolio Manager to the Real Estate Series is E.I.I. Realty Securities,
 Inc., located at 667 Madison Avenue, 16th Floor, New York, NY 10021.

 The Portfolio Manager is a professional investment adviser which, with its affiliates, has provided services to employee benefit plans, corporations, and high net worth individuals, both foreign and domestic, since 1983. As of December 31, 1996, the Portfolio Manager and/or its affiliates had investment management authority with respect to approximately $965 million of real es-tate securities assets. The Portfolio Manager is a wholly owned subsidiary of European Investors Incorporated.

 Richard J. Adler, Managing Director, and Cydney C. Donnell, Managing Director of the Portfolio Manager, are the individuals primarily responsible for the day-to-day operation of the Series. For the past ten years, they have been portfolio managers or real estate securities analysts for the Portfolio Man-ager and its affiliates.

 From the Trust's commencement of operations through December 20, 1991, Cohen & Steers Capital Management, Inc. served as Portfolio Manager for the Real Estate Series. Chancellor Trust Company and its affiliate, Chancellor Capital Management, Inc., assumed management of the Series from December 21, 1991 to December 31, 1994.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Real Estate Series.

FRED ALGER MANAGEMENT, INC.

 The Portfolio Manager to the Small Cap Series is Fred Alger Management, Inc., located at 75 Maiden Lane, New York, NY 10038. The Portfolio Manager has been in the business of providing investment advisory services since 1964 and, as of March 31, 1997, had approximately $6.4 billion under management, $4.9 bil-lion in mutual fund accounts and $1.5 billion in other advisory accounts. The Portfolio Manager is owned by Fred Alger & Company, Incorporated ("Alger Inc."), which in turn is owned by Alger Associates, Inc., a financial serv-ices holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to con-trol that company and its subsidiaries.

 David D. Alger, President of the Portfolio Manager, is primarily responsible for the day-to-day management of the Series. He has been employed by the Portfolio Manager as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by the Portfolio Manager. Also participating in the management of the Series are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by the Portfolio Manager since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by the Portfolio Manager since 1989 and she serves as a senior research analyst.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Small Cap Series.

EQUITABLE INVESTMENT SERVICES, INC.

 The Portfolio Manager of the Limited Maturity Bond Series and the Liquid As-set Series is Equitable Investment Services, Inc., located at 699 Walnut Street, Des Moines, Iowa 50309. The Portfolio Manager is an Iowa corporation which was incorporated in 1969 and is engaged in the business of providing investment advice to affiliated insurance companies possessing portfolios which, as of March 31, 1997, were valued at $10 billion. The Portfolio Man-ager is a wholly owned subsidiary of Equitable of Iowa and is affiliated with DSI. The Portfolio Manager is also the adviser to the Equi-Select Series Trust, a registered investment company that serves as the invest-ment vehicle to variable annuity contracts issued by Equitable Life Insurance Company of Iowa.

 Robert F. Bowman has served as the senior portfolio manager responsible for the day-to-day management of the Limited Maturity Bond Series since August, 1996. Mr. Bowman has been employed by the Portfolio Manager as a Managing Di-rector since 1986. He joined the Portfolio Manager as Executive Vice Presi-dent in 1986, and has over 18 years of direct investment experience.

 Under the Portfolio Management Agreement, the Manager (and not the Trust) pays Equitable Investment Services, Inc. a fee, payable monthly, based on the average daily net assets of the Limited Maturity Bond Series at the following annual rates of the average daily net assets of the Series: 0.30% of the first $25 million; 0.25% of the next $50 million; 0.20% of the next $75 mil-lion; and 0.15% of the amount over $150 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year). The Manager (and not the Trust) pays Equitable Investment Services, Inc. a fee, payable month-ly, based on the average daily net assets of the Liquid Asset Series at the following annual rates of the average daily net assets of the Series: 0.20% of the first $25 million; 0.15% of the next $50 million; and 0.10% of the amount over $75 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year).

 From the Trust's commencement of operations through April 30, 1992, Neuberger & Berman Management Incorporated served as portfolio manager to the Limited Maturity Bond Series and Liquid Asset Series. Bankers Trust Company served as portfolio manager from May 1, 1992 to August 13, 1996.

OTHER EXPENSES

The expenses of the ordinary operations of each Series, except for Mid-Cap Series, are borne by the Manager pursuant to Management Agreement. The Mid-Cap Series bears its own expenses. The Trust bears the expenses of taxes
(if any) paid by a Series, the fees and expenses of its independent trustees, any extraordinary expenses, such as any litigation or indemnification ex-penses, as well as other expenses as described under "The Manager." Any such Trust expenses directly attributable to a Series are charged to that Series; other expenses are allocated among all the Series. For the Trust's fiscal year ended December 31, 1996, total Series expenses as a percentage of net assets were as follows: Multiple Allocation Series -- 1.00%; Fully Managed Series --
 1.00%; Limited Maturity Bond Series -- 0.61%; Hard Assets Series --1.00%;
Real Estate Series -- 1.00%; All-Growth Series -- 1.00%; Capital Appreciation Series -- 1.00%; Rising Dividends Series --1.00%; Value Equity Series --
 1.00%; Strategic Equity Series -- 1.00%; Emerging Markets Series -- 1.55%; Managed Global -- 1.25%; Small Cap -- 0.99% and Liquid Asset Series -- 0.61%.

DISTRIBUTOR
Directed Services, Inc. acts as distributor ("Distributor") of shares of the Series, in addition to serving as Manager for the Trust. The Distributor's ad-dress is 1001 Jefferson Street, Wilmington, Delaware 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securi-ties Dealers and acts as Distributor without remuneration from the Trust.

CUSTODIAN AND OTHER SERVICE PROVIDERS
The Custodian for the Series is Bankers Trust Company. First Data Investors Services Group of First Data Corporation, formerly The Shareholder Services Group, Inc., provides certain administrative and portfolio accounting services for all Series.

 DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes potential risks associated with different types of securities and investment techniques used by the individual Series, as described in "Investment Objectives and Policies."

For more detailed information on these investment techniques, as well as in-formation on some types of securities in which some or all of the Series may invest, including information on U.S. Government securities, debt securities generally, variable and floating rate securities, reverse repurchase agree-ments, lending portfolio securities, warrants, other investment companies, and short sales, including short sales against the box, see the Statement of Addi-tional Information.

MORTGAGE-BACKED SECURITIES
All Series may invest in mortgage-backed securities.

MORTGAGE PASS-THROUGH SECURITIES
 Many mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgages in which pay-ments of both interest and principal on the securities are made periodically, in effect

 "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities and possibly others). Such instru-ments differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Timely pay-ment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Associa-tion, or "GNMA," or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations and not by the full faith and credit of the U.S. Government. For more information on GNMA certif-icates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage-Backed Securities" in the Statement of Additional Information.

OTHER MORTGAGE-BACKED SECURITIES
 All Series other than the Liquid Asset, Capital Appreciation, Rising Divi-dends, and Emerging Markets Series may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of ei-ther collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to pay-ment of principal and interest on the CMOs. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same sched-ule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mort-gages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity). Although the mortgage-related securities se-curing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the ob-ligation, a holder could sustain a loss.

RISKS OF MORTGAGE-BACKED SECURITIES
 Although mortgage loans constituting a pool of mortgages, such as those un-derlying GNMA certificates, may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obli-gations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Series to a lower rate of return upon rein-vestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual aver-age life of the mortgage-backed security.

 Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the ac-tual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

 With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the de-lays in registering the newly traded paper securities. The custodian's poli-cies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to this risk of delays in timely payment of income.

OTHER ASSET-BACKED SECURITIES
Any Series other than the Liquid Asset, Capital Appreciation, Rising Divi-dends, and Emerging Markets Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARSSM" ("Certificates for Automobile Receivables") and Credit Card Receivable Securities and any other asset-backed securities that may be developed in the future. See the Statement of Addi-tional Information for a description of these instruments.

HIGH YIELD BONDS
The Real Estate Series may invest up to 20% of its assets in high yield con-vertible bonds and the Fully Managed Series and Emerging Markets Series may invest up to 5% and 10% of their assets, respectively, in high yield bonds. Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent qual-ity and which are commonly referred to as "junk bonds." Investment in such se-curities generally provides greater income and increased opportunity for capi-tal appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and in-come risk.

In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse eco-nomic downturns or individual corporate developments. A projection of an eco-nomic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Series could sell a high yield bond, and could adversely affect the daily net asset value of the Series' shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and el-ements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

REPURCHASE AGREEMENTS
All Series may enter into repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements may be characterized as loans col-lateralized by the underlying securities. In these transactions, a Series pur-chases securities such as U.S. Treasury obligations or U.S. Government securi-ties (the "underlying securities") from a broker or bank, which agrees to re-purchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed-upon return to the Se-ries. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Series would re-alize a loss, and may incur disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Series may be delayed or limited, and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. See the Statement of Additional Information "Description of Securities and Investment Techniques" for further information regarding repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES

The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, and Liquid Asset Series may invest up to 10% of their net assets in illiquid securities. The Rising Divi-dends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Mid-Cap Growth and Managed Global Series may invest up to 15% of their net assets in illiquid securities. All Series except the Liquid Asset, Capital Appreciation, and Rising Dividends Series may invest in re-stricted securities such as private placements. The Mid-Cap Growth Series will only invest 10% of its assets in restricted securities, and will invest no more than 5% of its assets in restricted securities that are also illiquid based on the Trust's guidelines. Restricted securities owned by a Series that are determined to be illiquid are subject to that Series' illiquidity cap. Restricted securities may be sold only in privately negoti-ated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1993, or in a transaction that is exempt from such registration. Where registration is required, a Se-ries may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith by the Series' Portfolio Manager.
</R.

SHORT SALES



The Multiple Allocation, Hard Assets, All-Growth, Capital Appreciation, Stra-tegic Equity, Small Cap, Managed Global and Mid-Cap Growth Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. The Multiple Allocation Series' Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implemen-tation of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline.

When a Series makes a short sale, the proceeds it receives are retained by the broker until the Series replaces the borrowed security. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series becomes obligated to replace the se-curity borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must also pay any dividends or interest payable on the security until the Series replaces the security.

The Series' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Series will be re-quired to deposit collateral consisting of cash, cash items, or U.S. Govern-ment securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral.

The Series may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets. In addition, the Multiple Allo-cation, Hard Assets, All-Growth, Capital Appreciation, Strategic Equity and Mid-Cap Growth Series may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Series' net assets. The Multiple Allocation, Hard Assets, All-Growth, Capital Appreciation, Strategic Equity, and Mid-Cap Growth Series also will not make short sales of the securities of any one issuer to the extent of more than 2% of the Series' net assets, nor will the Series make short sales of more than 2% of the outstanding securities of one class of any issuer. A Series is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded. For more information on short sales, see the Statement of Additional Information.

FOREIGN SECURITIES

The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Rising Divi-dends, Emerging Markets, Value Equity, Strategic Equity, Small Cap Managed Global and Mid-Cap
Growth Series may invest in equity securities of foreign issuers. The Fully Managed Series may invest up to 20% of its net assets in such securities. The All-Growth and Mid-Cap Growth Series may invest up to 10% of its net assets in such securities. Under normal circumstances, the Managed Global Series will have a significant portion of its net assets invested in such securities, and the Emerging Markets Series will normally invest at least 65% of its net assets in equity securities of foreign issuers. The Value Equity Series may invest without limit in equity securities of foreign issuers; however, it is expected that under ordinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, measured at the time of investment. The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Capital Appreciation, Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global, and Mid-Cap Growth Series may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts

("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. The Capital Appreciation Series may in-vest up to 20% of its total assets in Depositary Receipts and the Value Equity Series may invest without limit in Depositary Receipts, although it is ex-pected that under ordinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, including Depositary Receipts. The Mul-tiple Allocation, Limited Maturity Bond, Liquid Asset, Emerging Markets, Stra-tegic Equity, Small Cap, and Managed Global Series may invest in foreign gov-ernment securities that are denominated in U.S. dollars, although the Multiple Allocation, Limited Maturity Bond, Liquid Asset, Strategic Equity, and Small Cap Series will not purchase foreign government securities if, as a result, more than 10% of the value of its total assets would be invested in such secu-rities. The Emerging Markets and Managed Global Series may also invest in for-eign government and corporate debt securities that are not denominated in U.S. dollars. The Multiple Allocation, Liquid Asset, Emerging Markets, Strategic Equity, Small Cap and Managed Global Series may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings In-dustry Obligations" discussion in the Statement of Additional Information for further description of these securities.

Each Series is subject to the following guidelines for diversification of for-eign security investments. If a Series has less than 20% of its assets in for-eign issuers, then all of such investment may be in issuers located in one country. If a Series is designated as global, its assets must be invested in a minimum of three different countries. For purposes of allocating a Series' investments, a company will be considered located in the country in which it is domiciled, in which it is primarily traded, from which it derives a signi-ficant portion of its revenues, or in which a significant portion of its goods or services are produced.

Except for the Hard Assets Series, each Series may have no more than 25% of its net assets invested in securities of issuers located in any one emerging market country and no more than 50% of its assets invested in securities of any one country, except that a Series may have an additional investments of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany. In addition, the Hard Assets Series may invest up to 35% of its net assets in securities of issuers located in South Africa. A Series' investments in United States issuers are not subject to the foreign country diversification guidelines.

Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign coun-tries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advan-tage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with re-spect to certain countries, there is the possibility of expropriation of as-sets, confiscatory taxation, other foreign taxation, political or social in-stability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while grow-ing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securi-ties markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Series might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

The Emerging Markets Series may invest in debt obligations ("sovereign debt") of governmental issuers in emerging market countries and industrialized coun-tries. The sovereign debt issued or guaranteed by certain emerging market gov-ernmental entities and corporate issuers in which the Series may invest poten-tially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Se-ries may have difficulty disposing of certain of these debt obligations be-cause there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Series may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the abil-ity of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obliga-tions, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment Tech-niques -- High Yield Bonds" in this Prospectus and "Debt Securities -- Sover-eign Debt" in the Statement of Additional Information.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evi-dence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Deposi-tary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the is-suers of the securities underlying unsponsored Depositary Receipts are not ob-ligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the De-positary Receipts. Depositary Receipts also involve the risks of other invest-ments in foreign securities.

INDEXED SECURITIES AND STRUCTURED NOTES
The Hard Asset Series may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Series purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structures notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Series will purchase structures notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Portfolio Manager will monitor the liquidity of structured notes under the supervision of the Board of Trustees, and notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the total net assets of the Series.

INVESTMENT IN GOLD AND
OTHER PRECIOUS METALS

The Hard Assets Series may invest up to 10% of its total assets in gold bul-lion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. The Multiple Allocation and Strategic Equity Series may engage in gold futures contracts. (See "Gold Futures Contracts" in the Statement of Additional Information for further explanation of this investment technique.) The
Series may further restrict the level of their metal investments in order to comply with applicable regulatory requirements. In order to qualify as a regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, each Series intends to manage its metal investments and/or futures contracts on metals so that less than 10% of the gross income of the Series for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, i.e., coins will not be purchased for their numismatic value. Any metals purchased by the Se-ries will be delivered to and stored with a qualified custodian bank. Metal investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or interna-tional agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations re-specting gold and other precious metals.

FUTURES CONTRACTS

The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series may engage in futures contracts. The Multiple Allocation, Limited Maturity Bond, Hard Assets, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may purchase and sell interest rate futures contracts. The Limited Maturity Bond, Emerging Markets, and Value Equity Series may also purchase and write options on such futures contracts and the Small Cap Series may only purchase options on such futures contracts. The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series may purchase and sell stock index futures contracts and futures contracts based upon other financial instruments, and purchase options on such contracts. In addition, the Managed Global Series may also write options on such financial futures contracts. The Multiple Allocation, Hard Assets, and Strategic Equity Series may also engage in gold and other futures contracts. The Fully Managed Series will not write options on any futures contracts. For a general descrip-tion of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Information.

These Series may engage in such futures transactions as an adjunct to their securities activities. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a Series en-gaging in futures transactions would not be a "commodity pool."

At the time a Series purchases a futures contract, an amount of cash and/or securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. In addition, each Series will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool," which require a Series to set aside cash and short-term obligations with respect to long positions in a futures contract or a futures option. These requirements are described in the Statement of Additional Information.

RISKS ASSOCIATED WITH
FUTURES AND FUTURES OPTIONS
 There are several risks associated with the use of futures and futures op-tions. The value of a futures contract may decline. While a Series' transac-tions in futures may protect the Series against adverse movements in the gen-eral level of interest rates or other economic conditions, such transactions could also preclude the Series from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle so that the Series' return might have been better if hedging had not been at-tempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures op-tions on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditwor-thiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be un-successful to some degree because of market behavior or unexpected interest rate trends.

 There can be no assurance that a liquid market will exist at a time when a Series seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or con-tinue to exist. The daily limit governs only price movements during a partic-ular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for sev-eral consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures con-tracts to substantial losses. Lack of a liquid market for any reason may pre-vent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses un-til the position is closed.

 Any Series, other than the Emerging Market Series and Managed Global Series, will only enter into futures contracts or futures options which are standard-ized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Series will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Series' total assets.

 The Emerging Markets Series may engage in futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges and other markets outside of the United States. The Managed Global Series will only enter into futures contracts of options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic com-modity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic ex-changes. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the Na-tional Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings pro-vided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the Emerging Markets Series and Managed Global Series could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the cur-rency in which the transaction is denominated. Transactions on foreign ex-changes may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

 The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

OPTIONS ON SECURITIES

The following Series may engage in transactions on options on securities: the Multiple Allocation, the Fully Managed, Limited Maturity Bond, Hard Assets,
Real Estate, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series. The Multiple Allocation, Fully Managed, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Small Cap, Managed Global and Mid-Cap Growth Series may purchase and write put and call options on securities and on stock indexes at such times as the Series' Portfolio Manager deems appropriate and consistent with the Series' investment objective. The Hard Assets and Real Estate Series may purchase and write put and call options on securities. These Series will write call and put options only if they are covered or secured, and may purchase or sell options to effect closing transactions. The Strategic Equity Series may buy covered listed put equity options and sell covered listed call equity options, including options on stock indices. The Multiple Allocation Series will not purchase listed put or call options if, immediately after such purchase, the premiums paid for all such options owned at that time would exceed 2% of the Series' net assets. The Fully Managed, All-Growth, Capital Appreciation, Value Equity and Mid-Cap Growth Series may write covered call or put options with respect to not more than 25% of its net assets, may purchase protective puts with a value of up to 25% of its net assets, and may purchase calls and puts other than protective puts with a value of up to 5% of the Series' net assets. The Emerging Markets Series may engage in op-tions transactions not only on U.S. domestic markets but also on exchanges and other markets outside the United States. The Managed Global Series will only purchase and write options that are standardized and traded on a U.S. or for-eign exchange or board of trade, or for which an established over-the-counter market exists.

The Limited Maturity Bond Series may write covered call options and purchase put options, and purchase call and write put options to close out options pre-viously written by the Series. The Series may engage in options transactions to reduce the effect of price fluctuations of securities owned by the Series (and involved in the options) on the Series' net asset value per share. This Series will purchase put options involving portfolio securities only when the Portfolio Manager believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio securi-ty.

Any of these Series may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option. For a general description of purchasing and writing options on securities and securities indexes, see "Options on Securities and Securities Indexes" in the Statement of Additional Information.

RISKS OF OPTIONS TRANSACTIONS
 The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the un-derlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the op-tion. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Series is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Series will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a re-lated security, the price of the put or call option may move more or less than the price of the related security.

 There can be no assurance that a liquid market will exist when a Series seeks to close out an option position. Furthermore, if trading restrictions or sus-pensions are imposed on the options markets, a Series may be unable to close out a position. If a Series cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restric-tions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Cor-poration due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call op-tions or to impose restrictions on types of orders.

 Since option premiums paid or received by a Series, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Series' net asset value being more sensitive to changes in the value of the under-lying securities.


No Series except the Multiple Allocation Series will write a covered call op-tion or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options ex-ceeds 25% of the market value of the Series' net assets. Unless otherwise in-dicated above, as in the case of the Emerging Markets and Managed Global Se-ries, a Series will enter only into options which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists.

FOREIGN CURRENCY TRANSACTIONS

The Multiple Allocation, Fully Managed, Hard Assets, Emerging Markets, All-Growth, Rising Dividends, Value Equity, Strategic Equity, Small Cap and Managed Global Series may enter into forward currency contracts and enter into currency exchange transactions on a spot (i.e., cash) basis. A forward cur-rency contract is an obligation to pur-chase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offset-ting contract. A Series will engage in forward currency transactions in antic-ipation of or to protect itself against fluctuations in currency exchange rates, as further described in the Statement of Additional Information. Except for the Emerging Markets and Managed Global Series, none of the Series will commit more than 15% of the total assets of the Series computed at market value at the time of commitment to forward contracts for hedging purposes, and none will purchase and sell foreign currency as an investment.

A Series will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss to the ex-tent that there has been movement in forward contract prices. For more infor-mation on closing a forward currency position, including information on asso-ciated risks, see the Statement of Additional Information.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, in which case a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.

While forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such cur-rency increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may do so from time to time, and invest-ors should be aware of the costs of currency conversion. Although foreign ex-change dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a for-eign currency to the Series at one rate, while offering a lesser rate of ex-change should the Series desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES

The Multiple Allocation, Hard Assets, Emerging Markets, Value Equity, Strate-gic Equity, Small Cap and Managed Global Series may engage in transactions in options on foreign currencies. The Hard Assets Series may invest up to 5% of its assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. For a de-scription of options on securities, see "Options on Securities."

A Series may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in rela-tion to a foreign currency in which portfolio securities of the Series may be denominated. For a general description and other information on options on foreign currencies, see "Options on Foreign Currencies" in the Statement of Additional Information. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Series will not speculate in options on foreign currencies. A Series may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position may be closed out only on an exchange which provides a sec-ondary market for an option of the same series. Although a Series will pur-chase only exchange-traded options, there is no assurance that a liquid sec-ondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Series cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transac-tional costs on the sale of the underlying assets.

BORROWING
Each Series may borrow up to 10% of the value of its net assets. For temporary purposes, such as to facilitate redemptions, a Series may increase its borrowings up to 25% of its net assets. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Series' net asset value; money borrowed will be subject to in-terest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrow-ing tends to result in a faster than average movement, up or down, in the net asset value of the Series' shares. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commit-ment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the bor-rowing limitations described above, except that the Multiple Allocation, Hard Assets, Strategic Equity, Small Cap and Managed Global Equity Series are permitted to engage in short sales of securities with respect to an additional 15% of the Series' net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Series' borrowing limitations to the extent that a Series es-tablishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Series' obligations under the when-issued or delayed delivery arrangement.

The Multiple Allocation, Fully Managed, Limited Maturity Bond, All-Growth, Capital Appreciation, Strategic Equity, Small Cap, Liquid Asset,
Managed Global and Mid-Cap Growth Series may, in connection with permissible borrowings, transfer as collateral securities owned by the Series.

HARD ASSET SECURITIES
The Hard Assets Series has a fundamental policy of concentrating in Hard Asset sector industries and up to 50% of the Series' assets may be invested in any one of the Hard Asset sectors. As a result, the Series may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some
Hard Asset Companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset Companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

REAL ESTATE SECURITIES
The Real Estate Series will invest not less than 65% of its assets in equity securities of real estate investment trusts ("REITs") and other companies in the real estate industry or companies with substantial real estate investments, and Hard Assets Series may invest up to 50% of its assets in such securities. Other Series may also invest in such securities. A Series investing in such real estate securities may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which own, construct, manage, or sell residential, commercial, or industrial real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

SWAPS
The Hard Assets Series may invest in swaps. Swap agreements are two-party con-tracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "no-tional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

The use of swaps is a highly specialized activity which involved investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Series' use of swap agreements will be successful in furthering its investment objective will depend on the portfolio manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and will be aggregated with other illiquid pos-itions for purposes of the limitation on illiquid investments.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 INVESTMENT RESTRICTIONS

The Series are subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions so desig-nated and the investment objective of each Series are "fundamental policies" of the Series, which means that they may not be changed without a majority vote of the shareholders of the affected Series. Except for those restrictions specifically identified as fundamental and each Series' investment objective, all other investment policies and practices described in this Prospectus and the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series, whichever is less.

The investment restrictions are stated in full in the Statement of Additional Information, and a brief description of some of them follows. A Series will not, with respect to 75% of its assets, invest more than 5% of its assets
(taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government se-curities and does not apply to the Hard Assets and Managed Global Series. A Series will not, with respect to 75% of its assets, invest more than 10% (taken at market value at the time of such investment) of any one issuer's outstanding voting securities, except that this restriction does not apply to U.S. Government securities and does not apply to the Hard Assets Series.
No Series will concentrate more than 25% of its assets in any particular industry, except that this restriction does not apply to (a) U.S. Government securities, (b) with respect to the Liquid Asset Series, to securities or obligations issued by U.S. banks, and (c) with respect to the Real Estate Series, which will normally invest more than 25% of its total assets in securities of issuers in the real estate and related industries, or with respect to the Hard Assets Series, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activi-ties, provided that such concentration for these two Series is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts.


 PURCHASE OF SHARES

Shares of the Series may be offered for purchase by separate accounts of in-surance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retire-ment plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Vari-able Contracts. Shares of the Series are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract Owners or other investors arising from offering the Trust's shares to separate ac-counts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts, or certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at some time be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated in-surers, and between various contract owners and pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous pric-es.

Shares of each Series are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

 NET ASSET VALUE

A Series' net asset value is determined by dividing the value of each Series' net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value each Series' assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having read-ily available market quotations and short-term debt securities. The net asset values per share of each Series will fluctuate in response to changes in mar-ket conditions and other factors, except that the net asset value of the shares of the Liquid Asset Series will not fluctuate in response to changes in market conditions for so long as the Series is using the amortized cost method of valuation.

The Liquid Asset Series' portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Infor-mation for a description of certain conditions and procedures followed by the Series in connection with amortized cost valuation.

All other Series are valued as follows:

Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last re-ported sales price, or, if no sales are reported, the mean between representa-tive bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Debt securities, including those to be purchased under firm commitment agree-ments (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally val-ued on the basis of quotes obtained from brokers and dealers or pricing serv-ices, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturi-ty, type of issue, trading characteristics, and other market data. Debt obli-gations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not ap-proximate market value.

When a Series writes a put or call option, the amount of the premium is in-cluded in the Series' assets and an equal amount is included in its liabili-ties. The liability thereafter is adjusted to the cur-rent market value of the option. The premium paid for an option purchased by the Series is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such ex-change or board of trade. Foreign securities quoted in foreign currencies gen-erally are valued at appropriately translated foreign market closing prices.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York business days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Series investing in foreign securities may not take place contempo-raneously with the determination of the prices of the securities included in the calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determin-ing daily net asset value. Information that becomes known to the Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the Series' net asset value is determined may not be reflected in the calculation of net asset value of the Series unless the Manager or the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Trust, al-though the actual calculations will be made by the Manager or the Portfolio Manager acting under the direction of the Board and subject to the Board's re-view.

 REDEMPTION OF SHARES

Shares of any Series may be redeemed on any business day. Redemptions are ef-fected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Series. Redemption proceeds normally will be paid within seven days fol-lowing receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holi-day closings) or for any period during which trading thereon is restricted be-cause an emergency exists, as determined by the SEC, making disposal of port-folio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.

If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

 EXCHANGES

Shares of any one Series may be exchanged for shares of any of the other Se-ries described in this Prospectus. Exchanges are treated as a redemption of shares of one Series and a purchase of shares of one or more of the other Se-ries and are effected at the respective net asset values per share of each Se-ries on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Con-tract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Series, and should refer to the pro-spectus for the applicable Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the pertinent insurance company separate account that invest in the Series.

The Trust reserves the right to discontinue offering shares of one or more Se-ries at any time. In the event that a Series ceases offering its shares, any investments allocated by an insurance company to such Series will be invested in the Liquid Asset Series or any successor to such Series.

 PORTFOLIO TRANSACTIONS

BROKERAGE SERVICES
Pursuant to the Portfolio Management Agreements, the Portfolio Manager places orders for the purchase and sale of portfolio investments for the Series' ac-counts with brokers or dealers selected by the Portfolio Manager in its dis-cretion. In executing transactions, the Portfolio Manager will attempt to ob-tain the best execution for a Series, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the trans-action, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, exe-cution capabilities, and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock ex-changes in the United States, payments of brokerage commissions are negotiat-ed. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of a Series, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Man-ager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commis-sions may be fixed and the Portfolio Manager may be unable to negotiate com-mission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Series may also be considered for other clients served by the Portfolio Manager and/or its affiliates. For information on trade allocation, see "Portfolio Transactions and Brokerage-- Investment Decisions" in the Statement of Additional Information.

A Portfolio Manager may place orders for the purchase and sale of portfolio securities with itself, acting as broker-dealer, or with a broker-dealer that is an affiliate of the Portfolio Manager or the Trust where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execu-tion at least as favorable as other qualified brokers. SEC rules further re-quire that commission paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions."

PORTFOLIO TURNOVER
For reporting purposes, each Series' portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securi-ties owned by the Series during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for ex-ample, if all of the securities in the portfolio (other than short-term secu-rities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Series will vary from year to year, and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in heavier brokerage com-missions or other transactional expenses which must be borne, directly or in-directly, by a Series and ultimately by the Series' shareholders. The portfo-lio turnover rates for each Series are presented in the data shown in "Finan-cial Highlights" in this Prospectus.

 DIVIDENDS AND DISTRIBUTIONS

Net investment income of the Liquid Asset Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that the Limited Maturity Bond Series may declare a div-idend monthly or quarterly. Any net realized long-term capital gains (the ex-cess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

Any distributions made by any Series will be automatically reinvested in addi-tional shares of that Series, unless an election is made by a shareholder to receive distributions in cash. Dividends or distributions by a Series other than the Liquid Asset Series (which attempts to maintain a constant $1.00 per share net asset value) will reduce the per share net asset value by the per share amount so paid.

 FEDERAL INCOME TAX STATUS

Each Series intends to qualify each year and elect to be treated as a regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Series generally expects not to be subject to federal income tax if it meets certain source of income, diver-sification of assets, income distribution, and other requirements, to the ex-tent it distributes its investment company taxable income and its net capital gains. Distributions of investment company taxable income and net re-alized capital gains are automatically reinvested in additional shares of the Series, unless an election is made by a shareholder to receive distributions in cash. Tax consequences to the Variable Contract Owners are described in the prospectuses for the pertinent separate accounts.

Certain requirements relating to the qualification of a Series as a regulated investment company under the Code may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, or forward contracts.

To comply with regulations under Section 817(h) of the Code, each Series gen-erally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its as-sets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Gov-ernment agency or instrumentality is treated as a separate issuer. Any secu-rity issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an agency or instrumentality of the United States is treated as a security issued by the U.S. Government or its agency or instru-mentality, whichever is applicable. These regulations will limit the ability of a Series to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If a Series fails to meet the diversification requirements under Code Section 817(h), income with re-spect to Variable Contracts invested in the Series at any time during the cal-endar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with re-spect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax conse-quences also could ensue. If a Series failed to qualify as a regulated invest-ment company, the results would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h).

In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract Owner's control of the investments of a separate ac-count may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Vari-able Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be in-cluded currently in the Variable Contract Owner's gross income. It is not known what standards will be incorporated in future regulations or other pronouncements.

In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objec-tives, investment policies, or investment restrictions. While a Series' in-vestment objective is fundamental and may be changed only by a vote of a ma-jority of its outstanding shares, the Trustees have reserved the right to mod-ify the investment policies of a Series as necessary to prevent any such pro-spective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Series underlying the separate accounts.

See "Taxation" in the Trust's Statement of Additional Information for more in-formation on taxes, including information on the taxation of distributions from a Series. Reference is made to the prospectus or offering memorandum of the applicable separate account for information regarding the federal income tax treatment respecting a Variable Contract.

 OTHER INFORMATION

CAPITALIZATION
The Trust was organized as a Massachusetts business trust on August 3, 1988, and currently consists of seventeen portfolios that are operational, fifteen of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shares of the Trust are fully paid, freely transferable, and non-assessable by the Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declara-tion of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the dis-claimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnifica-tion out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obliga-tions and thus should be considered remote.

VOTING RIGHTS
Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment me-dium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for invest-ment advisory services. In the case of Variable Contracts, in accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract funded by a Separate Account that invests in a Series and that is registered with the SEC as a unit investment trust will request voting in-structions from Variable Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions re-ceived.

HISTORY OF THE MANAGED GLOBAL SERIES

The Managed Global Series is a successor for accounting purposes to the Man-aged Global Account (the "Managed Global Account") of Separate Account D of Golden American. As of September 3, 1996, pursuant to an Agreement and Plan of Reorganization (the "Plan") among Golden American (by itself and on behalf of Separate Account B of Golden American), Separate Account D of Golden American, and the Trust, the investment-related assets of the Managed Global Account were transferred to a newly created division of Separate Account B. Separate Account B is a separate account of Golden American that serves as a funding vehicle for variable annuity contracts. Simultaneously, Separate Account B ex-changed the investment-related assets for shares of the Managed Global Series, a newly created series of the Trust.

CHANCELLOR ADMINISTRATIVE ORDER
On October 18, 1994, Chancellor Capital Management, Inc. ("CCM"), the parent of Chancellor Trust Company, Parag Saxena, one of CCM's managing directors in his capacity as a CCM employee and who has no involvement in managing the Trust's assets, and James A. Long, IV, in his capacity as CCM employee, con-sented to the filing of an administrative order by the SEC without admitting or denying the allegations or substance of the order. See In the Matter of Chancellor Capital Management, Inc., Parag Saxena and James A. Long, Iv, In-vestment Advisers Act of 1940 Release No. 1447, October 18, 1994.

The SEC's order alleges that, during the period October 1988 through August 1992, CCM and Messrs. Saxena and Long did not adequately disclose the conflict of interest arising from certain personal trades by Mr. Saxena and that CCM did not maintain all required records of Mr. Saxena's personal trades. Specif-ically, the SEC order states that (i) CCM should have disclosed that its em-ployees purchased privately issued securities for their personal accounts and subsequently invested for clients in publicly traded securities of the same issuers, and (ii) CCM and Mr. Saxena should have disclosed, when investing for clients in companies founded by a venture capitalist that over a year earlier, Mr. Saxena had invested for his own account, at nominal prices, in securities of two of those companies and a third company founded by the venture capital-ist after providing advice to the venture capitalist. The SEC did not allege that these acts were intended to harm CCM's clients and acknowledged that cli-ents profited from the transactions examined.

The order censured CCM and Messrs. Saxena and Long and ordered them to comply with certain provisions of the Investment Advisers Act and fined Mr. Saxena.

PERFORMANCE INFORMATION
The Trust may, from time to time, include the yield and effective yield of its Liquid Asset Series, the current yield of the remaining Series, and the total return of all Series in advertisements and sales literature. In the case of Variable Contracts, perfor-mance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a sep-arate account to which the Series offers their shares.

Current yield for the Liquid Asset Series will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Series is calcu-lated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings on reinvested dividends.

For the remaining Series, any quotations of yield will be based on all invest-ment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment in-come"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical in-vestment in the Series over a period of one, five, or ten years (or, if less, up to the life of the Series), will reflect the deduction of a proportional share of Series expenses (on an annual basis), and will assume that all divi-dends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

Quotations of yield or total return for the Series will not take into account charges or deductions against any separate account to which the Series' shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the separate account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance infor-mation should be considered in light of the Series' investment objectives and policies, characteristics, and quality of the portfolios, and the market con-ditions during the given time period, and should not be considered as a repre-sentation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Series, see the Statement of Additional Information.

 LEGAL COUNSEL

Dechert Price & Rhoads, Washington, D.C., has passed upon certain legal mat-ters in connection with the shares offered by this Prospectus, and also acts as outside counsel to the Trust.

 INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072 serves as independent auditors of the Trust.

FINANCIAL STATEMENTS

The Trust's audited financial statements dated as of December 31, 1996 for all Series except the Mid-Cap Growth Series, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1996. The financial statements do not include information on the Mid-Cap Growth Series because the Series had not commenced operations on December 31, 1996. Information in the financial statements for all Series for the years ended December 31, 1996, 1995, 1994 and 1993 has been audited by Ernst & Young LLP. Information in the financial statements for all Series ex-cept the Managed Global Series for the years ended December 31, 1992, 1991, 1990, and 1989 was audited by another independent auditor.

The information in the financial statements for the Managed Global Series is presented as if the reorganization described under "Other Informa-tion -- History of the Managed Global Series" had always been in effect. In-formation in the financial statements of the Managed Global Series for the period of October 21, 1992 (commencement of operations) to December 31, 1995 has been examined by Ernst & Young LLP.

                                    THE GCG TRUST

                                CROSS-REFERENCE SHEET

                                MARKET MANAGER  SERIES

                                 PART A -- PROSPECTUS

    ITEM                                    HEADING
1.  Cover Page                              Cover Page
2.  Synopsis                                Not Applicable
3.  Condensed Financial Information         Not Applicable
4.  General Description of Registrant       Investment Objectives and
                                            Policies; Description of
                                            Securities and Investment
                                            Techniques
5.  Management of the Fund                  Management of the Trust
5A. Management's Discussion of              Not Applicable
    Fund Performance
6.  Capital Stock and Other Securities      Other Information; Federal
                                            Income Tax Status; Portfolio
                                            Transactions; Dividends and
                                            Distributions
7.  Purchase of Securities                  Purchase of Shares;
    Being Offered                           Exchanges
8.  Redemption or Repurchase                Redemption of Shares
9.  Legal Proceedings                       Not Applicable

                                   PROSPECTUS

                             MARKET MANAGER SERIES
                        1001 JEFFERSON STREET, SUITE 400
                           WILMINGTON, DELAWARE 19801
                                 (800) 366-0066

    The Market Manager Series is a non-diversified portfolio of an open-end management investment company, The GCG Trust (the "Trust"). The investment objective of the Market Manager Series is to seek favorable equity market performance and at the same time preserve capital (without taking into account expenses) for investments in the Series held until the Target Maturity Date of March 6, 2001. The Series will seek this objective by attempting to return on the Target Maturity Date (1) the principal amount invested in the Series (without regard to expenses), plus (2) a percentage of the price appreciation from the Series' Investment Start Date through the Target Maturity Date on common stocks that are publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and other indexes of publicly traded common stocks of large and mid-cap companies. There can be no assurance that the Series' investment objective will be achieved.

    The Manager to the Series is Directed Services, Inc. ("DSI"), which is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable"). DSI and the Trust have retained Equitable Investment Services, Inc.("EISI") to provide investment advisory services to the Series. For more information regarding DSI, Equitable and EISI. see "The Management of the Trust."

    Information about the investment objectives, investment policies, and restrictions of the Series, along with a detailed description of the type of securities and other assets in which the Series may invest, are set forth in this Prospectus.

    Shares of the Series are available only to separate accounts (the "Separate Accounts") of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for variable annuity contracts (the "Variable Contracts") issued by Golden American.

    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Series. A Statement of Additional
Information dated May 1, 1997, containing additional and more detailed information about the Series has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and can be obtained by writing or calling the Trust at the address and telephone number printed above.

                         ------------------------

    THIS IS A LIMITED OFFERING. THE TRUST WILL ACCEPT INVESTMENTS IN THE SERIES ONLY UNTIL MARCH 3, 1995.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    The Series' shares are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to market fluctuation, reinvestment risk, and possible loss of principal invested.
                            ------------------------

  THESE  SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE  COMMISSION
     PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS. ANY
       REPRESENTATION TO THE                    CONTRARY  IS A  CRIMINAL
                                    OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

                                                                                                    PAGE
                                                                                                    -----
FINANCIAL HIGHLIGHTS.......................................................................           1

THE MANAGER AND THE PORTFOLIO MANAGER......................................................           1

INVESTMENT OBJECTIVE AND POLICIES..........................................................           1

  Risks of the Series......................................................................           4

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES........................................           5

  Over-the-Counter Options.................................................................           5

  Zero Coupon Securities...................................................................           6

  Options on Securities....................................................................           8

  Futures Contracts........................................................................           9

  Other Investment Companies...............................................................           9

MANAGEMENT OF THE TRUST....................................................................          10

  The Manager..............................................................................          10

  The Portfolio Manager....................................................................          11

  Other Expenses...........................................................................          12

  Distributor..............................................................................          12

  Custodian................................................................................          12

PURCHASE OF SHARES.........................................................................          12

NET ASSET VALUE............................................................................          13

REDEMPTION OF SHARES.......................................................................          13

EXCHANGES..................................................................................          13

DIVIDENDS AND DISTRIBUTIONS................................................................          14

FEDERAL INCOME TAX STATUS..................................................................          14

OTHER INFORMATION..........................................................................          16

  Capitalization...........................................................................          16

  Voting Rights............................................................................          16

LEGAL COUNSEL..............................................................................          16

INDEPENDENT AUDITORS.......................................................................          16

FINANCIAL STATEMENTS.......................................................................          16

                                       I

                              FINANCIAL HIGHLIGHTS

       The following table presents financial information with respect to the Series. Information in the table is included in the Trust's financial statements for the Series that have been audited by Ernst & Young LLP. The condensed financial information below does not include deductions at the Separate Account level or contract specific deductions that may be incurred under a Variable Contract for which the Trust serves as an underlying investment vehicle. These charges would reduce the total return to any owner of a Variable Contract. The following table should be read in conjunction with the financial statements, which are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1996. The Trust's Annual Report, which contains further information about the Series' performance, is available to Shareholders upon request and without charge.

                                                                                               1996    1995    1994*
                                                                                              ------  ------  ------

Per Share Operating Performance
  Net Asset Value, beginning of period......................................................  $12.03  $10.02  $10.00
                                                                                              ------  ------  ------
  Net investment income.....................................................................    0.46    0.37    0.02
  Net gain (loss) on securities -- realized and unrealized..................................    1.89    2.06    0.02
                                                                                              ------  ------  ------
  Total from investment operations..........................................................    2.35    2.43    0.04
                                                                                              ------  ------  ------
  Less distributions:
    Dividends from investment income........................................................   (0.46)  (0.37)  (0.02)
    Distributions from capital gains........................................................   (0.70)  (0.05)   0.00
                                                                                              ------   ------  ------
  Total Distributions.......................................................................   (1.16)  (0.42)  (0.02)
                                                                                              ------  ------  ------
  Net asset value, end of period............................................................  $13.22  $12.03  $10.02
                                                                                              ======  ======  ======
Total Investment Return.....................................................................   19.40%  24.33%   0.44%**
RATIOS AND SUPPLEMENTAL DATA                                                                               ======  ======  ======
Total net assets, end of period (000's omitted).............................................  $5,585  $5,952  $2,754
Ratio of expenses to average net assets.....................................................    1.02%   0.89%   --
Decrease reflected in above expense ratio die to expense limitations........................    --      0.13%   0.13%**
Ratio of net investment income to average net assets........................................    3.06%   3.42%   0.65%**
Portfolio turnover rate.....................................................................       0%      5%   --

 * Series commenced operations on November 14, 1994
** Non-Annualized


                     THE MANAGER AND THE PORTFOLIO MANAGER

       The Manager of the Series is Directed Services, Inc. (the "Manager"), which is a subsidiary of Equitable of Iowa Companies. The Manager and the Trust have retained an affiliate, Equitable Investment Services, Inc. (the "Portfolio Manager") to manage the assets of the Series. The Trust pays the Manager for its services a quarterly fee at the annual rate of 1.0% of the value of the average daily net assets of the Series. The Portfolio Manager makes all determinations with respect to the investment of the Series' assets consistent with the investment objectives, policies, and restrictions of the Series. The Portfolio Manager is compensated by the Manager.

                       INVESTMENT OBJECTIVE AND POLICIES

       The investment objective of the Market Manager Series is to seek favorable equity market performance and at the same time preserve capital (without taking into account expenses) for investments in the Series held until the Target Maturity Date of March 6, 2001. The Series will seek this objective by attempting to return on the Target Maturity Date (1) the principal amount invested in the Series (without regard to expenses), plus
   (2) a percentage of the price appreciation from the Series' Investment Start Date through the Target Maturity Date on common stocks that are publicly traded in the United States, as represented by the Standard & Poor's 500 Composite

   Stock Price Index ("S&P 500") and other indexes of publicly traded common stocks of large and mid-cap companies. There can be no assurance that the Series will achieve its investment objective.

       There are two components of the Series' investment objective: seeking favorable equity market performance and seeking preservation of capital. The Portfolio Manager will allocate the assets of the Series among the investments described below to attempt to achieve the investment objective of the Series.

       FAVORABLE EQUITY PERFORMANCE. The Series will seek favorable equity market performance by purchasing over-the-counter call options on the S&P 500 and other indexes of publicly traded common stocks of large and mid-cap companies. For these purposes, an index of publicly traded common stock will be considered an index of large and mid-cap companies if the companies represented in the index have a median market capitalization of at least $300 million, although some of the companies represented on such an index could have a market capitalization of less than this amount. The call options into which the Series will enter will be negotiated on behalf of the Series by the Portfolio Manager in an attempt to provide the Series with the right to receive a percentage of the price appreciation on the stocks included in the indexes for all or a portion of the period from the Investment Start Date through the Target Maturity Date. The price appreciation on the S&P 500 and other indexes does not include the value of dividends paid by companies in the indexes. The Portfolio Manager has advised the Trust that it initially intends to invest as of the Investment Start Date in call options on the S&P 500 and in call options on up to two other equity indexes, and that these options would give the Series the right to receive approximately 110%-118% of the price appreciation of a composite of these indexes from the Investment Start Date through the Target Maturity Date, based upon the expected weighting of the Series' relative positions in call options on these indexes.

       It is anticipated that the Series will initially invest on or about the Investment Start Date between 25% and 45% of the Series' assets in call options on equity indexes. If at the option's maturity or when the Series seeks to close out the option there is no price appreciation on the S&P 500 or another index with respect to which the Series holds a call option, the Series will not benefit from the investment and will lose its investment in the option. The Series will seek to enter into call options that provide an absolute right for the Series to cause the issuing dealer to repurchase the call at any time.

       PRESERVATION OF CAPITAL. The Series will seek to preserve capital (without regard to expenses) by investing a portion of its assets in zero coupon bonds issued by the U.S. Government and its agencies and instrumentalities and by private issuers which, at the time of investment, are rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or, if not rated, are of a comparable quality as determined by the Portfolio Manager. The Series will usually invest in zero coupon bonds with a maturity date on or close to the Target Maturity Date, so the length to maturity of the fixed income securities held by the Series can be expected to decrease as the Series nears its Target Maturity Date. The Series may hold any or all of the zero coupon bonds in which it invests until their maturity date or until or close to the Series' Target Maturity Date, although, alternatively, the Series may dispose of one or more of such bonds prior to this time if deemed by the Portfolio Manager in its sole discretion to be in the Series' best interests or to be necessary or appropriate under applicable law.

       This strategy for pursuit of preservation of capital does not take into account expenses of the Series so that if the Portfolio Manager is successful in its strategy, an investor in the Series cannot be assured that the value of his or her investment as of the Target Maturity Date will equal the value of the investment as of the Investment Start Date. Similarly, the strategy for pursuit of preservation of capital does not take into account any expenses of the Variable Contracts whose proceeds are invested in the Series. The purchaser of a Variable Contract would pay the expenses of the Variable Contract, which could further detract from the value of a Variable Contract Owner's investment as of the Target Maturity Date. For more information on expenses under the Variable Contract, see the Variable Contract prospectuses.

       OFFERING PERIOD. The Commencement Date is November 14, 1994. The Series will be offered from the Commencement Date through March 3, 1995. This period is referred to as the Offering Period. The Investment Start Date is March 6, 1995.

       The Series  will cease  issuing new  shares at  the end  of the  Offering
   Period (other than shares of the Series issued in connection with reinvestment of the Series' dividends and distributions). However, it is anticipated that other series with substantially similar investment objectives and policies may be offered in the future.

       TARGET MATURITY DATE. The Target Maturity Date of the Series is March 6, 2001. On or about this date, the Series will be converted to cash (after deduction of any unpaid Series expenses). The proceeds will be available for reinvestment in other investment options available for annuity contracts, according to the allocation instructions received from Golden American. It is anticipated that Golden American will ask owners of the annuity contracts whose proceeds are invested in the Series to choose their desired allocation. If no instructions are given, liquidation proceeds will be invested automatically in a series substantially similar to the Series, if any is being offered at the time, and if not, to the Liquid Asset Series of the Trust or any successor thereto.

       OTHER STRATEGIES. The Series intends to invest in commercial paper and other money market instruments during the Offering Period until the Investment Start Date. The Series may purchase only commercial paper and other money market instruments rated at the time of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or, if not rated by Moody's or S&P, of comparable quality as determined by the Portfolio Manager. The Series also reserves the right to invest in money market instruments at other times.

       It is not initially intended that the Series will invest in interest-bearing debt securities other than money market instruments as described above or invest directly in equity securities. However, if at any time the Portfolio Manager believes that investment in such securities is appropriate in furtherance of the Series' investment objectives or to be necessary or appropriate under applicable law, the Series may invest in such securities. The Series also reserves the right to invest in exchange-traded options and in futures contracts.

       The interest-bearing debt securities in which the Series may invest are those issued by the U.S. Government and its agencies and instrumentalities, in repurchase agreements on such securities, and in debt instruments of private issuers rated, at the time of investment, A or better by Moody's or S&P, if not rated by such rating agencies, of comparable quality as determined by the Portfolio Manager. The Series may only invest in U.S. dollar-denominated debt securities of domestic issuers.

       The Series may also seek favorable equity market performance by investing directly or indirectly in equity securities included in the S&P 500 or other index of large and mid-cap companies that are publicly traded in the United States. The Series would purchase the common stock of those companies included in the S&P 500 or another index that the Portfolio Manager believes, based on statistical data, will represent the industry diversification of the entire index. The Series may also invest in investment companies or other vehicles that invest in equity securities that are included in an index. These may include, but are not limited to, Standard & Poor's Depositary Receipts, which are publicly traded interests in a unit investment trust that invests in substantially all of the common stocks in the S&P 500.

       The Series may purchase put and call options on securities and on stock indexes in furtherance of the Series' investment objectives. The Series may also purchase and sell futures contracts and stock index futures contracts, and purchase options on such contracts.

       WHO SHOULD INVEST? The Series will be managed to achieve its investment objective as of the Target Maturity Date. It is not intended for shareholders seeking short-term profits. It is intended for investors who desire to maintain their holding in the Series for the duration of the Series through the Target Maturity Date. Those withdrawing their interests earlier may be subject to the risk that the assets in which the Series will invest have not yet reached their full potential return and the risk of redeeming when such assets are more volatile than if held longer. Accordingly, redeeming earlier than the Target Maturity Date may involve greater investment risk than remaining invested through the Target Maturity Date.

RISKS OF THE SERIES

       Investing in the Series involves certain risks. There can be no assurance that the Series will achieve its investment objective. The Series is subject to financial, market, and credit risks. As with any security, a risk of loss is inherent in investment in shares of the Series.

       The types of securities and investment techniques used by the Series have attendant risks of varying degrees. For example, with respect to equity securities in which the Series may invest directly or indirectly, there can be no assurance of capital appreciation and there is a substantial risk of decline.

       The Series may acquire zero coupon bonds from governmental and private issuers. As is the case of all fixed-income securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates, and changes in value in response to changing interest rates may be more pronounced in zero coupon bonds than in interest-bearing bonds having the same maturity. The Series may acquire debt securities that are not registered with the Securities and Exchange Commission. Generally, such securities may only be sold if registered or in transactions that are exempt from registration. The Series will only acquire unregistered bonds that have rights under which the Series may require the issuer to repurchase all or a portion of the bond. Any such repurchase right, as well as payment of amounts representing principal and interest upon maturity of the bond, will subject the Series to the risk of the creditworthiness of the issuer of the bond.

       The Series is classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Series is not limited by the 1940 Act in the amount of its assets that it may invest in the securities of a single issuer. Because the Series may invest in a smaller number of individual issuers than a diversified investment company, and investment in the Series may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. This risk may include greater exposure to the risk of poor earnings or default of one issuer than would be the case for a more diversified fund.

       Under the terms of the over-the-counter call options that will be acquired by the Series, the Series must look to the issuing dealer to repurchase the option and for payment upon exercise. Thus, it is likely that the Series will be subject to the creditworthiness of the dealers through the Target maturity Date. The Series may invest up to 20% of its assets in call options from one dealer, and nonperformance by any such dealer as a result of insolvency or otherwise may result in material losses to the Series. Over-the-counter options are included in the group of instruments that have been characterized in recent media and other reports as derivatives. For a discussion of the risks associated with over-the-counter options, see "Description of Securities and Investment Techniques -- Over-the-Counter Options."

       It is anticipated that in excess of 25% of the Series will be invested in over-the-counter call options. Thus, the Series might be deemed to have concentrated its investments in issuers in the securities industry. The concentration of the Series' assets in firms in the securities industry will cause the Series to have greater exposure to certain risks associated with the securities industry. Securities firms are subject to risks associated with underwriting activities and to fluctuations in the value of their securities and other investments that may, in turn, affect their financial strength and their ability to comply with regulations governing capital requirements. Securities firms may also be affected by a deterioration in the general conditions of the securities markets, which may adversely affect assets and revenues.
   Securities firms may be subject to risks associated with exposure to derivatives, currencies, and other financial instruments. In addition, the securities industry is labor intensive, which may result in high operational expenses, and is subject to regulation, which can be costly. In addition, securities firms face competition from different types of financial institutions.

       It is intended that the Series will comply with certain asset diversification requirements applicable to mutual funds that serve as investment vehicles for Variable Contracts. These requirements may inhibit the ability of the Series to acquire securities or other assets. Thus, the ability of the Series to adjust to the changes in the creditworthiness of issuers to which it is exposed or to make changes in its portfolio may be limited. Under other circumstances, compliance with the diversification requirements may cause the Series to make adjustments in its portfolio that would not otherwise be made. These circumstances may impede the ability of the Series to attain its investment objectives. The Manager and Portfolio Manager intend to apply the asset diversification requirements, which are ambiguous in certain respects, to the Series in a manner consistent with an Internal Revenue Service ("IRS") ruling that the Series and Golden American intend to request, or, in the absence of such ruling, in a manner that the Manager and Portfolio Manager deem appropriate. The Series' satisfaction of the diversification requirements is an important element underlying the tax status of the Variable Contracts with premiums allocated to the Series. For more information, see "Federal Income Tax Status" in this Prospectus.

       ABOUT THE S&P 500 INDEX. The S&P 500 is a well-known stock market index that includes common stocks of companies that represent a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The Portfolio Manager believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by Standard & Poor's Rating Group and is based on such factors as the market capitalization and trading activity of each stock, and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's Rating Group may change the S&P 500 from time to time. "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500" and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Equitable Investment Services, Inc. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's Rating Group and Standard & Poor's Rating Group makes no representation regarding the advisability of investing in the Series.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

       The following discussion describes potential risks associated with different types of securities and investment techniques used by the Series, as described in "Investment Objectives and Policies." For more detailed information on these investment techniques, as well as information on some types of securities in which the Series may invest, see the Statement of Additional Information.

OVER-THE-COUNTER OPTIONS

       The Series intends to purchase over-the-counter ("OTC") call options on the S&P 500 Composite Stock Price Index and other stock indexes representing large and mid-cap companies. These call options are included in the group of instruments that can be characterized as derivatives. A call option on a stock index gives the purchaser of the option, in return for the premium paid, the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option.

       The terms of any over-the-counter call options that the Series acquires will be negotiated for the Series. It is intended that the option period will be through the Target Maturity Date. Engaging in options transactions involves certain risks. The Series will pay a premium to purchase the option. If a call option purchased by the Series is not sold or exercised when it has remaining value, and if the market price of the underlying securities index remains less than or equal to the exercise price of the call, the Series will lose its entire investment in the option. Also, the Series will remain subject to the creditworthiness of the dealer for the option period.

       OTC options differ from exchange traded options in several respects. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than exchange traded options. Options with a maturity date of those in which the Series will initially invest (approximately six years) may be more volatile than shorter-term exchange-traded options (that generally have a maturity of three, six, or nine months). OTC options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of the dealer or otherwise, in which event the Series may experience material losses. The Series will engage in OTC stock index options only with broker-dealers and banks ("Eligible Dealers") that have been specifically approved by the Manager or the Portfolio Manager pursuant to procedures adopted by the Board of Trustees of the Trust. Eligible Dealers must have outstanding securities rated, at the time of investment, A or better by Moody's or S&P and have shareholders' equity in excess of $200 million. In addition, the manager or Portfolio Manager must believe that the firm has capabilities for strong institutional trading depth in OTC options and that the firm has the financial strength necessary to meet the obligations under the OTC options. The Portfolio Manager will monitor the creditworthiness of all Eligible Dealers from whom the Series has purchased options on an ongoing basis.

       Generally, many OTC options are considered illiquid. However, pursuant to procedures adopted by the Trust's Board of Trustees, the Series will seek to enter into OTC options that have contractual provisions that are designed to provide liquidity. Generally, the Series will seek OTC options under the terms of which the dealer of the option agrees to repurchase at any time the option from the Series, in whole or in part, at a closing price that is based upon the market price of the option, or under which the Series could transfer or assign the OTC option. A closing price based on a market price would be determined by agreement between the dealer and the Portfolio Manager on behalf of the Series. In the event that the dealer and the Portfolio Manager on behalf of the Series are unable to agree on a closing price, the closing price shall be determined with reference to objective indicia of value, such as bid quotations received from other Eligible Dealers. The Portfolio Manager believes that these OTC options will, under their terms and the procedures adopted by the Board of Trustees, be liquid, subject to the creditworthiness of the issuing dealer. The Series will not acquire any call option that is illiquid, if after such acquisition, more than 15% of the Series' assets are invested in illiquid securities.

       For more information  on OTC options  on stock indexes,  see "Options  on
   Securities   and  Securities   Indexes"  in   the  Statement   of  Additional
   Information.

ZERO COUPON SECURITIES

       With respect to its investments in fixed-income securities, the Series may invest in zero coupon securities issued by the United States and its agencies and instrumentalities. These securities include the following: U.S. Treasury notes and bonds and securities issued by U.S. Government agencies and instrumentalities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, evidences of such securities, and U.S. Treasury bills. The Series may also invest in zero coupon securities issued by domestic corporations which, at the time of investment, are rated A or better by Moody's or by S&P, or, if not rated, are of a comparable quality as determined by the Portfolio Manager.

       Zero coupon securities pay no cash income but are sold at substantial discounts from their value at maturity. Because zero coupon securities have no coupons, the holder is not entitled to periodic payments of interest. When held to maturity, the entire return from zero coupon securities, which consists of the accretion of discount, comes from the difference between their purchase price and their maturity value. This difference is known at the time of the purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. However, the zero coupon securities represent only one component of the Series' assets, and the investment return of the Series is not determinable in advance.

       REINVESTMENT RISK. A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest payments. Since the rate to be earned on these reinvestments may be higher or lower than the yield to maturity at the time of purchase, the investment's total return is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as "reinvestment risk" and can have a significant effect on total realized investment return over a long holding period. One of the attractive features of zero coupon securities is that, as they provide no interim interest payments, reinvestment risk is absent. The total value of the security at maturity is known precisely at the time of purchase. By investing primarily in zero coupon securities, the Series will be managed to attempt to minimize reinvestment risk. However, the total value of the Series at the Target Maturity Date cannot be known in advance.

       MARKET RISK. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk -- i.e., fluctuations in market value due to changes in interest rates -- than interest-paying securities of similar maturities. The market value of debt securities generally rises and falls inversely with fluctuations in interest rates. Therefore, investors can expect more appreciation from the Series during periods of declining interest rates than from portfolios consisting of interest-paying securities of similar maturity; conversely, when interest rates rise, the Series normally will decline more in price than portfolios consisting of interest-paying securities of similar maturity. Redemptions made prior to maturity may result in a different investment return, which may include a loss, than the return anticipated on the date of the original investment.

       INSURANCE  ON  PRIVATE  ZERO  COUPON  SECURITIES.    Financial  guarantee
   insurance has not been obtained by the Manager of the Series with respect to the privately issued zero coupon securities held by the Series. It is anticipated that the privately issued zero coupon securities will comprise approximately 10%-15% of the Series' portfolio.

       In general, financial guarantee insurance consists of the issuance of a guarantee of scheduled payments of an issuer's securities, when due, or the payment of the accreted value of a bond if the issuer of the bond becomes insolvent, in consideration for the payment of a premium to the insurer. The insurance does not guarantee the market value of the zero coupon securities or the value of shares of the Series. In the event of a sale of certain zero coupon securities, the insurance terminates as to such securities as of the date of the sale.

       Except as indicated below, any insurance obtained by the Manager will have no effect on the net asset value of the shares of the Series. It is the present intention of the Trust's Board of Trustees to attribute a value for any such insurance for the purpose of computing the net asset value of the Series' shares only if the bonds covered by such insurance are in default or if the issuer is insolvent. The value of any insurance likely will be the difference between the market value of a bond that is covered by insurance upon default or the issuer's insolvency and the accreted value of that bond. Determinations of the value, if any, attributed to the insurance will be subject to the oversight of the Trust's Board of Trustees. For information regarding the tax considerations relating to the financial guarantee insurance, see "Taxation" in the Statement of Additional Information.

OPTIONS ON SECURITIES

       The Series reserves the right to engage in exchange-traded options on securities and on securities indexes. The Series may purchase put and call options on securities and on stock indexes in furtherance of the Series' investment objective. The Series may enter into closing transactions in order to terminate its position an option prior to the expiration of the option. For a general description of the purchasing options on securities and securities indexes, see "Options on Securities and Securities Indexes" in the Statement of Additional Information.

       RISKS OF OPTIONS TRANSACTIONS. Where a put or call option on a particular security or index of securities is purchased to capture the appreciation in its underlying security or securities index, the price of the put or call option may move more or less than the price of the related security or value of the index.

       There can be no assurance that a liquid market will exist when the Series seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Series may be unable to close out a position. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

       Since option premiums paid by the Series, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Series' net asset value being more sensitive to changes in the value of the underlying securities.

FUTURES CONTRACTS

       The Series has reserved the right to engage in futures contracts. The Series may purchase futures contracts on securities or stock indexes and purchase options on such contracts. For a general description of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Information.

       The Series may engage in such futures transactions as an adjunct to its securities activities. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which the Series engaging in futures transactions would not be a "commodity pool." At the time the Series purchases a futures contract, an amount of cash, U.S. Government securities, or high quality debt securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered.

       RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. There can be no assurance that a liquid market will exist at a time when the Series seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

       The Series will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. The Series will not enter into a futures contact or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Series' total assets.

OTHER INVESTMENT COMPANIES

       The Series may invest in shares or other interests issued by other investment companies. The Series is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Series' total assets in the investment company, or (3) invest more than 10% of the Series' total assets in all investment company holdings. As a shareholder in any investment company, the Series will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

                            MANAGEMENT OF THE TRUST

       The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Terry L. Kendall, J. Michael Earley,
   R. Barbara Gitenstein, Robert A. Grayson, Paul R. Schlaack, Stanley B. Seidler, Roger B. Vincent, and M. Norvel Young. The Executive Officers of the Trust are Terry L. Kendall, Barnett Chernow, Mary Bea Wilkinson, and Myles R. Tashman. Additional information about the Trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

THE MANAGER

       Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager to the Trust pursuant to a Management Agreement with the Trust. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable"). DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operat-ing series to, among other offerees, separate accounts of Golden American to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insur-ance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned subsidiary of Equitable. With assets of over $12.5 billion as of December 31, 1996, Equitable is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., and Equitable Investment Services, Inc. Prior to August 13, 1996, DSI was an indirect, wholly owned subsidiary of Bankers Trust Company.

       DSI performs the activities described above in this Prospectus and below under the caption "Distributor." On September 30, 1992, a wholly owned subsidiary of Bankers Trust Company acquired all of the issued and outstanding stock of Golden American and DSI, and related assets, in a transaction involving settlement of pre-existing claims of Bankers Trust Company against the former parent of Golden American and DSI.

       Under the Management Agreement, DSI has overall responsibility, subject to the supervision of the Board of Trustees, for engaging the portfolio manager and for monitoring and evaluating the management of the assets of the Series by the Portfolio Manager. The Manager is also responsible for monitoring and evaluating the Portfolio Manager on a periodic basis, and will consider its performance record with respect to the investment objectives and policies of the

   Series. The Manager may, if appropriate, recommend that the Trustees consider a change in the Portfolio Manager, although the Manager does not expect to recommend changes in the Portfolio Manager as a matter of operating procedure for the Series.

       As Manager, DSI is responsible, subject to the supervision of the Board of Trustees, for providing administrative and other services necessary for the ordinary operation of the series in addition to advisory services. The Manager provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and information necessary to the proper conduct of the business of the Series. The Manager is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Series, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. The Manager also acts as liaison among the various services providers to the Series, including the custodian, portfolio accounting agent, Portfolio manager, and the insurance company or companies to which the Series offers its shares. The Manager is also responsible for ensuring that the Series operates in compliance with applicable legal requirements and for monitoring the Portfolio manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Series. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Series, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

       Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Series' assets and the purchase and sale of portfolio securities for the Series in the event that at any time no Portfolio Manager is engaged to manage the assets of the Series. The Management Agreement may be terminated without penalty by the vote of the Board of Trustees or the Shareholders of the Series, or by the Manager, upon 60 days' written notice by the Board or the Manager, and will terminated automatically if assigned as that term is described in the 1940 Act.

       The Trust pays the Manager for its services under the Management Agreement a quarterly fee equal to an annual rate of 1.0% of the average daily net assets of the Series. For more information on the Management Agreement, see the Statement of Additional Information.

       The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. Many of the ordinary expenses for the Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

THE PORTFOLIO MANAGER

       The Trust and the Manager have entered into a Portfolio Management Agreement with is Equitable Investment Services, Inc. ("EISI"), located at 699 Walnut Street, Des Moines, Iowa 50309. The Portfolio Manager is an Iowa corporation which was incorporated in 1969 and is engaged in the business of providing investment advice to affiliated insurance companies possessing portfolios which, as of March 31, 1997, were valued at $10 billion. The Port-folio Manager is a wholly owned subsidiary of Equitable and is affiliated with DSI. The Portfolio Manager is also the adviser to the Equi-Select Series Trust, a registered investment company that serves as the investment vehicle to variable annuity contracts issued by Equitable Life Insurance Company of Iowa.

       The individual in charge of portfolio management decisions for the Series is Bryan L. Borchert. He is Managing Director of EISI and has been an investment professional with EISI since 1987.

       Under the Portfolio Management Agreement, the Manager (and not the Trust) pays EISI a fee, payable monthly, based on the average daily net assets of the Series at the annual rate 0.50%.

       From the Series' commencement of operations (Novmber 14, 1994) through March 2, 1997 Bankers Trust Company served as portfolio manager.

       Under the Agreement, the Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of the Series' assets and the purchase and sale of portfolio securities and other investments. The Portfolio Management Agreement may be terminated without penalty by the vote of the Board of Trustees or the Shareholders of the Series, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to the Portfolio Management Agreement, and will terminated automatically if assigned as that term is described in the 1940 Act.

       Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Bankers Trust Company a quarterly fee equal to an annual rate of 0.50% based upon the average daily net assets of the Series.

OTHER EXPENSES

       The expenses of the ordinary operations of the Series are borne by the Manager pursuant to the Management Agreement. The Trust bears the expense of taxes (if any) paid by the Series, the fees and expense of its independent trustees, any extraordinary expenses, such as any litigation or indemnification expenses, as well as other expenses as described under "The Manager." Any such Trust expenses directly attributable to the Series are charged to the Series; other expenses are allocated among all the series of the Trust. For the fiscal year ended December 31, 1996, total Series expenses (net of fee waiver) were 1.02% of the Series' net assets.

DISTRIBUTOR

       Directed Services, Inc. acts as distributor ("Distributor") of shares of the Series, in addition to serving as Manager for the Trust. The Distributor's address is 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers and acts as Distributor without remuneration from the Trust.

CUSTODIAN

       The Custodian for the Series is Bankers Trust Company. First Data Investors Services Group of First Data Corporation, formerly The Shareholder Services Group, Inc., provides portfolio accounting services for the Series.

                               PURCHASE OF SHARES

       Shares of the Series may be offered for purchase by separate accounts of Golden American to serve as an investment medium for the Variable Contracts issued by the insurer. Shares of the

   Series will be sold during the Offering Period at the net asset value (without a sales charge) next computed after receipt of a purchase order by Golden American. Shares will not be available after the Offering Period (other than for reinvestment of any dividends and distributions).

                                NET ASSET VALUE

       The Series' net asset value is determined by dividing the value of the Series' net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value the Series' assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having readily available market quotations. The net asset value per share of the Series will fluctuate in response to changes in market conditions and other factors.

       Portfolio securities for which market quotations are readily available are stated at market value. Market value for securities other than options is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Market value for OTC options that the Series will purchase is determined on the basis of representative bid quotations obtained from the dealers that have issued the options and possibly other dealers, as monitored by the Portfolio Manager under procedures adopted by the Board of Trustees. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Under these procedures, debt securities of corporations for which market quotations are not readily available and that have provisions under which the issuer will repurchase all or a portion of the debt security will be valued with reference to the repurchase price provided in the purchase agreement.

                              REDEMPTION OF SHARES

       Shares of the Series may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Series. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders.

                                   EXCHANGES

       Shares of the Series may be exchanged for shares of any other series of the Trust, other than The Fund For Life, at any time. Exchanges of shares of other series of the Trust into the Series will only be permitted during the Offering Period. Exchanges are treated as a redemption of shares of one series and a purchase of shares of one or more of the other series and are effected at the respective net asset values per share of each series on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

       Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Series, and should refer to the prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of account value among division of the pertinent insurance company separate account that invest in the series.

       The Series will be managed to achieve its investment objectives as of the Target Maturity Date, and is intended for investors who desire to maintain their holding in the Series for the duration of the Series through the Target Maturity Date. Variable Contract Owners who withdraw their interests earlier may be subject to a greater risk that the Series will not achieve its investment objectives and to the risk that the assets in which the Series will invest have not yet reached their full potential return.

                          DIVIDENDS AND DISTRIBUTIONS

       Net investment income of the Series will be paid annually. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for the Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

       Any distributions made by the Series will be automatically reinvested in additional shares off the Series unless a shareholder elects to receive distributions in cash. Dividends or distributions by the Series will reduce the per share net asset value by the per share amount so paid.

                           FEDERAL INCOME TAX STATUS

       The Series intends to qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Series generally expects not be subject to federal income tax if it meets certain source of income, diversification of assets, income distribution, and other requirements, to the extent it distributes its investment company taxable income and its net capital gains. Distributions of investment company taxable income and net realized capital gains are automatically reinvested in additional shares of the Series, unless an election is made by a shareholder to receive distributions in cash. Tax consequences to the Variable Contract Owners are described in the prospectuses for the pertinent Separate Accounts.

       To comply with regulations under Section 817(h) of the Code, the Series generally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality; whichever is applicable. These regulations generally will limit the ability of the Series to invest more that 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If the Series fails to meet the diversification requirements under Code Section 817(h), income with respect to Variable Contracts invested in the Series at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts, and income for prior periods with respect to such Contracts also could be taxable, most likely in the year of the failure to achieve the required diversification.
   Other adverse tax consequences also could ensue. If the Series failed to qualify as a regulated investment company, the results to Variable Contract Owners would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h), and the Series' income would be subject to taxation.

       The  manner in  which the  asset diversification  requirements under Code
   Section 817(h) and Subchapter M of the Code apply to the Series is not entirely clear. The Series and the insurance company to which the Series offers its shares intend to request rulings from the IRS to, among other things, confirm the intended approach of the Manager and Portfolio Manager in applying the diversification rules. If such rulings are not obtained, the Manager and Portfolio Manager intend to apply the asset diversification rules in a manner in which they believe appropriate, but the IRS might not necessarily accept such application. If it did not, Variable Contracts with premiums allocated to the Series might not receive favorable tax treatment, and the Series might not qualify as a regulated investment company. Current or future diversification standards prescribed by the IRS may restrict the Series' acquisitions of certain assets and may require the Series to sell certain assets when it would not otherwise do so. Thus, the Series' seeking to comply with the diversification requirements could interfere with its ability to attain its investment objectives.

       In certain circumstances, owners of variable annuity contracts may be considered the owners for tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's taxable income when earned b y the separate account. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations under Code Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account" and that future guidance would be issued. The Treasury staff has indicated informally that it is concerned that there may be too much contract owner control where the fund (or series) underlying a separate account invests solely in securities issued by companies in a specific industry. Similarly, the ability of a contract owner to select a fund (or series) representing a specific economic risk may also be proscribed.

       To date, the IRS has identified only certain circumstances as involving prohibited incidents of ownership with respect to assets in a separate account. The Series is similar to, but is different in certain respects from, situations described in IRS rulings in which the IRS held that contract owners did not possess incidents of ownership. These differences could result in a Variable Contract Owner being treated as the owner of the assets underlying the variable Contract. In addition, it is not known what standards will be incorporated in future regulations or other pronouncements, and there can be no certainty that the future rules, regulations and positions will not be given retroactive application.

       In the event that unfavorable rules, regulations or positions are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the Series will not have to change its investment objectives, investment policies, or investment restrictions. While the Series' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Series as necessary to attempt to prevent any such prospective rules, regulations or positions from causing the Variable Contract Owners to be considered the owners of the shares of the Series.

       Prospective purchasers of shares of the Series should consult a tax advisor regarding the tax consequences of purchasing shares and Variable contracts whose proceeds are invested in the Series' shares. See "Taxation" in the Trust's Statement of Additional Information for more information on taxes. Reference is made to the prospectus or offering memorandum of the applicable Separate Account for information regarding the federal income tax treatment respecting a Variable Contract.

                               OTHER INFORMATION

CAPITALIZATION

       The Trust was organized as a Massachusetts business trust on August 3, 1988, and currently consists of fourteen series that are operational, one of which is described in this Prospectus. Other series may be offered by means of separate prospectuses. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shares of the Trust are fully paid, freely transferable, and non-assessable by the Trust.

       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

VOTING RIGHTS

       Shareholders of the Series are given certain voting rights. Each share of the Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

       Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for the Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. In the case of Variable Contracts, in accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract funded by a Separate Account that invests in the Series and that is registered with the Securities and Exchange Commission as a unit investment trust will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received.

                                 LEGAL COUNSEL

       Dechert Price & Rhoads, Washington, D.C., has passed upon certain legal matters in connection with the shares offered by this Prospectus, and also acts as outside counsel to the Trust.

                              INDEPENDENT AUDITORS

       Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

       The Trust's audited financial statements for the Series for the fiscal year ended December 31, 1996, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1996. Information in the financial statements has been audited by Ernst & Young LLP. Commencement of operations on November 14, 1994.

                                  THE GCG TRUST


                        1001 Jefferson Street, Suite 400
                           Wilmington, Delaware 19801
                                 (302) 576-3400



                       STATEMENT OF ADDITIONAL INFORMATION





              The date of this Statement of Additional Information
                                 is May 1, 1997.




This Statement of Additional Information discusses sixteen portfolios (the "Series") of The GCG Trust (the "Trust"), which is an open-end management investment company. The Series described herein are as follows: the Multiple Allocation Series; the Fully Managed Series; the Limited Maturity Bond Series; the Hard Assets Series; the Real Estate Series; the All-Growth Series; the Capital Appreciation Series; the Rising Dividends Series; the Emerging Markets Series; the Value Equity Series; the Strategic Equity Series; the Small Cap Series; the Managed Global Series; the Liquid Asset Series; the Market
Manager Series; and Mid-Cap Growth. The Series' Manager is Directed Services, Inc. (the "Manager").

This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus of The GCG Trust dated May 1, 1997 (which pertains to all Series other than the Market Manager Series) and the Prospectus of the Market Manager Series dated May 1, 1997. The Prospectuses have been filed with the Securities and Exchange Commission as part of the Trust's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectuses in their entirety. A copy of either Prospectus may be obtained free of charge from the Trust at the address and telephone number listed above.


MANAGER:
DIRECTED SERVICES, INC.
(800) 447-3644

                                TABLE OF CONTENTS

                                                                       Page
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES. . . . . . . . . .    1
     U.S. Government Securities. . . . . . . . . . . . . . . . . . . .    1
     Debt Securities . . . . . . . . . . . . . . . . . . . . . . . . .    1
     High Yield Bonds. . . . . . . . . . . . . . . . . . . . . . . . .    2
     Brady Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Sovereign Debt. . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Mortgage-Backed Securities. . . . . . . . . . . . . . . . . . . .    5
          GNMA Certificates. . . . . . . . . . . . . . . . . . . . . .    5
          FNMA and FHLMC Mortgage-Backed Obligations . . . . . . . . .    6
          Collateralized Mortgage Obligations (CMOs) . . . . . . . . .    7
          Other Mortgage-Backed Securities . . . . . . . . . . . . . .    7
     Other Asset-Backed Securities . . . . . . . . . . . . . . . . . .    8
     Variable and Floating Rate Securities . . . . . . . . . . . . . .    9
     Banking Industry and Savings Industry Obligations . . . . . . . .    9
     Commercial Paper. . . . . . . . . . . . . . . . . . . . . . . . .   11
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . .   11
     Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . .   12
     Lending Portfolio Securities. . . . . . . . . . . . . . . . . . .   12
     Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Other Investment Companies. . . . . . . . . . . . . . . . . . . .   13
     Short Sales . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Short Sales Against the Box . . . . . . . . . . . . . . . . . . .   14
     Futures Contracts and Options on Futures Contracts. . . . . . . .   14
          General Description of Futures Contracts . . . . . . . . . .   15
          Interest Rate Futures Contracts. . . . . . . . . . . . . . .   15
          Options on Futures Contracts . . . . . . . . . . . . . . . .   15
          Stock Index Futures Contracts. . . . . . . . . . . . . . . .   16
          Gold Futures Contracts . . . . . . . . . . . . . . . . . . .   17
          Limitations. . . . . . . . . . . . . . . . . . . . . . . . .   18
     Options on Securities and Securities Indexes. . . . . . . . . . .   19
          Purchasing Options on Securities . . . . . . . . . . . . . .   19
          Writing Covered Call and Secured Put Options . . . . . . . .   19
          Options on Securities Indexes. . . . . . . . . . . . . . . .   20
          General. . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     When-Issued or Delayed Delivery Securities. . . . . . . . . . . .   21
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . .   21
     Options on Foreign Currencies . . . . . . . . . . . . . . . . . .   22

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . .   23

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . .   26
     The Management Agreement. . . . . . . . . . . . . . . . . . . . .   29
     Distribution of Trust Shares. . . . . . . . . . . . . . . . . . .   34
     Purchases and Redemptions . . . . . . . . . . . . . . . . . . . .   34

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . .   34
     Investment Decisions. . . . . . . . . . . . . . . . . . . . . . .   34
     Brokerage and Research Services . . . . . . . . . . . . . . . . .   35

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .   38

TAXATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
     Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .   44
     Other Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . .   45

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .   45
     Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . .   45
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . .   45
     Custodian and Other Service Providers . . . . . . . . . . . . . .   46
     Independent Auditors. . . . . . . . . . . . . . . . . . . . . . .   46
     Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
     Registration Statement. . . . . . . . . . . . . . . . . . . . . .   46

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .   46

APPENDIX 1: Description of Bond Ratings. . . . . . . . . . . . . . . .  A-1

                                  INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon information contained in the Prospectuses for the Series, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Series' securities and some investment techniques. Some of the Series' investment techniques are described only in the Prospectuses and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Series' Prospectuses.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

     Each Series may invest in U.S. Government securities. U.S. Government securities are obligations of, or are guaranteed by, the U.S. Government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. Government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

     All Series except the Market Manager Series may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

DEBT SECURITIES

     All Series may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Liquid Asset, Capital Appreciation, Emerging Markets, Strategic Equity, Small Cap, Managed Global, and Market Manager Series may invest in debt securities of foreign issuers that are denominated in U.S. dollars. The Multiple Allocation, Fully Managed, Hard Assets, Emerging Markets, Strategic
                                        1

Equity,   Small  Cap,   and Managed Global Series  may  invest  in  non-U.S.
dollar-denominated debt securities of foreign issuers. The debt securities in which the Series may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Series, or, if not so rated, are, in the Portfolio Manager's determination, comparable in quality to corporate debt securities in which a Series may invest.

     Those Series that do not specify any particular ratings criteria, i.e., the Multiple Allocation, Hard Assets, All-Growth, Strategic Equity, Small
Cap and Mid-Cap Growth Series may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Group ("Standard & Poor's") and Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by Standard & Poor's or Moody's, of equivalent quality as determined by the Portfolio Manager.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Series will not accrue any income on these securities prior to delivery. The Series will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

     Many securities of foreign issuers are not rated by Moody's or Standard and Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Series' Portfolio Manager.

HIGH YIELD BONDS

     The Real Estate Series may invest up to 20% of its assets in convertible bonds and the Fully Managed Series and Emerging Markets Series may invest up to 5% and 10% of their assets, respectively, in bonds rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent quality ("high yield bonds," which are commonly referred to as "junk bonds"). In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Series. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The high yield bond market is relatively new, and many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Series to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Series were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Series may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Series could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Series' shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

BRADY BONDS

     The Emerging Markets Series may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady

Bonds are not considered U.S. Government securities and are considered speculative. Brady Plan debt restructurings have been implemented to date in several countries, including Mexico, Venezuela, Argentina, Uruguay, Costa Rica, Bulgaria, the Dominican Republic, Jordan, Nigeria, Bolivia, Ecuador, Niger, Brazil, Peru, PanamaPoland and the Philippines (collectively, the "Brady Countries"). It is expected that other countries will undertake a Brady Plan debt restructuring in the future. Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Series may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Series to suffer a loss of interest or principal on any of its holdings.

SOVEREIGN DEBT

     The Emerging Markets Series may invest in debt obligations ("sovereign debt") of governmental issuers in emerging market countries and industrialized countries. The Managed Global Series may invest in debt obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, which, at the time of investment, are rated A or better by Standard & Poor's or Moody's or, if not rated by Standard & Poor's or Moody's, determined by the Portfolio Manager to be of equivalent quality.

     Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected
disbursements  from  third  parties,  the   government's  policy  toward   the
International  Monetary Fund and the political constraints to which a government
may be subject.   Governmental entities may also  be dependent on  expected
disbursements  from foreign  governments,  multilateral  agencies  and  others
abroad to  reduce  principal  and interest  arrearages on  their debt.   The
commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's
obligations.   Failure to  implement such  reforms, achieve  such  levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend
further   loans  to  governmental  entities.    In  addition,  no  assurance can
be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.


     The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the
Series  may  invest  will   not  be  subject  to   similar  restructuring
arrangements or to  requests for new  credit which may  adversely  affect  the
Series' holdings.   Furthermore, certain participants  in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

MORTGAGE-BACKED SECURITIES

     All Series except the Market Manager Series may invest in mortgage-backed securities.

     GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Series to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. Government.


     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from

FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple Series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to the principal; a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     OTHER MORTGAGE-BACKED SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.


     All Series other than the Liquid Asset Series, the Capital Appreciation Series, the Rising Dividends Series, the Emerging Markets Series, and the Market Manager Series may buy
mortgage-backed securities without insurance or guarantees, if the Portfolio Manager determines that the securities meet a Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Series will not purchase mortgage-backed securities or any other assets which, in the opinion of the Portfolio Manager, are illiquid if, as a result, the Series will exceed its illiquidity cap. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio Manager will, consistent with a Series' investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.


     It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Series.

OTHER ASSET-BACKED SECURITIES

     All Series other than the Liquid Asset Series, the Capital Appreciation Series, the Rising Dividends Series, the Emerging Markets Series, and the Market Manager Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARS-SM-" ("Certificates for Automobile Receivables-SM-") and Credit Card Receivable Securities.

     CARS-SM- represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS-SM- are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS-SM- if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors.

     If consistent with its investment objective and policies, a Series may invest in "Credit Card Receivable Securities." Credit Card Receivable Securities are asset-backed securities backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts during the initial period and the non-occurrence of specified events. The Tax

Reform Act of 1986, pursuant to which a taxpayer's ability to deduct consumer interest in his or her federal income tax calculation was completely phased out for taxable years beginning in 1991, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

     Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

VARIABLE AND FLOATING RATE SECURITIES

     All Series may invest in variable and floating rate securities.

     Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     All Series may invest in (i) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (ii) certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). The Multiple Allocation, Limited Maturity Bond, Liquid Asset, Emerging Markets, Value Equity, Strategic Equity, Small Cap, and Managed Global Series may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and the Emerging Markets Series and
  Managed Global Series may also invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S.
dollar-denominated. See "Foreign Securities" discussion in The GCG Trust Prospectus for further information regarding risks attending investment in foreign securities.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Series will not invest in fixed-time deposits (i) which are not subject to prepayment or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% of its assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets, except that the Rising Dividends Series, Emerging Markets Series, Managed Global Series, and Market Manager Series may invest up to 15% of assets in such deposits, repurchase agreements, and other illiquid assets.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

     Certain of the Series, including the Fully Managed Series and Liquid Asset Series, invest only in bank and S&L obligations as specified in that Series' investment policies. Other Series, except the Managed Global Series, will not invest in obligations issued by a commercial bank or S&L unless:

          (i) the bank or S&L has total assets of least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

          (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be; and

          (iii) in the case of a foreign bank, the security is, in the determination of the Series' Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Series. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

The   Managed Global  Series will not invest in  obligations issued by a U.S. or foreign commercial bank or S&L unless:

               (i) the bank or S&L has total assets of at least $10 billion (U.S.), or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated; and

               (ii) in the  case or  a U.S. bank  or S&L, its  deposits are insured by the FDIC or the SAIF, as the case may be.


COMMERCIAL PAPER

     All of the Series may invest in commercial paper (including variable amount master demand notes), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Series, a Series may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's;
(ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Series may invest.

     Commercial paper obligations may include variable amount master demand notes. These notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Series may invest in them only if the Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Series may invest. Master demand notes are considered by the Series to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper.

     For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

REPURCHASE AGREEMENTS

     All Series may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, effective for the period of time the Series is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Portfolio Manager to a Series monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed-upon repurchase price to be paid to the Series. The Portfolio Manager, in accordance with procedures established by the Board ofTrustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Series enters into repurchase agreements.

     A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.


A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed 10% of the net assets of the Series, except that the Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Mid-Cap Growth, Managed Global, and Market Manager Series may invest up to 15% of net assets in such securities and repurchase agreements. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Series may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Series also might incur disposition costs in connection with liquidating the securities.


REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement may be entered into by the Multiple Allocation, Fully Managed, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Mid-Cap Growth and Managed Global Series and involves the sale of a security by the Series and its agreement to repurchase the instrument at a specified time and price. A Series will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Series will maintain a segregated account consisting of cash and/or securities to cover its obligations under reverse repurchase agreements. Under the Investment Company Act of 1940, reverse repurchase agreements may be considered to be borrowings by the seller; accordingly, a Series will limit its investments in reverse repurchase agreements consistent with the borrowing limits applicable to the Series. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Series creates leverage which increases a Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.


LENDING PORTFOLIO SECURITIES

     The Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Capital Appreciation, Rising Dividends, Emerging Markets, Strategic Equity, and Small Cap Series may lend portfolio securities to broker-dealers or institutional investors for the purpose of realizing additional income.

     A Series will only enter into this transaction if (1) the loan is fully collateralized at all times with U.S. Government securities, cash, or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances, or letters of credit) maintained on a daily marked-to-market basis, in an amount at least equal to the value of the securities loaned; (2) it may at any time call the loan and obtain the return of the securities loaned within five business days; (3) it will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Series. As with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Accordingly, the Series' Portfolio Manager will monitor the value of the collateral, which will be marked-to-market daily, and will monitor the creditworthiness of the borrowers. There is no assurance that a borrower will return any securities loaned; however, as discussed above, a borrower of securities from a Series must maintain with the Series cash or U.S. Government securities equal to at least 100% of the market value of the securities borrowed. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities; however, a Series lending such voting securities may call them if important shareholder meetings are imminent. A Series may only lend portfolio securities to entities that are not affiliated with either the Manager or a Portfolio Manager.

WARRANTS

     Each of the following Series may invest in warrants: the Multiple Allocation, Fully Managed, Hard Assets, Real Estate, All-Growth, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series. With the exception of the Managed Global Series, each of these Series may invest up to 5% of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and none of these Series, except the Emerging Markets Series, may acquire a warrant not listed on the New York or American Stock Exchanges if, after the purchase, more than 2% of the Series' assets would be invested in such warrants. The Emerging Markets Series is not subject to this 2% limitation. The Managed Global Series is not subject to any limitations on the amount that may be invested in warrants.

     The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Series will lose its entire investment in such warrant.

OTHER INVESTMENT COMPANIES

     All Series may invest in shares issued by other investment companies. A Series is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Series' total assets in the investment company, or
(3) invest more than 10% of the Series' total assets in all investment company holdings. As a shareholder in any investment company, a Series will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

SHORT SALES

     The   Multiple   Allocation,   Hard Assets,   All-Growth,   Capital
Appreciation, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. A Series may make short sales to offset a potential decline in a long position or a group of long positions, or if the Series' Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. The Multiple Allocation Series' Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Portfolio Manager believes thatthe price of a particular security or group of securities is likely to decline.

     Under current income tax laws, any capital gains realized by the Series from short sales will generally be treated and distributed as short-term capital gains. If the price of the security sold short increases between the time of the short sale and the time the Series replaces the borrowed security, the Series will incur a loss, and if the price declines during this period, the Series will realize a capital gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transactional costs and any premium, dividend, or interest which the Series may have to pay in connection with such short sale.

SHORT SALES AGAINST THE BOX


     All Series, except the Limited Maturity Bond Series, Liquid Asset Series, and Market Manager Series, may make short sales "against the box." A short sale "against the box" is a short sale where, at the time of the short sale, the Series owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Series would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Series. Short sales against the box are not subject to the percentage limitations on short sales described in the prospectus.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Market Manager and Mid-Cap Growth Series may engage in futures contracts. The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may purchase and sell interest-rate futures contracts. The Limited Maturity Bond Series may also purchase and write options on interest rate futures contracts, and the Value Equity Series may also purchase options on interest rate futures contracts. The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Mid-Cap Growth Series may purchase and sell stock index futures contracts and futures contracts based upon other financial instruments, and purchase options on such contracts. The Managed Global Series may purchase and sell futures contracts on securities, stock index futures contracts, foreign exchange futures contracts, and other financial futures contracts, and purchase and write options on such futures contracts. The Market Manager Series may purchase futures contracts on securities or stock indexes and purchase options on such contracts, but will not write futures contracts. The Multiple Allocation, Hard Assets, and Strategic Equity Series may engage in gold and other futures contracts. The Fully Managed Series will not write options on any futures contracts.

     GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Series has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Where a Series has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Series realizes a gain; if it is less, the Series realizes a loss.


     INTEREST RATE FUTURES CONTRACTS.  The Multiple  Allocation,  Fully Managed,
Limited  Maturity  Bond,  Hard Assets,  Capital  Appreciation,   Emerging
Markets, Value Equity, Strategic Equity, Small Cap, and Managed Global Series may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

     The Series may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities held in the Series' portfolio. As a hedging strategy a Series might employ, a Series would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Series to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Series intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Series or avoided by taking delivery of the debt securities under the futures contract.

     A Series would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Series would be substantially offset by the ability of the Series to repurchase at a lower price the interest rate futures contract previously sold. While the Series could sell the long-term debt security and invest in a short-term security, ordinarily the Series would give up income on its investment, since long-term rates normally exceed short-term rates.


     OPTIONS ON FUTURES CONTRACTS.  The Multiple Allocation, Fully Managed,
Hard Assets, All-Growth, Capital Appreciation, Emerging Markets and Mid-
Cap Growth Series may purchase options on interest rate futures contracts, although these Series will not write options on any such contracts. The Strategic Equity and Market Manager Series may purchase options on futures con-tracts and stock index futures contracts, but will not write options on such contracts. The Value Equity and Small Cap Series may purchase options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts, but will not write options on such contracts. The Limited Maturity Bond Series may purchase and write options on interest-rate futures contracts. The Managed Global Series may purchase and write options on futures contracts based on securities, stock index futures contracts, interest rate futures contracts, and foreign exchange and other financial futures contracts. A futures option gives the Series the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Series.

     The Series may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Series would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."


     STOCK INDEX FUTURES CONTRACTS. The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global Series, Mid-Cap Growth Series and Market Manager Series may purchase and sell stock index futures contracts. A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the con-tract and the price at which the futures contract is originally purchased or sold.

     To the extent that changes in the value of a Series' portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold: (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

          (a) forego possible price appreciation,

          (b) create a situation in which the securities would be difficult to repurchase, or

          (c) create substantial brokerage commissions;

     (2) when a liquidation of the portfolio has commenced or is contemplated, but there is, in the Series' Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

     (3) to close out stock index futures purchase transactions.

     Where a Series anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Series is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

     (1) if the Series is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Series' Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio, or

     (2) to close out stock index futures sales transactions.

     GOLD FUTURES CONTRACTS. The Multiple Allocation, Hard Assets, and Strategic Equity Series may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Series purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when the Series sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Series will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and, with regard to the Hard Assets
Series, gold bullion. The Series will not engage in these contracts for speculation or for achieving leverage. The Series' hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     As long as required by regulatory authorities, each investing Series will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, a Series might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Series' securities or the price of the securities which the Series intends to purchase. The Series' hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Series' exposure to interest rate fluctuations, a Series may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See the Prospectuses for a discussion of other strategies involving futures and futures options.

     If a purchase or sale of a futures contract is made by a Series, the Series is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Series upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Series expects to earn interest income on its initial margin deposits.

A futures contract held by a Series is valued daily at the official settlement price of the exchange on which it is traded. Each day the Series pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Series but is settlement between the Series and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Series will mark-to-market its open futures positions.

     A Series is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by the Series.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Series realizes a capital gain, or if it is more, the Series realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Series realizes a capital gain, or if it is less, the Series realizes a capital loss. The transaction costs must also be included in these calculations.

     LIMITATIONS. When purchasing a futures contract, a Series must maintain with its custodian cash or securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Series similarly will maintain with its custodian, cash and/or securites (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by the Series. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

     A Series may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Series and the positions. For this purpose, to the extent the Series has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

     In compliance with the requirements of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions, the Trust will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool." The regulations require that the Trust enter into futures and options (1) for "bona fide hedging" purposes, without regard to the percentage of assets committed to initial margin and options premiums, or (2) for other strategies, provided that the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of a Series' portfolio, after taking into account unrealized profits and unrealized gains on any such contracts entered into.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

     In pursuing their investment objectives, the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth,
Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series may engage in transactions on options on securities. The Multiple Allocation Series, All-Growth Series, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global and Mid-Cap Growth Series may engage in transactions on options on securities indexes. The Market Manager Series may purchase put and call options on securities and on securities indexes, but will not write such options. See "Description of Securities and Investment Techniques" in the Prospectuses for a description of the options transactions in which each Series may engage.

     PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Series may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Series would enable a Series to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Series would continue to receive interest income on such security.

     A Series may purchase call options on securities to protect against substantial increases in prices of securities the Series intends to purchase pending its ability to invest in such securities in an orderly manner. A Series may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.


     WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Series may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Series may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

     A Series may write a call or put option only if the option is "covered" or "secured" by the Series holding a position in the underlying securities. This means that so long as the Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Series may maintain, in a segregated account with the Trust's custodian, cash and/or securities with a value sufficient to meet its obligation as writer of the option. A put is secured if the Series maintains cash and/or securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     OPTIONS ON SECURITIES INDEXES. Call and put options on securities indexes also may be purchased or sold by the Series for the same purposes as the purchase or sale of options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Series is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Series must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Series to hedge effectively against stock market risk if they are not highly correlated with the value of the Series' portfolio securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.


     GENERAL. If an option written by a Series expires unexercised, the Series realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Series expires unexercised, the Series realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Series desires.

     A Series will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Series will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Series will realize a capital gain or, if it is less, the Series will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Series is recorded as an asset of the Series and subsequently adjusted. The premium received for an option written by a Series is included in the Series' assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

     All Series except the Market Manager Series may purchase securities on a when-issued or delayed delivery basis if the Series holds, and maintains until the settlement date in a segregated account, cash and/or securities in an amount sufficient to meet the purchase price, or if the Series enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series' other assets. Although a Series would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Series may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio Manager deems it appropriate to do so. The Series may realize short-term profits or losses upon such sales.

FOREIGN CURRENCY TRANSACTIONS

     The  Multiple  Allocation,   Fully  Managed,   Hard Assets,   Rising
Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, and Managed Global Series may enter into forward currency contracts and enter into currency exchange transactions on a spot (i.e., cash) basis. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Series might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in that currency but anticipats or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing.

     A Series may enter into forward foreign currency contracts in two circumstances. When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Series' Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
None of the Series will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency.

     At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Series is obligated to deliver.

     If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, and in such an event, a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

     For more information on forward currency contracts, including limits upon the Series with respect to such contracts, see "Foreign Currency Transactions" in The GCG Trust Prospectus.

OPTIONS ON FOREIGN CURRENCIES

     The Multiple Allocation, Hard Assets, Emerging Markets, Value Equity,
Strategic   Equity,   Small  Cap,  and    Managed Global  Series  may engage in
transactions in options on foreign currencies. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Currently, options are traded on the following foreign currencies on a domestic exchange: British Pound, Canadian Dollar, German Mark, Japanese Yen, French Franc, and Swiss Franc. A Series may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

     A Series may employ hedging strategies with options on currencies before the Series purchases a foreign security denominated in the hedged currency that the Series anticipates acquiring, during the period the Series holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

INVESTMENT RESTRICTIONS

     Each Series' investment objective as set forth under "Investment Objectives and Policies" in the Prospectus, together with the investment restrictions set forth below, are, unless otherwise noted, fundamental policies of each Series and may not be changed with respect to any Series without the approval of a majority of the outstanding voting shares of that Series. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series. Under these restrictions, a Series may not:

     (1) Invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that this restriction shall not apply to the Market Manager Series;

     (2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrument-
      alities;

     (3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by
     the  U.S.  Government  or  its  agencies  or   instrumentalities   (or
     repurchase agreements with respect thereto), (b) with respect to the Liquid Asset Series, to securities or obligations issued by U.S. banks, (c) with respect to the Market Manager Series, to options on stock indexes issued by eligible broker-dealers or banks, as described in the Market Manager Series' Prospectus; (d) with respect to the Managed Global Series, to securities issued or guaranteed by foreign
     governments  or  any  political  subdivisions  thereof,   authorities,
     agencies, or instrumentalities (or repurchase agreements with respect thereto); and (e) to the Real Estate Series, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Hard Assets Series, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Series is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;

     (4) Purchase or sell real estate, except that a Series may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

     (5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Series engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that the Natural Resources Series may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the Statement of Additional Information, purchase securities on margin;

     (6) Lend any funds or other assets, except that a Series may, consistent with its investment objective and policies:

          (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

          (b) enter into repurchase agreements; and

          (c) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Board of Trustees;

     (7) Issue senior securities, except insofar as a Series may be deemed to have issued a senior security by reason of borrowing money in according with that Series' borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

     (8) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the federal securities laws;

     (9) With respect to the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital
     Appreciation, Liquid Asset and Mid-Cap Growth Series, make short sales of securities, except short sales against the box, and except that this rest-riction shall not apply to the Multiple Allocation, Hard Assets, All-Growth,

     Capital Appreciation or Mid-Cap Growth Series, which may engage in short sales within the limitations described in the Prospectus and in the Statement of Additional Information;

     (10) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Series may:
     (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Series' assets);

     (11) With respect to the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, and Liquid Asset Series, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 10% of the total assets of the Series (taken at market value at the time of such investment) would be invested in such securities;

     (12) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

          (a) any Series may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

          (b) the Hard Assets Series may invest in gold bullion and coins and other precious metals bullion and engage in futures contracts with respect to such commodities;

          (c) the Multiple Allocation, Hard Assets and Strategic Equity Series may engage in futures contracts on gold; and

          (d) this restriction shall not apply to the Managed Global Series.

     (13) With  respect to all Series  except the    Managed Global  Series,
     invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Series may engage in transactions in options, futures contracts, and options on futures.

     The Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, Managed Global Series, Market Manager Series and Mid-Cap Growth Series are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, Managed Global Series, Market Manager Series and Mid-Cap Growth Series may not:

     (1) Make short sales of securities, except short sales against the box (this restriction shall not apply to the Strategic Equity, Small Cap, and
       Managed Global Series, which may make short sales within the limitations described in the Prospectus and elsewhere in this Statement of Additional Information); and

     (2) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 15% of the net assets of the Series (taken at market value at the time of such investment) would be invested in such securities.

The   Managed Global  Series is also  subject to the  following restriction and policy which is not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. The Managed Global Series may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Managed Global Series may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.


                             MANAGEMENT OF THE TRUST

     The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are Terry L. Kendall, J. Michael Earley, R. Barbara Gitenstein, Robert A. Grayson, Paul R. Schlaack, Stanley B. Seidler, M. Norvel Young, and Roger B. Vincent. The Executive Officers of the Trust are Terry L. Kendall, Barnett Chernow, Myles R. Tashman, and Mary Bea Wilkinson.

Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:


NAME AND ADDRESS         POSITION WITH THE TRUST  BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS
Terry L. Kendall*        Chairman of the Board    Director, and Chief Executive Officer,
Golden American Life     and President            American Life Insurance Company;
  Insurance Co.                                   Executive Vice President,
1001 Jefferson Street                             Equitable of Iowa Companies; formerly, President
Wilmington, DE 19801                              and Chief Executive Officer,  United Pacific
                                                  and Chief Executive Officer,  United Pacific


Barnett Chernow          Vice President           Executive Vice President,
Golden American Life                              Golden American Life
  Insurance Co.                                   Insurance Company; Executive Vice President,
1001 Jefferson Street                             Directed Services, Inc.; Senior Vice President
Wilmington, DE 19801                              and Chief Financial Officer, Reliance Insurance
                                                  Company, August 1977 to July 1993.  Age 47.


NAME AND ADDRESS         POSITION WITH THE TRUST  BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS
J. Michael Earley        Trustee                  President, and Cheif Executive Officer, Bankers
665 Locust Street                                 Trust Company, Des Moines, Iowa since July 1992;
Des Moines, IA 50309                              President and Cheif Executive Officer, Mid-America
                                                  Savings Bank, Waterloo, Iowa from April, 1987 to
                                                  June, 1992. Age 51.

R. Barbara Gitenstein     Trustee                 Provost, Drake University since July 1992; Assistant
Provost Office                                    Provost, State University of New York from August,
202 Old Main                                      1991 to July, 1992; Associate Provost, State University
Drake Uniniversity                                of New York - Oswego from January, 1989 to August, 1991.
2507 University Avenue                            Age 49.
Des Moines, IA 50311-4505

Robert A. Grayson        Trustee                  Co-founder, Grayson Associates, Inc.; Adjunct
Grayson Associates                                Professor of Marketing, New York University
108 Loma Media Road                               School of Business Administration; former
Santa Barbara, CA                                 Director, The Golden Financial Group, Inc.;
  93103                                           former Senior Vice President, David &
                                                  Charles Advertising.  Age 69.

Myles R. Tashman         Secretary                Executive Vice President and Secretary, Golden
Golden American Life                              American Life Insurance Company;
  Insurance Co.                                   Executive
1001 Jefferson Street                             Vice President and Secretary, Directed
Wilmington, DE 19801                              Services, Inc; Secretary of GCG Trust;
                                                  formerly, Senior Vice President and General
                                                  Counsel, United Pacific Life Insurance Company
                                                  (1986-1993).  Age 54.

Paul R. Schlaack         Trustee                  President, Chief Executive Officer and Director,
2000 Hub Tower                                    Equitable Investment Services, Inc. since 1984.
699 Walnut Street                                 Age 51.
Des Moines, IA 50309

Stanley B. Seidler       Trustee                  President, Iowa Periodicals, Inc. since 1990 and
P.O. Box 1297                                            President, Excell Marketing L.C. since 1994. Age 68.
3301 McKinley Avenue
Des Moines, IA 50321

M. Norvel Young          Trustee                  Chancellor Emeritus and Board of Regents,
Pepperdine University                             Pepperdine University; Director of Imperial
Malibu, CA  90263                                 Bancorp, Imperial Bank, Imperial Trust Co. and
                                                  20th Century Christian Publishing Company;
                                                  formerly:  Chancellor, Pepperdine
                                                  University, 1971 to 1984; President, Pepperdine
                                                  University, 1957 to 1971; Director, National
                                                  Conference of Christians and Jews, 1978 to
                                                  1982.  Age 81.

Mary Bea Wilkinson       Treasurer                Senior  Vice President and Treasurer,  Golden
Golden American Life                              American  Life Insurance Company;
  Insurance Co.
1001 Jefferson Street                             President and Treasurer, Directed Services,
Wilmington, DE 19801                              Inc.; Assistant Vice  President, CIGNA
                                                  Insurance   Companies,  August  1993  to
                                                  October  1993;  various  positions  with United
                                                  Pacific  Life Insurance  Company, January  1987
                                                  to  July 1993,  and was Vice  President and
                                                  Controller upon  leaving.  Age 40.

Roger B. Vincent         Trustee                  President, Springwell Corporation; Director,
230 Park Avenue                                   Petralone, Inc.; formerly, Managing Director,
New York, NY 10169                                Bankers Trust Company.  Age 51.


--------------------------
     *Mr. Kendall and Mr. Schlaack are an "interested persons" of the Trust
      (as that term is defined in the Investment Company Act of 1940) because of their affiliations with the Manager and/or its affiliated companies as shown above.

     As of March 31, 1997, none of the Trustees directly owns shares of the Series. In addition, as of March 31, 1997, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of each Series in the aggregate.

     Through December 31, 1995, Trustees other than those affiliated with the Manager or a Portfolio Manager ("Non-Affiliated Trustees") received a fee for each Board of Trustees meeting attended based on the level of the Trust's assets at the time of the meeting as follows: $2,000 per meeting for aggregate assets up to $500 million; $3,000 per meeting for aggregate assets in excess of $500 million and up to $1 billion; $4,000 per meeting for aggregate assets in excess of $1 billion and up to $2 billion; and $5,000 per meeting for aggregate assets in excess of $2 billion. Effective January 1, 1996, Non-Affiliated Trustees receive a flat fee of $6,000 for each Board of Trustees meeting attended. Trustees have been and will continue to be reimbursed for any expenses incurred in attending such meetings or otherwise in carrying out their responsibilities as Trustees of the Trust. During the fiscal year ended December 31, 1996, fees totaling $75,000 were paid by the Trust with each Trustee receiving $25,000 each. During the fiscal year ended December 31, 1995, fees totaling $54,000 were paid by the Trust or accrued to Messrs. Grayson ($18,000), Young ($18,000), and Vincent ($18,000). During the fiscal year ended December 31, 1995, Messrs. Grayson, Young, and Vincent earned total fees of $20,500, $20,500, and $20,500, respectfully, from the Trust and Separate Account D, another fund for which the Manager previously served as investment adviser. No officer or Trustee received any other compensation directly from the Trust.

     The table below lists each Variable Contract Owner who owns a Variable Contract that entitles the owner to give voting instructions with respect to 5% or more of the shares of the Series as of March 31, 1997. The address for each record owner is c/o Golden American Life Insurance Company, 1001 Jefferson Avenue, Wilmington, DE 19801.

             NAME                         SERIES               PERCENTAGE

David & Anita Swann
  Charitable Remainder Trust              Market Manager          12.5%

Darald Libby
  Charitable Remainder Unit Trust         Market Manager           7.8%

George Berman
  Charitable Remainder Trust              Market Manager           7.0%

Sanford Lugar                             Market Manager           5.6%

C.P. Steinmetz                            Strategic Equity         5.2%

     In addition, as of March 31, 1997 the General Account of Golden American owned 5.8% of the shares of the Market Manager Series.


THE MANAGEMENT AGREEMENT

     Directed Services, Inc. ("DSI" or the "Manager") serves as Manager to the Series pursuant to a Management Agreement (the "Management Agreement") between the Manager and the Trust. DSI's address is 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801. DSI is a New York corporation that is a wholly owned subsidiary of BT Variable, Inc. which, in turn, is a subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. The Trust currently offers the shares of its operating Series to, among others, separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidiary of Equitable of Iowa.


     Pursuant to the Management Agreement, the Manager, subject to the direction of the Board of Trustees, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Series other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating at the Manager's expense for all Series except Mid-Cap Growth Series which pays its own expenses, all matters relating to the operation of the
Series, including any necessary coordination among the Series' Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Series' portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Series, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Series as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Series required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Series as required by applicable law in connection with the Series; (vi) preparing and arranging for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law in connection with the Series; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Series contemplated in the Management Agreement. Other responsibilities of the Manager are described in the Prospectus.

     The Manager shall make its officers and employees available to the Board of Trustees and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Series.

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of such Series.


     The Management Agreement shall continue in effect until August 13, 1998, and from year to year thereafter, provided such continuance after August 13, 1998 is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party. The Management Agreement, dated August 13, 1996, was approved by shareholders at a meeting held on July 29, 1996, and was approved by the Board of Trustees, including the Trustees who are not parties to the Management Agreement or interested persons of such parties, at a meeting held on June 10, 1996. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Series or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     Prior to August 13, 1996, DSI served as manager to the Series pursuant to a Management Agreement dated October 1, 1993.

     Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1996 were as follows:
Multiple Allocation Series -- $2,892,936; Strategic Equity Series -- $195,979; Fully Managed Series -- $1,266,104;
Limited Maturity Bond Series -- $497,345; Hard Assets Series - - $362,600;
Real Estate Series -- $371,844; All-Growth Series -- $910,039; Capital Appreciation Series -- $1,335,410; Rising Dividends Series -- $989,772; Emerging Markets Series -- $791,005; Liquid Asset Series -- $240,479; Small Cap Series -- $180,699 and Value Equity Series -- $379,126. Gross fees paid to the Manager under the Management Agreement (pursuant to which the Man-ager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1995 were as follows: Multiple Allocation Series -- $3,056,095; Strategic Equity Series (commencement of operation October 2, 1995) -- $11,085; Fully Managed Series -- $1,102,160; Limited Maturity Bond Series -- $516,872; Hard Assets Series - - $291,869;
Real Estate Series -- $347,823; All-Growth Series -- $832,889; Capital Appreciation Series -- $1,055,352; Rising Dividends Series -- $641,200; Emerging Markets Series -- $817,859; Liquid Asset Series -- $254,546; and Value Equity Series -- $108,140. The management fee payable to the Manager for the Market Manager Series for the fiscal year ending December 31, 1995 was waived in part ($6,748) by the Manager and paid in part ($44,976) by the Series. Gross fees paid to the Manager under the current Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1994 were as follows: Multiple Allocation Series -- $3,008,912; Fully Managed Series -- $1,093,894; Limited Maturity Bond Series -- $447,478; Hard Assets Series --

$292,787;  Real Estate  Series --  $354,228;  All-Growth  Series -- $624,518;
Capital Appreciation Series -- $912,861; Rising Dividends Series -- $367,866; Emerging Markets Series -- $892,888; and Liquid Asset Series --
$226,289.   The management  fee payable to the Manager for the  Market Manager
Series for the fiscal period November 14, 1994 to December 31, 1994 was waived by the Manager.

     For the period from September 1, 1996 to December 31, 1996 the Managed Global Series paid the Manager fees of $349,038. For the period from January 1 through August 30, 1996 and the fiscal years ended December 31, 1995, and 1994, the predecessor of the Managed Global Series of the Series paid management fees of $211,615, $293,930, and $333,747, respectively.

     The  Trust,   DSI,  and  each  Portfolio  Manager  entered  into  Portfolio
Management Agreements dated and effective as of August 13, 1996. The Portfolio Management Agreements were approved by the Trustees of the Trust at a meeting held on June 10, 1996 and were approved by shareholders of each Series
of  the  Trust  except  the     Managed Global   Series  at  a  meeting held on
July 29, 1996. The Portfolio Management Agreement among the Trust, DSI, and Warburg, Pincus was approved by the sole shareholder of the Managed
Managed Global Series by written consent dated August 26, 1996. The Portfolio Mangement
Agreements among the Trust, DSI and Pilgrim Baxter for the All-Growth Series was approved by shareholders at a meeting held on April 29, 1997. The Portfolio Management Agreement among the Trust, DSI and Pilgrim Baxter for the Mid-Cap Growth Series will be approved by the sole shareholder of the Mid-Cap Growth Series.
The Portfolio Management Agreement among the Trust, DSI and
Putnam
for the Emerging Markets and Managed Global Series was approved by shareholders by proxy on April 29, 1997.

                Pursuant to the separate Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee at annual rates which are expressed as percentages of the average daily net assets of each Series. For the fiscal year ended December 31, 1996, the Manager (and not the Trust) paid the Portfolio Managers the following amounts: Zweig Advisors Inc. -- $1,458,329 for the Multiple Allocation Series and $98,793 for the Strategic Equity Series ; T. Rowe Price Associates, Inc.-- $638,243 for the Fully Managed
Series; Bankers Trust Company -- $395,503 for the Emerging Markets Series
and $28,992 for the Market Manager Series; Van Eck Associates Corp. -- $182,786 for the Hard Assets Series; Chancellor LGT Asset Management Inc. -- $673,180 for
the Capital Appreciation Series; Kayne, Anderson  Investment  Management, L.P. -
- $498,776 for the Rising Dividends Series; E.I.I. Realty Securities, Inc. -- $187,447 for the Real Estate Series; Eagle Asset Management, Inc. -- $191,117 for the Value Equity Series; and Warburg, Pincus Counsellors, Inc. -- $458,750 for the All-Growth Series. For the fiscal period of September 1, 1996 to December 31, 1996 the Manager (and not the Trust) paid Warburg, Pincus Counsellors, Inc. $170,010 on behalf of the Managed Global Series. For the fiscal period January 1, 1996 to August 31, 1996, Warburg, Pincus Counsellors, Inc. received $317,424 from the predecessor and the Managed Global Series.
the fiscal period of January 1, 1996 to August 12, 1996 the Manager paid
Bankers Trust Company $44,413 for the Liquid Asset Series and $135,897 for the Limited Maturity Bond Series. For the fiscal period of August 13, 1996 to December 31, 1996 the Manager paid Equitable Investment Services, Inc.$28,206 for the Liquid Asset Series and $79,768 for the Limited Maturity Bond Series. For the fiscal year ended December 31, 1995, the Manager (and not the Trust) paid the Portfolio Managers the following amounts: Zweig Advisors Inc. -- $1,623,170 for the Multiple Allocation Series and $5,543 for the Strategic Equity Series (operation commencement from October 2, 1995);
T. Rowe Price Associates, Inc. -- $552,676 for the Fully Managed Series; Bankers Trust Company -- $222,697 for the Limited Maturity Bond Series, $410,190 for the Emerging Markets Series, $76,360 for the Liquid Asset Series and
$22,410 for the Market Manager Series; Van Eck Associates Corp. -- $150,474 for the Hard Assets Series; Chancellor LGT Asset Managment, Inc. -- $559,368 forthe Capital Appreciation Series; Kayne, Anderson Investment Management, L.P. -- $325,429 for the Rising Dividends Series; E.I.I. Realty Securities, Inc. --$174,495 for the Real Estate Series; Eagle Asset Management, Inc. -- $54,070 for the Value Equity Series; and Warburg, Pincus Counsellors, Inc.
-- $417,408
for the All-Growth Series.   For the fiscal year ended December 31, 1994, the
Manager (and not the Trust) paid the Portfolio Managers the following amounts: Zweig Advisors Inc. -- $1,656,915 for the Multiple Allocation Series; Weiss, Peck & Greer Advisers, Inc. -- $734,134 for the Fully Managed Series; Bankers Trust Company -- $198,421 for the Limited Maturity Bond Series, $445,183 for the Emerging Markets Series, and $81,751 for the Liquid Asset Series; Van Eck Associates Corp. -- $158,413 for the Hard
Assets Series; Chancellor LGT Asset Managment, Inc. -- $250,164 for the Real Estate Series and $546,256 for the Capital Appreciation Series; Kayne, Anderson Investment Management, Inc. -- $195,541 for the Rising Dividends Series.
For the fiscal period from November 14, 1994 (commencement of operations) to December 31, 1994, the Manager (and not the Trust) paid Bankers Trust Company
$0 for  the Market Manager Series.   The Manager paid J.M. Hartwell  & Company,
Inc. $160,575 for the All-Growth Series for the period of January 1, 1994 through June 30, 1994, and Warburg, Pincus Counsellors, Inc. $165,317 for the All-Growth Series for the period of July 1, 1994 to December 31, 1994.

     For the  fiscal  years  ended  December  31,  1995,  and  1994,  the
predecessor  of the   Managed Global  Series paid  portfolio  management  fees
of $440,770, and $500,620, respectively.

DISTRIBUTION OF TRUST SHARES

     Directed Services, Inc. ("DSI") serves as the Series' Distributor. DSI is not obligated to sell a specific amount of the Series' shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares.

PURCHASES AND REDEMPTIONS

     For information on purchase and redemption of shares, see "Purchase of Shares" and "Redemption of Shares" in the Prospectuses. The Trust may suspend the right of redemption of shares of any Series and may postpone payment beyond seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for each Series are made by the Portfolio Manager of each Series. Each Portfolio Manager has investment advisory clients other than the Series. A particular security may be bought or sold by a Portfolio Manager for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Portfolio Manager for a Series may receive research services from many broker-dealers with which the Portfolio Manager places the Series' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Series), although not all of these services are necessarily useful and of value in managing a Series.

BROKERAGE AND RESEARCH SERVICES

     The Portfolio Manager for a Series places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Series through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Series taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Trust, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

     There is generally no stated commission in the case of fixed-income securities, which are generally traded in the over-the-counter markets, but the price paid by the Series usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Series includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Series of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Portfolio Manager for a Series may receive research services from many broker-dealers with which the Portfolio Manager places the Series' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Series), although not all of these services are necessarily useful and of value in managing a Series. The advisory fee paid by the Series to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause a Series to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Series in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

     Pursuant to rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Series on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Series in accordance with the terms of these rules.


     Securities and Exchange Commission rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with Portfolio Managers or to Portfolio Managers that are broker-dealers and will review these procedures periodically. BT Brokerage Corporation, Watermark Securities, Inc., Zweig Securities Corp., KA Associates, Inc., Counsellors Securities Inc., Raymond James & Associates, Inc., and Fred Alger & Company, Incorporated are registered broker-dealers, and each is an affiliate of a Portfolio Manager. Certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited are broker-dealers affiliated with T. Rowe Price Associates, Inc. Any of the above firms may retain compensation on transactions effected for a Series in accordance with these rules and procedures.

     For the fiscal year ended December 31, 1996, the Multiple Allocation Series, Strategic Equity Series,Fully Managed Series, Limited Maturity Bond Series, Emerging Markets Series, Liquid Asset Series, Market Manager Series, Hard Assets Series, Real Estate Series, Capital Appreciation Series, Rising Dividends Series, Value Equity Series, Managed Global Series, and All-Growth Series paid brokerage commissions of $472,297, $55,015, $127,213, $0, $541,589, $0, $0,
$138,086, $52,435, $188,794, $72,044, $121,872,$191,843, and $333,960,
respectively. The Multiple Allocation Series paid brokerage commissions of $42,834 (9.07% of its total brokerage commissions) to Zweig Securities. The Value Equity Series paid brokerage commissions of $2,550 (2.09% of its total brokerage commissions) to Raymond James & Associates,Inc. The Capital Appreciation Series paid brokerage commissions of $1,920 (1.02% of its total brokerage commissions) to Raymond James & Associates,Inc. The Fully Managed Series paid brokerage commissions of $150 (0.12% of its total brokerage
commissions) to Raymond James & Associates,Inc.     The Hard Assets Series paid
brokerage commissions of $150 (0.11% of its total brokerage commissions) to Raymond James & Associates,Inc. The Small Cap Series paid brokerage commissions of $33,058 (78.34% of its total brokerage commissions) to Fred Alger. The Emerging Markets Series paid brokerage commissions of $64,131 and $2,113 (11.84% and 0.39% of its total brokerage commissions) to Jardine Fleming and Robert Fleming, redpectively.The Managed Global Series paid brokerage commissions of $3,041 (1.59% of its total brokerage commissions) to Jardine Fleming. The Strastegic Equity Series paid brokerage commissions of $435 (0.79% of its total brokerage commissions) to Zweig Securities.


For the fiscal year ended December  31, 1995,  the Multiple  Allocation
Series, Strategic Equity Series (operation commencement from October 2, 1995), Fully Managed Series, Limited Maturity Bond Series, Emerging Markets Series, Liquid Asset Series, Market Manager Series, Hard Assets Series, Real
Estate Series, Capital Appreciation Series, Rising Dividends Series, Value Equity Series and All-Growth Series paid brokerage commissions of $519,963, $10,355, $321,876, $0, $600,724, $0, $1,575, $40,242, $113,534, $235,075,
$82,924, $59,789 and $193,100, respectively. The Multiple Allocation Series paid brokerage commissions of $86,365 (16.61% of its total brokerage commissions) to Watermark Securities, Inc. The Market Manager Series paid brokerage commissions of $1,425 (90.48% of its total brokerage commissions) to BT Brokerage Corporation. The Value Equity Series paid brokerage commissions of $240 (0.40% of its total brokerage commissions) to Raymond James & Associates, Inc. During the fiscal year ended December 31, 1994, the Multiple Allocation Series, Fully Managed Series, Hard Assets Series, Real Estate Series, All-Growth Series, Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series, and Market Manager Series paid brokerage commissions of $301,480, $157,580, $69,954, $69,376, $260,691, $183,029, $106,828, $589,210,
and $975,
     respectively. The Multiple Allocation Series paid brokerage commissions of $51,764 (17.2% of total brokerage commissions) to Watermark Securities, Inc. The Fully Managed Series paid brokerage commissions of $78,271 (50.0% of total brokerage commissions) to Weiss, Peck & Greer. The Rising Dividends Series paid brokerage commissions of $2,330 (2.2% of total brokerage commissions) to KA Associates, Inc.

                                 NET ASSET VALUE

     As indicated under "Net Asset Value" in the Prospectuses, the Series' net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 P.M., New York City time, on each day the New York Stock Exchange is open for trading, exclusive of federal holidays.

     The Liquid Asset Series' portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During such periods the yield to investors in the Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The Securities and Exchange Commission's regulations require the Liquid Asset Series to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Series' investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Series also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities determined by the Portfolio Manager under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                             PERFORMANCE INFORMATION

     The Trust may, from time to time, include the current yield and effective yield of its Liquid Asset Series, the yield of the remaining Series, and the total return of all Series in advertisements or sales literature. In the case of Variable Contracts, performance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Series offer their shares.

     Current yield for Liquid Asset Series will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro-rata share of Series expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Liquid Asset Series assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield =  [ ( (Base Period Return)  + 1 ) ^ 365/7 ] - 1

     Quotations of yield for the remaining Series will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the Securities and Exchange Commission), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                     a-b        6
                    YIELD  =  2 [ ( ----- +  1 )  - 1 ]
                                      cd
     where,
          a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Series), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Series expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


     For the period of January 3, 1989 (inception of the Trust) to December 31, 1996 and for the five- and one-year periods ended December 31, 1996 the average annual total return for each Series was as follows: 9.00%, 7.67%, and 8.77% for the Multiple Allocation Series;

8.65, 8.30%, and 16.36% for the Fully Managed  Series; 6.81%,  5.10%, and
4.32%  for the Limited  Maturity Bond  Series;  5.49%, 2.42%,  and -0.57%
for the All-Growth Series; 11.37%, 17.50%, and 35.30% for the Real Estate Series; 10.40%, 15.37%, and 33.17% for the Hard Assets Series; and
5.17%, 3.99%, and  5.01% for the Liquid Asset Series.  For the period of May 4, 1992  (inception  of the Capital  Appreciation Series) to
December 31,  1996 and the one-year period ended December 31, 1996, the average
total return for the Capital  Appreciation Series was 14.12% and 20.26%.   For
the period of October 1, 1993 (inception of the Rising Dividends and Emerging Markets Series) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Rising Dividends Series was 16.47% and 20.65% and the average annual total return for the Emerging Markets Series was 0.54% and 7.28%. For the period of November
14, 1994 (inception of the Market Manager Series) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Market Manager Series was 20.52% and 19.40%. For the period of January 1, 1995 (inception of the Value Equity Series) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Value Equity Series was 22.40% and 10.62%. For the period of October 2, 1995 (inception of the Strategic Equity Series) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Strategic Equity Series was 15.61% and 19.39%. For the period ended January 3, 1996 (inception for the Small Cap Series) to December 31, 1996, the total return (non-annualized) for the Small Cap Series was 20.10%

     The   Managed Global Series is a successor to the Managed  Global Account of
Separate   Account   D  of   Golden   American.   As of  September 3,  1996, the
investment-related assets of the Managed Global Account of Separate Account D were transferred to a newly created division of Separate Account B of Golden American. Simultaneously, Separate Account B exchanged the investment-related
assets for shares of the   Managed Global  Series,  a newly created Series of
the
Trust. The following information regarding average total return is restated from the Managed Global Account of Separate Account D. The total return figures reflect the deduction of certain expenses, including the management fees, custodian fees, fees of the Board of Governors of Separate Account D, and other expenses. For the period of October 21, 1992 (commencement of operations) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Managed Global Series was 2.70% and 12.27%, respectively.


     Performance information for a Series may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon High Yield Index, or other indices that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Series derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Series' investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Series (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Series, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Series is intended, based upon each Series' investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Series will not take into account charges and deductions against any Separate Accounts to which the Series shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by Golden American, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TAXATION

     The following discussion summarizes certain U.S. federal tax considerations incident to an investment in a Series.

     Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Series generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (to satisfy this requirement, it is intended that the Series investing in gold and other commodities will be managed so that the gross income derived from its investments in gold and other commodities and future contracts on gold and other commodities, when combined with any other gross income of the Series which is not derived from qualifying sources, will not exceed 10% of the Series' gross income during any fiscal year); (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures, and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Series' principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are (i) segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts or (ii) tax-exempt retirement trusts described in Code
Section 401(a). (For this purpose, any shares of a Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.

     Some of the Series may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Series held the PFIC stock. A Series itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to a Series' holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though a Series distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Series may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Series' PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Series level under the PFIC rules would be eliminated, but a Series could, in limited circumstances, incur nondeductible interest charges. A Series' intention to qualify annually as a regulated investment company may limit a Series' elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Series itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     Certain options, futures contracts, and forward contracts in which a Series may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain
Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Series of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

     A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series of the Trust accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

     To comply with regulations under Section 817(h) of the Code, each Series of the Trust generally will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For additional information on the application of the asset diversification requirements under Code Section 817(h), and the asset diversification requirements applicable to regulated investment companies, potential investors in the Market Manager Series should see "Federal Income Tax Status" in the Market Manager Series' Prospectus.

     Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers.

     In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. Among the areas in which Treasury has indicated informally that it is concerned that there may be too much contract owner control is where a mutual fund (or series) underlying a separate account invests solely in securities issued by companies in a specific industry.

     These future rules and regulations proscribing investment control may adversely affect the ability of certain Series of the Trust to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt.

     In the event that unfavorable rules, regulations or positions are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions. While a Series' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Series as necessary to prevent any such prospective rules, regulations and positions from causing the Variable Contract Owners to be considered the owners of the assets underlying the Separate Accounts.

     The requirements applicable to a Series' qualification as a regulated investment company and its compliance with the diversification test under Code
Section 817(h) may limit the extent to which a Series will be able to engage in transactions in options, futures contracts or forward contracts, investments in precious metals, and in short sales.

     Debt securities purchased by the Series (such as zero coupon bonds) may be treated for U.S. Federal income tax purposes as having original issue discount. Original issue discount is treated as interest for Federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by the Series, is treated for Federal income tax purposes as income earned by the Series, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Series each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     In addition, debt securities may be purchased by the Series at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Series purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Series elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. The Series may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Series makes the election to include market discount currently).

DISTRIBUTIONS

     Distributions of investment company taxable income (which includes among other items, interest, dividends, and net realized short-term capital gains in excess of net realized long-term capital losses) and of net realized capital gains, whether received in cash or additional shares are includable in the gross income of the shareholder. Distributions of investment company taxable income are treated as ordinary income for tax purposes. Net capital gains designated as capital gains dividends by a Series will, to the extent distributed, be treated as long-term capital gains regardless of the length of time a shareholder may have held the shares. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Series in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

OTHER TAXES

     Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction.

                                OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988 and currently consists of twenty-seven Series. The fifteen Series that are discussed in this Statement of Additional Information and accompanying prospectuses and a Series that is described in an additional prospectus and statement of additional information are operational. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Series will not alter the rights of the Trust's shareholders, the Separate Accounts. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Series of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Series.


     On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that change, the name of the Trust was The Specialty Managers Trust.

VOTING RIGHTS

     Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

CUSTODIAN AND OTHER SERVICE PROVIDERS

     The Custodian for the Series is Bankers Trust Company, 280 Park Avenue, New York, New York 10017. First Data Investors Services Group of First Data Corporation, One Exchange Place, 4th Floor, Boston, MA 02109, provides administrative and portfolio accounting services for all Series.

INDEPENDENT AUDITORS

     Ernst & Young, 200 Clarendon Street, Boston, MA 02116-5072, serves as independent auditors for the Trust.


COUNSEL

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, has passed upon certain legal matters in connection with the shares offered by the Trust and acts as outside counsel to the Trust.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Trust's audited financial statements dated as of December 31, 1996 for all Series except the Mid-Cap Growth Series, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1996.

APPENDIX 1:  DESCRIPTION OF BOND RATINGS



Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                    THE GCG TRUST

CROSS-REFERENCE SHEET

                                  THE FUND FOR LIFE

                                 PART A -- PROSPECTUS

    ITEM                                    HEADING
1.  Cover Page                              Cover Page
2.  Synopsis                                Prospectus Synopsis
3.  Condensed Financial Information         Financial Highlights
4.  General Description of Registrant       Investment Objectives and
                                            Policies; Risks and Other
                                            Considerations
5.  Management of the Fund                  Management of the Trust
5A. Management's Discussion of              See Annual Report to
    Fund Performance                        Contract owners
6.  Capital Stock and Other Securities      Dividends, Distributions and
                                            Taxes; Portfolio Transactions;
                                            Other Information
7.  Purchase of Securities                  Purchase of Shares;
    Being Offered                           Exchanges
8.  Redemption or Repurchase                Redemption of Shares
9.  Legal Proceedings                       Not Applicable


                    PART B -- STATEMENT OF ADDITIONAL INFORMATION

10. Cover Page                              Cover Page
11. Table of Contents                       Table of Contents
12. General Information and History         Management of the Trust
13. Investment Objectives and Policies      Investment Policies;
                                            Investment Restrictions
14. Management of the Registrant            Management of the Trust
15. Control Persons and Principal           The Management Agreement
    Holders of Securities
16. Investment Advisory and Other           Management of the Trust
17. Brokerage Allocation                    Distribution of Trust Shares
18. Capital Stock and Other Securities      Voting Rights
19. Purchase, Redemption and Pricing        Purchases and Redemptions
20. Tax Status                              Taxation
21. Underwriters                            Not Applicable
22. Calculation of Performance Data         Performance Information
23.      Financial Statements                    Not Applicable

                               THE FUND FOR LIFE

                            CROSS-REFERENCE SHEET

                                  Part A -- Prospectus

        Item                                   Heading
1.      Cover Page                             Cover Page
2.      Synopsis                               Prospectus Synopsis
3.      Condensed Financial Information        Financial Highlights
4.      General Description of Registrant      Investment Objectives and Policies;
                                               Investment Restrictions; Description of
                                               Securities and Investment Techniques
5.      Management of the Fund                 Management of the Trust
5A.     Management's Discussion of             See Annual Report to
        Fund Performance                       Contractowners
6.      Capital Stock and Other Securities     Other Information; Federal Income Tax
                                               Status; Portfolio Transactions;
                                               Dividends and Distributions
7.      Purchase of Securities                 Purchase of Shares;
        Being Offered                          Exchanges
8.      Redemption or Repurchase               Redemption of Shares
9.      Legal Proceedings                      Not Applicable

                      Part B -- Statement of Additional Information

10.     Cover Page                             Cover Page
11.     Table of Contents                      Table of Contents
12.     General Information and History        Management of the Trust
13.     Investment Objectives and Policies     Investment Techniques; Investment
                                               Restrictions
14.     Management of the Registrant           Management of the Trust
15.     Control Persons and Principal          Other Information
        Holders of Securities
16.     Investment Advisory and Other          Management of the Trust
        Services
17.     Brokerage Allocation                   Brokerage and Research Services
18.     Capital Stock and Other Securities     Voting Rights
19.     Purchase, Redemption and Pricing       Purchases and Redemptions
20.     Tax Status                             Taxation
21.     Underwriters                           Not Applicable
22.     Calculation of Performance Data        Performance Information
23.     Financial Statements                   Financial Statements

                            THE FUND FOR LIFE
                    1001 JEFFERSON STREET, SUITE 400
                       WILMINGTON, DELAWARE 19801
                             (800) 366-0066

      The Fund For Life (the "Fund") is a diversified portfolio ("Series") of an open-end management investment company, The GCG Trust (the "Trust"). The Fund's investment objective is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its objective by investing in shares of other management investment companies ("mutual funds") using an allocation strategy that emphasizes mutual funds that invest primarily in domestic equity securities (approximately 60%), while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities (approximately 10%), and allocating a portion of the Fund's assets to mutual funds that invest primarily in debt securities (approximately 30%). There can be no assurance that the Fund's investment objective will be achieved.

      The Trust has retained Directed Services, Inc. ("DSI") to provide investment advisory administrative services to the Fund. The Fund's policy of investing in shares of other investment companies involves certain expenses not normally attributable to a mutual fund that invests in other types of securities. See "Risks and Other Considerations."

     As of the date of this Prospectus, shares of the Fund are sold only to separate accounts of insurance companies (the "Separate Accounts") to serve as the investment medium for variable annuity contracts issued by the insurance companies.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information (the "SAI") dated May 1, 1997, containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Trust at the address and telephone number printed above.

                          ___________

      THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                            ___________

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
        SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES
           AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR
            ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION
                 TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                            TABLE OF CONTENTS



                                                        PAGE
                                                        ----
Prospectus Synopsis                                        1
Financial Highlights                                       1
Investment Objective and Policies                          2
Risks and Other Considerations                             7
Management of the Trust                                    8
Investment in the Trust                                   10
Dividends, Distributions, and Taxes                       12
Other Information                                         13
Appendix                                                 A-1


                           PROSPECTUS SYNOPSIS

      This Prospectus offers shares of The Fund For Life (the "Fund"), a portfolio ("Series") of The GCG Trust (the "Trust"). The Trust is an open-end management investment company organized as a Massachusetts business trust.

       The Fund's investment objective is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach.

      The Fund seeks to achieve this objective by investing in shares of other open-end management investment companies ("mutual funds") based on an investment program that emphasizes mutual funds that invest primarily in domestic equity securities (approximately 60%), while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities (approximately 10%), and allocating a portion of the Fund's assets to mutual funds that invest primarily in debt securities rated at least investment grade (approximately 30%). Under this asset allocation strategy, investments are allocated between two asset classes of mutual funds: generally 70% of the Fund's assets are composed of mutual funds investing primarily in equity securities (including a portion in equity securities of foreign issuers), and generally 30% of the Fund's assets are composed of mutual funds investing primarily in debt securities rated at least investment grade. This asset allocation strategy is based upon the Portfolio Manager's belief that an allocation of 70% of a portfolio's assets to common stocks and 30% to debt securities provides the majority of investment return that would otherwise be obtained by investing exclusively in common stocks, yet with significantly lower volatility. There can be no assurance that the Fund's investment objective will be attained.

       This policy of investing in other investment companies involves certain expenses not normally attributable to a mutual fund that invests in other types of securities. See "Management of the Trust - Expenses."

Shares of the Fund currently are offered only to separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for variable annuity contracts issued by Golden American (the "Variable Contracts"). However, shares of the Fund may be offered in the future to other separate accounts established by Golden American or other affiliated or unaffiliated insurance companies. See "Purchase of Shares." The Trust's shares will not be offered directly to the public.

FUND MANAGEMENT
       The Trust has retained Directed Services, Inc. ("DSI" or the "Manager") as Manager to manage the assets of the Fund and to act as Administrator to the Fund. The Trust pays DSI monthly fees for management and administrative services totalling on an annual basis 0.30% of the value of the average daily net assets of the Fund.

                          FINANCIAL HIGHLIGHTS


       The following table presents selected financial highlights with respect to the Fund for the years ended December 31, 1996, 1995 and 1994 and the period March 1, 1993 (commencement of operations) to December 31, 1993. Information in the table is derived from the Fund's financial statements that have been audited by Ernst & Young LLP. The condensed financial information below does not include deductions at the Separate Account level or contract specific deductions that may be incurred under a Variable Contract for which the Fund serves as an underlying investment vehicle. These charges would reduce the total return to any owner of a Variable Contract. The table should be read in conjunction with the Fund's financial statements, which are incorporated by reference in the Fund's Statement of Additional Information from the Fund's Annual Report dated December 31, 1996. The Fund's Annual Report, which contains further information about the Fund's performance, is available to Shareholders upon request and without charge.

                                 FOR THE      FOR THE     FOR THE    FOR THE
                                YEAR ENDED  YEAR ENDED  YEAR ENDED   PERIOD
                                 DECEMBER    DECEMBER    DECEMBER    MARCH 1,
                                 31, 1996    31, 1995    31, 1994    1993* TO
                                                                     DECEMBER
                                                                     31, 1993
                                ----------  ----------  ----------  ----------
PER SHARE OPERATING
 PERFORMANCE

NET ASSET VALUE,
 BEGINNING OF PERIOD            $    10.95  $     9.23  $    10.51  $    10.00
                                ----------  ----------  ----------  ----------

NET INVESTMENT INCOME
 (LOSS) #                              .01       (0.24)       0.44        0.33
NET GAIN ON INVESTMENTS
 - REALIZED AND UNREALIZED            0.88        1.98       (0.67)       0.51
                                ----------  ----------  ----------  ----------

TOTAL FROM INVESTMENT
 OPERATIONS                           0.89        1.74       (0.23)       0.84
                                ----------  ----------  ----------  ----------

LESS DISTRIBUTIONS

DISTRIBUTIONS FROM NET
 INVESTMENT INCOME                    0.00        0.02        0.44        0.33
DISTRIBUTIONS FROM NET
 REALIZED CAPITAL GAINS               4.23        0.00        0.61        0.00
                                ----------  ----------  ----------  ----------

TOTAL DISTRIBUTIONS                   4.23        0.02        1.05        0.33
                                ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF
 PERIOD                         $     7.61  $    10.95  $     9.23  $    10.51
                                ==========  ==========  ==========  ==========

TOTAL RETURN                        10.57%      18.79%     (2.15%)      8.42%**

RATIOS AND SUPPLEMENTAL DATA
TOTAL NET ASSETS, END OF
 PERIOD (000'S OMITTED              $  201      $  333      $1,346      $4,267

RATIO OF EXPENSES TO AVERAGE
 NET ASSETS                          2.56%       4.25%       1.84%      0.42%**
DECREASE REFLECTED IN ABOVE
 EXPENSE RATIO DUE TO
 WAIVERS AND/OR REIMBURSEMENTS       9.45%       0.68%         --       3.15%**

RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE
 NET ASSETS                          0.10%      (2.32%)      2.23%      4.89%**
PORTFOLIO TURNOVER RATE              6.87%       5.68%      13.06%     19.79%


*    Commencement of operations
**   Not annualized
# Per share data numbers have been calculated using the average share method

                     See notes to financial statements.
                                      10

                    INVESTMENT OBJECTIVE AND POLICIES

       The investment objective of The Fund For Life is to realize high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its objective by investing in shares of other open-end management investment companies ("mutual funds").

       The Fund's investment program emphasizes investment in mutual funds that invest primarily in domestic equity securities, while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities and a portion of the Fund's assets to mutual funds that invest primarily in debt securities rated at least investment grade. Generally, the Fund strives to maintain 70% of its assets invested in mutual funds emphasizing equity investments (including the equity securities of foreign issuers) and 30% of its assets invested in mutual funds emphasizing debt investments rated at least investment grade. The Fund will invest only in mutual funds that are not affiliated with the Fund or its Manager.

       Toward this end, the Fund allocates its assets among unaffiliated mutual funds that generally fall into three general classifications, as follows:

          1. EQUITY FUNDS. Approximately 60% of the Fund's assets will be invested in mutual funds that seek growth, growth and income, capital appreciation, or a similar objective or objectives, primarily through investment in domestic equity securities under normal circumstances. This may include underlying mutual funds generally classified as "growth," "growth and income," "equity income," "capital appreciation," "aggressive growth" and "small company growth" funds by fund rating services.

          2. INTERNATIONAL EQUITY FUNDS. Approximately 10% of the Fund's assets will be invested in mutual funds that seek growth, growth and income, capital appreciation, or a similar objective or objectives, primarily through investment in equity securities that may be from issuers domiciled or traded in countries outside of the United States. This may include funds generally classified as "global," "foreign," or "international" funds by fund rating services.

          3. INCOME FUNDS. Approximately 30% of the Fund's assets will be invested in mutual funds that seek as their objective income, growth, or total return primarily through investment in debt securities that are rated investment grade or better. This may include funds generally classified as "income," "fixed income," and "high-grade corporates" by fund rating services.

       The Fund's asset allocation strategy is based upon the Manager's belief that an allocation of 70% of a portfolio's assets to common stocks and 30% to debt securities provides the majority of investment return that would otherwise be obtained by investing exclusively in common stocks, yet with significantly lower volatility. The asset allocation strategy has also been designed to reflect the Manager's belief that with the increasing globalization of securities markets, investors should have some exposure to foreign stock markets.

       In managing the Fund's portfolio, the Manager will generally attempt to select mutual funds that have had the best performance within their classification, as measured over time periods deemed appropriate by the Manager. In most circumstances, the Manager will consider time periods equal to or exceeding ten years but in special situations may consider time periods of less than ten years or may consider performance over several time periods. The Manager may take into account any other factors that it deems appropriate including, among other things, an underlying mutual fund's investment adviser and the adviser's investment methodology or research capabilities; the underlying fund's portfolio; any sales load; and the expense level of an underlying fund. The Fund will not be managed to switch in and out of underlying mutual funds to attempt to obtain short-term gains. Once an underlying mutual fund is selected for investment, the Fund generally will attempt to maintain its investment in the mutual fund for at least one year from the time of the initial investment. Generally, the Fund's portfolio will be reconfigured at least once a year. However, if the Manager believes it appropriate, the Fund may redeem its investment in any mutual fund in which it invests at any time, or may maintain its investment in a mutual fund for longer than one year.

       The Fund will normally seek to maintain the allocation of its assets among the three classifications indicated above at approximately the percentages indicated above. However, the value of the shares of the underlying mutual funds may not generally move in the same direction or to the same extent, and, consequently, the relative percentages of the Fund's investment in the three classifications may vary. The Fund is not obligated to redeem shares of underlying mutual funds in order to reduce such discrepancies. However, the Fund will seek to reduce such variations by investing its available cash in mutual funds of the appropriate class, and the Fund will not invest in the shares of any mutual fund in one of the three classifications if, at the time of the investment, the percentage of the Fund's assets invested in such classification varies from the percentages indicated above by more than 10% of the Fund's assets.

      It is intended that the Fund will normally be invested in not less than 10 nor more than 15 mutual funds. In addition, the Fund may not purchase or otherwise acquire the securities of any investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates, including private discretionary investment advisory accounts managed by the Manager, if any, would own more than 3% of the total outstanding stock of that company.

       The Fund may invest in underlying mutual funds that are both diversified and non-diversified. A non-diversified mutual fund may invest more than 5% and up to 25% of its assets in the securities of one issuer. The Fund itself is classified as diversified under the Investment Company Act of 1940 (the "1940 Act").

       DESCRIPTIONS OF MUTUAL FUNDS. The mutual funds in the first two classifications indicated above, Equity Funds and International Equity Funds, will generally invest primarily in equity securities. Generally, such mutual funds may also invest in securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures, or warrants) which may or may not be considered "equity securities" depending on the policy of the underlying fund. Many of the mutual funds may also be permitted to invest a portion of their assets in debt securities, including securities issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities; corporate bonds; and money market instruments. Typically, mutual funds that invest primarily in equity securities are permitted to invest in other types of securities for temporary defensive purposes, which may include corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market securities, and repurchase agreements.

       The mutual funds in these two classifications may present certain risks. Any of these mutual funds may trade their portfolios actively (which results in higher brokerage commissions) and/or invest in companies whose securities may be subject to erratic market movements. These mutual funds also may invest up to 15% of their assets in restricted or illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes (i.e., leverage their portfolios), but any such fund that borrows for investment purposes must maintain asset coverage of at least 300% of the amount borrowed; write (sell) or purchase call or put options on securities or on stock indexes; concentrate more than 25% of their assets in one industry; and enter into futures contracts and options on futures contracts. Some of the risks associated with these investments are described in the Appendix to this Prospectus.

       The mutual funds in the International Equity Fund classification described above, which may primarily invest in equity securities of foreign issuers, may also invest in debt obligations of foreign governments, corporations, and international or supranational organizations (and their agencies or instrumentalities). In anticipation of foreign exchange requirements and to avoid losses due to adverse movements in foreign currency exchange rates, these funds also may enter into forward contracts to purchase and sell foreign currencies.

       The investments of these funds in foreign issuers may involve special risks in addition to those normally associated with investments in the securities of U.S. issuers. For example, there may be less publicly available information about foreign issuers than is available for U.S. issuers, and foreign auditing, accounting, and financial reporting practices may differ from U.S. practices. Also, foreign securities markets may be less active than U.S. markets, trading may be thin and consequently securities prices may be more volatile. Generally, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations, the repatriation of foreign capital, and changes in foreign governmental attitudes toward private investment, possibly leading to nationalization, increased taxation, or confiscation of underlying fund assets. Also, there is the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

      The mutual funds in the third classification, Income Funds, invest primarily in investment grade debt securities, which may include corporate bonds; securities issued, guaranteed, or insured by the U.S. Government or its agencies or instrumentalities; commercial paper; preferred stock; convertible preferred stock; or convertible debentures. These mutual funds also may lend their portfolio securities, sell securities short, borrow money for investment purposes (but any fund that borrows money for investment purposes must maintain asset coverage of at least 300% of the amount borrowed), write or purchase call or put options on securities or on stock indexes, and enter into futures contracts and options on futures contracts.

       The Fund will invest only in mutual funds in this classification that invest primarily in investment grade debt securities. Investment grade debt securities are considered to be those rated within one of the four highest quality grades assigned by Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or which are unrated but are deemed by an underlying fund's investment adviser to be of comparable quality. These include bonds rated AAA, AA, A, and BBB by S&P and bonds rated Aaa, Aa, A, and Baa by Moody's. Bonds rated BBB by S&P or Baa by Moody's normally indicate a greater degree of investment risk than bonds with higher ratings. The Fund will not invest in any underlying fund that invests more than 10% of its assets in debt securities rated lower than investment grade.

       OTHER FUND INVESTMENTS. The Fund intends to maintain its assets invested in mutual funds in accordance with the investment program described above. At times, for temporary purposes pending full investment of its assets or to meet anticipated redemptions, the Fund may invest in money market mutual funds or invest directly in (or enter into repurchase agreements with respect to) short-term debt securities, including U.S. Treasury bills and other short-term U.S. Government securities, commercial paper, certificates of deposit, time deposits, and bankers' acceptances. The Fund may not purchase shares of any investment company that is not registered with the Securities and Exchange Commission.

       The Fund will not employ a defensive strategy in response to market or financial conditions, but will attempt to remain as fully invested as practicable in the shares of mutual funds allocated as described above. However, the mutual funds themselves may adopt defensive strategies consistent with their own investment policies. This may result, for example, in the Fund holding underlying funds that, in turn, have committed significant assets to defensive investments so they are not primarily invested in equity or longer-term debt securities in which they would normally be invested.

       The Fund's investments other than mutual funds are more fully described as follows:

       U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

       U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

        BANK OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances, and fixed time
   deposits.   The  Fund  limits its investments in United  States  bank
   obligations to obligations of United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

       The Fund may not invest in fixed time deposits maturing in more than seven calendar days that are subject to withdrawal penalties. Investments in fixed time deposits maturing from two business days through seven calendar days that are subject to withdrawal penalties may not, along with other illiquid securities, exceed 15% of the value of the total assets of the Fund.

       COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions, as well as similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Fund must be, at the time of investment, (i) rated "P-1" by Moody's or "A-1" by S&P, (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by S&P or (iii) securities which, if not rated, are in the opinion of the Manager of an investment quality comparable to rated commercial paper in which the Fund may invest.

       CORPORATE DEBT SECURITIES. Fund investments in these securities are limited to non-convertible corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which have one year or less remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's.

       REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. The Fund may not enter into a repurchase agreement of greater than seven days maturity if, after such investment, the amount of the Fund's total assets in such agreements and other illiquid securities is greater than 15%. In the event of default by the seller under the repurchase agreement, the Fund may experience problems in exercising its rights to the underlying securities and may experience time delays and costs in connection with the disposition of such securities.

       BORROWING. The Fund may, for temporary or emergency purposes, such as to facilitate redemptions, borrow from a bank in an amount not in excess of 25% of the Fund's total assets, and the Fund may pledge a portion of its total assets to secure such borrowings.


                       RISKS AND OTHER CONSIDERATIONS

       Because a mutual fund invests in securities, any investment in a mutual fund involves risk, and, although the Fund invests in a number of mutual funds, this practice does not eliminate investment risk. Moreover, investing through the Fund in a portfolio of mutual funds involves certain additional expenses that would not be present in a direct investment in the underlying funds. See "Management of the Trust - Expenses." Further, the Manager has not had previous experience in investing the assets of an investment company in a portfolio of mutual funds.

       The Fund, together with any "affiliated persons" (as defined in the 1940 Act), may purchase only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when "affiliated persons" of the Fund hold shares of any of the underlying mutual funds, the Fund's ability to invest fully in shares of those mutual funds is restricted, and the Manager must then, in some instances, select alternative investments.

       The 1940 Act also provides that an underlying mutual fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the mutual fund's outstanding securities during any period of less than 30 days.
   Shares held by the Fund in excess of 1% of a mutual fund's outstanding securities therefore will be considered not readily marketable, and these securities together with other illiquid securities may not, at the time of investment in any such security, exceed 15% of the Fund's assets.

       Investment decisions by the investment advisers of the underlying mutual funds are made independently of the Fund and the Manager. Therefore, the investment adviser of one mutual fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

       Generally, the Fund will invest in underlying funds that can be acquired by paying little or no sales load or other transactional expenses. These include investments in "no-load" mutual funds or so called "low load" mutual funds, the latter of which generally charge a sales load no greater than 3% (or 3.09% of the net amount invested). However, the Fund may also purchase shares of mutual funds with sales loads higher than 3% when the Manager believes that the investment merit of such funds is sufficient to purchase the funds.

      Under the 1940 Act a mutual fund must sell, and therefore the Fund must buy, shares of underlying funds at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiation of sales charges. Therefore, the Fund currently is not able to negotiate the level of the sales charges at which it will purchase shares of load funds, which may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested). Nevertheless, whenever possible, the Fund will purchase such shares pursuant to (i) letters of intent, permitting it to obtain reduced sales charges by aggregating its intended purchases over time (generally thirteen months from the initial purchase under the letter); (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) the right to obtain reduced sales charges by aggregating its purchases of several funds within a "family" of mutual funds.

       The Fund may also acquire shares of mutual funds that pay certain distribution expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (under which the Distributor may receive distribution payments for its assistance in transaction execution), and shares of mutual funds that impose a contingent deferred sales charge. Under certain circumstances, a mutual fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by a mutual fund until the Manager determines that it is appropriate to dispose of such securities.

       The Fund may invest in shares of mutual funds that are both diversified and non-diversified under the 1940 Act. Non-diversified funds are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, and may be more susceptible to any single economic, political or regulatory occurrence.

                         MANAGEMENT OF THE TRUST


       The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Terry L. Kendall, J. Michael Earley, R. Barbara Gitenstein, Dr. Robert A. Grayson, Paul R. Schlaack, Stanley B. Seidler, Roger B. Vincent and Dr. M. Norvel Young. The Officers of the Trust are Terry L. Kendall, Barnet Chernow, Myles R. Tashman and Mary Bea Wilkinson. Additional information about the Trustees and Officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."


MANAGEMENT AND ADMINISTRATION

       Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager and Administrator to the Trust. The Trust pays DSI monthly fees for management and administrative services totalling on an annual basis 0.30% of the value of the average daily net assets of
   the  Fund.   DSI's address is 1001 Jefferson Street,  Wilmington,  DE
   19801. DSI is a New York corporation and is a wholly owned subsidiary of Equitable of Iowa. DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operating Series to, among other offerees, separate accounts of Golden American to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidiary of Equitable of Iowa. With assets of over $12.5 billion as of December 31, 1996, Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable Investment Services, Inc.,
   DSI nd Golden American Life Insurance Company.
   Prior to August 13, 1996, DSI was an indirect, wholly owned subsidiary of Bankers Trust Company.

      DSI performs the activities described above in this Prospectus and below under the caption "Distributor." Pursuant to a Management Agreement between the Trust and DSI, the Trust pays the Manager for management services a monthly fee at an annual rate of 0.10% of the average daily net assets of the Fund. For more information on the Management Agreement, see the Statement of Additional Information.

       Pursuant to the terms of an Administrative Services Agreement between the Trust and DSI, DSI provides administrative services necessary for the Trust's operation and furnishes or procures on behalf of the Trust and the Fund the services and information necessary to the proper conduct of the Fund's business. The Administrator also acts as liaison among the various service providers to the Fund, including the custodian, portfolio accounting agent, Manager, and the insurance company or companies to which the Fund's shares are offered. DSI is also responsible for ensuring that the Fund is operated in compliance with applicable legal requirements. Under the Administrative Services Agreement, the Trust pays DSI for administrative services a monthly fee at an annual rate of 0.20% of the average daily net assets of the Fund. For more information on the Administrative Services Agreement, see the Statement of Additional Information. DSI is currently providing (non-advisory) management and administrative services to the other operational series of the Trust.

DISTRIBUTOR
       DSI acts as distributor ("Distributor") of shares of the Fund, in addition to serving as Manager and Administrator to the Fund. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., and acts as Distributor without remuneration from the Trust.

CUSTODIAN
       The  Custodian for the Trust is Bankers Trust Company,  280  Park
   Avenue,  New  York,  NY   10017.  DSI provides  portfolio  accounting
   services for the Trust pursuant to a portfolio accounting agreement.

EXPENSES
       Investors in the Fund should recognize that an investment in the Fund will bear not only a proportionate share of the expenses of the Fund (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds. Shareholders also will bear their proportionate share of any sales charges incurred by the Fund related to the purchase of shares of the mutual funds. In addition, shareholders of the Fund may indirectly bear expenses paid by a mutual fund related to the distribution of its shares.

OTHER EXPENSES
       The Trust bears all costs of its operations other than expenses specifically borne by DSI pursuant to the Administrative Services Agreement or the Management Agreement. See "Management of the Trust" in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated among all the Series. The Trust will reimburse DSI for the Fund's organizational expenses that DSI advanced. The Fund's organizational expenses are amortized over a period not exceeding five years from March 1, 1993, the date of the Fund's commencement of operations.

PORTFOLIO TRANSACTIONS
       Pursuant to the Management Agreement, the Manager places orders for the purchase and sale of no-load mutual funds for the Fund's account directly with the mutual fund or its agent. Purchase and sale orders of load mutual funds may be placed with the Distributor, although other brokers or dealers may be selected at the discretion of the Manager. With respect to purchases of certain money market instruments, purchase orders may be placed directly with the issuer or its agent.

      The Distributor may also assist in the execution of Fund portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the mutual funds or their distributors in accordance with the distribution plans of those funds. In providing execution assistance, the Distributor receives orders from the Manager, places them with the mutual fund's distributor or other person, as appropriate, confirms the trade, price and number of shares purchased, assures prompt payment by the Fund and proper completion of the order.

      The Fund has no restrictions upon portfolio turnover, although its annual turnover rate is not expected to exceed 100%. A 100% annual portfolio turnover rate would be achieved if each security in the Fund's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. To the extent that the Fund purchases shares of load funds, a higher turnover rate would result in correspondingly higher sales loads paid by the Fund. There is no limit on the portfolio turnover rates of the mutual funds in which the Fund may invest.

                         INVESTMENT IN THE TRUST

DETERMINATION OF NET ASSET VALUE
         The net asset value per share of the Fund is calculated at or about 4:00 p.m. (New York City time), Monday through Friday, on each day that the New York Stock Exchange is open for trading, exclusive of federal holidays. Net asset value per share is calculated by dividing the aggregate value of the Fund's assets less all liabilities by the number of the Fund's outstanding shares.

       The assets of the Fund consist primarily of the mutual funds, which are valued at their respective net asset values under the 1940 Act. Each mutual fund is required to value securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

       Other assets of the Fund are valued at their current market value if market quotations are readily available and, if market quotations are not available, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

PURCHASE OF SHARES
       As of the date of this Prospectus, shares of the Fund may be offered only for purchase by separate accounts of Golden American to serve as an investment medium for variable annuity contracts issued by Golden American. In the future, shares of the Fund may be sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to different insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract owners arising from offering the Trust's shares to separate accounts of unaffiliated insurers or to separate accounts funding both life insurance policies and annuity contracts; however, in some circumstances, it is theoretically possible that the interests of owners of various contracts participating in the Trust might at some time be in conflict. If and when applicable, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners and, if and when applicable, between separate accounts of unaffiliated insurers. The Board of Trustees will determine what action, if any, should be taken in event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to redeem underlying mutual fund shares when disadvantageous to do so.

       Shares of the Fund are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust. The Fund reserves the right to cease offering its shares at any time.

REDEMPTION OF SHARES
       Shares  of  the  Fund  may  be  redeemed  on  any  business  day.
   Redemptions are effected at the net asset value per share next determined after receipt of the redemption request by an insurance company whose separate account invests in the Trust. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders.

       If  the  Board  of  Trustees should determine that  it  would  be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

       Because the underlying mutual funds may invest some or all of their assets in foreign securities primarily listed on foreign stock exchanges, there may be times when disposal of portfolio securities by or valuation of net assets of the underlying funds may not be reasonably practicable. Such a situation may affect the ability of the Fund to value its net assets and consequently may affect the ability of shareholders of the Fund to redeem their shares. In such a case, the Board of Trustees may take such action as it deems reasonably necessary for the protection of shareholders of the Fund, including seeking an order of the Securities and Exchange Commission suspending or postponing the right of shareholders of the Fund to redeem their shares.

                   DIVIDENDS, DISTRIBUTIONS, AND TAXES

       The Trust intends that the Fund continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its net investment income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses), the Fund generally will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code.

       Income  received  by  the  Fund from an  underlying  mutual  fund
   (including dividends and distributions of net short-term capital gains), as well as interest received on money market instruments and net short-term capital gains received by the Fund on the sale of mutual fund shares, will be distributed by the Fund and are includable in the gross income of the shareholder (the insurance company separate account) as ordinary income. The Fund is actively managed and may realize taxable capital gains by selling or redeeming shares of an underlying fund with unrealized portfolio appreciation. As a result, an investment in the Fund rather than a direct investment in an underlying fund may result in increased taxable income to the shareholders (the insurance company separate accounts) since the Fund must distribute gains in accordance with the rules in the Code. Note that the Fund's ability to dispose of shares of mutual funds held less than three months may be limited by requirements relating to the Fund's qualification as a regulated investment company for federal income tax purposes.

       Distributions of net capital gains designated as capital gain dividends received by the Fund from underlying funds, as well as net long-term capital gains realized by the Fund from the sale (or redemption) of mutual fund shares or other securities held by the Fund for more than one year, will be distributed by the Fund and (generally) will be includable in the gross income of shareholders (the insurance company separate accounts) as long-term capital gains (even if the shareholder had held the shares of the Fund for one year or less).

       For purposes of determining the character of income received by the Fund when an underlying fund distributes capital gains dividends to the Fund, the Fund must treat the distribution as a long-term capital gain, even if it has held shares of the mutual fund for one year or less. Any loss incurred by the Fund on the sale of that underlying fund's shares held for six months or less will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to such shares.

       Tax consequences to the Variable Contract owners are described in the prospectus for the pertinent Variable Contract.

       The Fund intends to declare as a dividend and to distribute net investment income quarterly. The Fund will distribute any net realized capital gains at least once annually. All distributions will be reinvested automatically at net asset value in additional shares of the Fund, unless a shareholder elects to receive distributions in cash. Dividends declared in October, November, or December to shareholders of record in such month and paid during the following January will be treated as having been distributed and received by shareholders on December 31.

       Regulations under Section 817(h) of the Code contain certain diversification requirements. Generally, under those regulations, the Fund will be required to diversify its investments so that, on the last day of each quarter of a calendar year, no more than 55% of the value of its assets will be represented by any one investment (such as a mutual fund), no more than 70% will be represented by any two investments, no more than 80% will be represented by any three investments, and no more than 90% will be represented by any four investments. For this purpose, all securities of a given issuer are treated as a single investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. In addition, any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. If the Fund fails to meet the diversification requirements under Code Section 817(h), income with respect to Variable Contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences also could ensue. If the Fund failed to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h).

       In connection with the issuance of the regulations governing diversification under Code Section 817(h), the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. These future rules and regulations proscribing investment control may adversely affect the ability of the Fund to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt, and there can be no certainty that the future rules and regulations will not be given retroactive application.

       In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Fund will not have to change its investment objectives, investment policies, or investment restrictions. While the Fund's investment objective is fundamental and may be changed only by a vote of majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the Variable Contract owners to be considered the owners of the Fund.

      See the SAI for additional information relating to taxation.

                            OTHER INFORMATION

CAPITALIZATION
         The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of fourteen portfolios that are operational, one of which is described in this prospectus. Ten other portfolios are offered by means of a separate prospectus.
   The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the Trust's Agreement and Declaration of Trust, shares of the Fund are fully paid, redeemable, freely transferable, and non-assessable by the Trust.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and should be considered remote.

VOTING RIGHTS
       Shareholders of the Trust are given certain voting rights. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

       Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Trust will request voting instructions from Variable Contract owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

PERFORMANCE INFORMATION
      The Trust may, from time to time, include quotations of the Fund's total return in advertisements or reports to shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Quotations of total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund). All total return figures will reflect the deduction of a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

      Quotations of total return for the Fund will not take into account charges or deductions against any Separate Account to which the Fund shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the Separate Account will take such charges into account. The Fund's total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the separate accounts or the Variable Contracts.

        Reports and promotional literature may also contain other information, including the effect of tax deferred compounding on the Fund's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.
       For a more detailed description of the methods used to calculate the Fund's yield and total return, see the SAI.

LEGAL COUNSEL
       Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, has passed upon certain securities matters in connection with the shares offered by this Prospectus, and also acts as outside counsel to the Trust.

INDEPENDENT AUDITORS

       Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072, serves as independent auditors of the Trust.


 FINANCIAL STATEMENTS

     The audited financial statements for the Fund dated as of December 31, 1996, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Fund's Annual Report dated as of December 31, 1996. Information in the financial statements has been audited by Ernst & Young LLP.

                                 APPENDIX


     DESCRIPTION OF VARIOUS SECURITIES INVESTED IN, AND INVESTMENT TECHNIQUES EMPLOYED BY, MUTUAL FUNDS IN WHICH THE FUND FOR LIFE MAY INVEST.

      ILLIQUID AND RESTRICTED SECURITIES. An underlying fund may invest not more than 15% of its total assets in securities for which there is no readily available market ("illiquid securities"), which would include securities that are illiquid because their disposition is subject to legal restrictions (so-called "restricted securities") and repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the underlying fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund's shares held by the Fund) could decline.

       FOREIGN SECURITIES. An underlying fund may invest up to 100% of its assets in securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S., and foreign auditing, accounting, and financial reporting requirements may not be comparable to those in the U.S. In addition, the value of the underlying fund's foreign securities may be adversely affected by fluctuations in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory or other taxation, exchange controls or other foreign governmental restrictions. Many foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

       The underlying funds will calculate generally their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New
   York Stock Exchange is closed). Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges which may trade on other days (such as Saturday). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Manager does not have access to the underlying funds and shareholders do not have access to the Fund.

       FOREIGN CURRENCY TRANSACTIONS. In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain which might result should the value of such currency increase during the contract period.
       INDUSTRY CONCENTRATION. An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund which invests in a broader range of securities.

       REPURCHASE AGREEMENTS. Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed-upon time and price. The Fund also may enter into repurchase agreements. These agreements are considered under the 1940 Act to be loans by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delays or difficulties in exercising its right to realize a gain upon the securities held as collateral and might incur a loss if the value of the securities should decline. For a more complete discussion of repurchase agreements, see "Investment Policies" in the SAI.

       LOANS OF PORTFOLIO SECURITIES. An underlying fund may lend its portfolio securities provided: (1) that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

       SHORT SALES. An underlying fund may sell securities short. The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

       OPTIONS. Certain underlying mutual funds may purchase and write call and put options on securities, securities indexes, and on foreign currencies. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a mutual fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a mutual fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market a fund may be unable to close out a position. If a mutual fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. An underlying mutual fund may invest in financial futures contracts such as interest rate futures contracts, stock index futures contracts, and others, and may purchase and write options on such futures contracts. Generally, transactions in futures contracts and options thereon by a mutual fund must constitute bona fide hedging or other permissible transactions under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a fund engaging in such transactions would not be a "commodity pool."

       There are several risks associated with the use of futures contracts. While a mutual fund's use of futures contracts for hedging may protect a fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a mutual fund and the hedging vehicle so that the fund's return might have been better had hedging not been attempted.

       There can be no assurance that a liquid market will exist at a time when a mutual fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the fund from liquidating an unfavorable position and the fund would remain obligated to meet margin requirements until the position is closed.

       LEVERAGE THROUGH BORROWING. An underlying fund may borrow a percentage of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

       WARRANTS. An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price and the right to purchase the underlying security.



     IN 2999 05/97

                       THE FUND FOR LIFE
                1001 JEFFERSON STREET, SUITE 400
                   WILMINGTON, DELAWARE 19801
                         (800) 366-0066

              STATEMENT OF ADDITIONAL INFORMATION

                          May 1, 1997


     This Statement of Additional Information describes The Fund For Life (the "Fund"), one of the Series of The GCG Trust (the "Trust"). The Trust is an open-end management investment company organized as a Massachusetts business trust. The Fund's Manager is Directed Services, Inc. ("DSI" or the "Manager").

     The Fund's investment objective is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its investment objective by investing in shares of other open-end investment companies--commonly called mutual funds.

     As of the date of this Statement of Additional Information, shares of the Fund are sold only to separate accounts of insurance companies to serve as the investment medium for variable annuity contracts issued by the insurance companies.

     This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus dated May 1, 1997, of The Fund For Life and has been filed with the Securities and Exchange Commission as part of the Trust's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Trust at the address and telephone number listed above.

Manager:

Directed Services, Inc.
(800) 447-3644

                       TABLE OF CONTENTS


                                                             Page

INTRODUCTION                                                    1

INVESTMENT POLICIES                                             1
          U.S. Government Securities                            1
          Banking Industry Obligations                          1
          Commercial Paper                                      2
          Corporate Debt Securities                             3
          Repurchase Agreements                                 4

INVESTMENT RESTRICTIONS                                         5

MANAGEMENT OF THE TRUST                                         7
          The Management Agreement                             10
          The Administrative Services Agreement                11
          Distribution of Trust Shares                         13
          Purchases and Redemptions                            13

PORTFOLIO TRANSACTIONS                                         14

NET ASSET VALUE                                                15

ADVERTISING                                                    16

TAXATION                                                       17
          Distributions                                        20
          Other Taxes                                          20

OTHER INFORMATION                                              20
          Capitalization                                       20
          Voting Rights                                        21
          Custodian                                            22
          Independent Auditors                                 22
          Counsel                                              22
          Registration Statement                               22

FINANCIAL STATEMENTS                                           22

Appendix A:  Description of Bond Ratings                      A-1

Appendix B:  Securities and Investment Techniques
                   of Underlying Mutual Funds                 B-1
                          INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Fund's securities and some investment techniques. Some of the Fund's investment techniques are described only in the Prospectus and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Prospectus.

                      INVESTMENT POLICIES

     Although the Fund invests primarily in the shares of other mutual funds, it is also authorized to invest for temporary purposes or as may be considered necessary to meet anticipated redemptions in a variety of short-term debt securities, including U.S. Government securities, commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements with respect to such securities. The following information supplements the discussion of the investment objective and policies of the Fund found under "Investment Objective and Policies" in the Prospectus.

U.S. Government Securities
--------------------------

     The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities which have remaining maturities not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Banking Industry Obligations
----------------------------

     The Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. The Fund will not invest in fixed-time deposits (i) which are not subject to prepayment; (ii) which mature in more than seven days that are subject to withdrawal penalties upon prepayment; or (iii) which mature from two business days through seven calendar days that provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 15% of its assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments;
(ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized;
(v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper
----------------

     The Fund may invest in commercial paper (including variable amount master demand notes), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. The Fund may invest in commercial paper (i) rated, at the date of investment, Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (ii) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P; or (iii) if not rated, is determined to be of an investment quality comparable to rated commercial paper in which the Fund may invest.

     Commercial paper obligations may include variable amount master demand notes. These notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; the Fund may invest in them only if the Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Fund may invest. Master demand notes are considered by the Fund to have a maturity of one day, unless the Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody's and S&P ratings applicable to commercial paper.

Corporate Debt Securities
-------------------------

     Fund investments in these securities are limited to non-convertible corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which have one year or less remaining to maturity and which are rated
"AA" or better by S&P or "Aa" or better by Moody's.

     The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by S&P. Debt obligations rated "Aa" or better by Moody's or "AA" or better by S&P are generally regarded as high-grade obligations and such ratings indicate that the ability to pay principal and interest is very strong.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

Repurchase Agreements
---------------------

     The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Fund may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Fund engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed 15% of the net assets of the Fund. If the seller should become bankrupt or default on its obligations to repurchase the securities, the Fund may experience delays or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. The Fund also might incur disposition costs in connection with liquidating the securities.


INVESTMENT RESTRICTIONS


     The investment restrictions set forth below, together with the Fund's investment objective and policies, are fundamental policies of the Fund and may not be changed by the Fund without the approval of a majority of the outstanding voting shares of the Fund. Under these restrictions, the Fund may not:

          (1) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry or the securities of issuers that are registered investment companies and that themselves invest more than 25% of their total assets in one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities or obligations issued by U.S. banks;

          (2) Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

          (3) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except that to the extent the Fund engages in transactions in options, futures, and options on futures, the Fund may make margin deposits in connection with those transactions and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and subject to the restrictions described in the Prospectus and in the Statement of Additional Information, purchase securities on margin;

          (4) Lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies:

                    (a)  invest in debt obligations, even though
          the purchase of such obligations may be deemed to be the making of loans;

                    (b)  enter into repurchase agreements; and

                    (c)  lend its portfolio securities in
          accordance with applicable guidelines established by the Board of Trustees;

          (5) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, or in connection with any repurchase agreement, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

          (6) Act as an underwriter of securities of other issuers, except when in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the federal securities laws; and

          (7) Borrow money or pledge, mortgage, or hypothecate its assets, except that the Fund may borrow from banks but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

          (1) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Manager are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

          (2) Purchase or sell commodities or commodities contracts; and

          (3) Invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities.


                    MANAGEMENT OF THE TRUST


     The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are Terry L. Kendall, J. Michael Earley, R. Barbara Gitenstein, Robert A. Grayson, Paul R. Schlaack, Stanley B. Seidler, M. Norvel Young, and Roger B. Vincent. The Executive Officers of the Trust are Terry L. Kendall, Barnett Chernow, Myles R. Tashman, and Mary Bea Wilkinson.

Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:

NAME AND ADDRESS         POSITION WITH THE TRUST  BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS
Terry L. Kendall*        Chairman of the Board    Director, and Chief Executive Officer,
Golden American Life     and President            American Life Insurance Company;
  Insurance Co.
1001 Jefferson Street                             Executive Vice President,
Wilmington, DE 19801                              Equitable of Iowa Companies; formerly, President
                                                  and Chief Executive Officer,  United Pacific
                                                  Life Insurance Company (1983-1993).  Age 50.

Barnett Chernow          Vice President
Golden American Life                              Executive Vice President, Golden American Life
  Insurance Co.                                   Insurance Company; Executive Vice President,
1001 Jefferson Street                             Directed Services, Inc.; Senior Vice President
Wilmington, DE 19801                              and Chief Financial Officer, Reliance Insurance
                                                  Company, August 1977 to July 1993.  Age 47.

J. Michael Earley        Trustee                  President, and Cheif Executive Officer, Bankers
665 Locust Street                                 Trust Company, Des Moines, Iowa since July 1992;
Des Moines, IA 50309                              President and Cheif Executive Officer, Mid-America
                                                  Savings Bank, Waterloo, Iowa from April, 1987 to
                                                  June, 1992. Age 51.

R. Barbara Gitenstein     Trustee                 Provost, Drake University since July 1992; Assistant
Provost Office                                    Provost, State University of New York from August,
202 Old Main                                      1991 to July, 1992; Associate Provost, State University
Drake Uniniversity                                of New York - Oswego from January, 1989 to August, 1991.
2507 University Avenue                            Age 49.
Des Moines, IA 50311-4505

Robert A. Grayson        Trustee                  Co-founder, Grayson Associates, Inc.; Adjunct
Grayson Associates                                Professor of Marketing, New York University
108 Loma Media Road                               School of Business Administration; former
Santa Barbara, CA                                 Director, The Golden Financial Group, Inc.;
  93103                                           former Senior Vice President, David &
                                                  Charles Advertising.  Age 69.

Myles R. Tashman         Secretary                Executive Vice President and Secretary, Golden
Golden American Life                              American Life Insurance Company; Executive
  Insurance Co.                                   Vice President, BT Variable, Inc.; Executive
1001 Jefferson Street                             Vice President and Secretary, Directed
Wilmington, DE 19801                              Services, Inc; Secretary of GCG Trust;
                                                  formerly, Senior Vice President and General
                                                  Counsel, United Pacific Life Insurance Company
                                                  (1986-1993).  Age 54.

Paul R. Schlaack         Trustee                  President, Chief Executive Officer and Director,
2000 Hub Tower                                    Equitable Investment Services, Inc. since 1984.
699 Walnut Street                                 Age 51.
Des Moines, IA 50309

Stanley B. Seidler       Trustee                  President, Iowa Periodicals, Inc. since 1990 and
P.O. Box 1297                                            President, Excell Marketing L.C. since 1994. Age 68.
3301 McKinley Avenue
Des Moines, IA 50321

M. Norvel Young          Trustee                  Chancellor Emeritus and Board of Regents,
Pepperdine University                             Pepperdine University; Director of Imperial
Malibu, CA  90263                                 Bancorp, Imperial Bank, Imperial Trust Co. and
                                                  20th Century Christian Publishing Company;
                                                  formerly:  Chancellor, Pepperdine
                                                  University, 1971 to 1984; President, Pepperdine
                                                  University, 1957 to 1971; Director, National
                                                  Conference of Christians and Jews, 1978 to
                                                  1982.  Age 81.

Mary Bea Wilkinson       Treasurer                Senior  Vice President and Treasurer,  Golden
Golden American Life                              American  Life Insurance Company;  Senior Vice
  Insurance Co.                                   President and Treasurer, BT Variable,  Inc.;
1001 Jefferson Street                             President and Treasurer, Directed Services,
Wilmington, DE 19801                              Inc.; Assistant Vice  President, CIGNA
                                                  Insurance   Companies,  August  1993  to
                                                  October  1993;  various  positions  with United
                                                  Pacific  Life Insurance  Company, January  1987
                                                  to  July 1993,  and was Vice  President and
                                                  Controller upon  leaving.  Age 40.

Roger B. Vincent         Trustee                  President, Springwell Corporation; Director,
230 Park Avenue                                   Petralone, Inc.; formerly, Managing Director,
New York, NY 10169                                Bankers Trust Company.  Age 51.


--------------------------
     *Mr. Kendall and Mr. Schlaack are an "interested persons" of the Trust
      (as that term is defined in the Investment Company Act of 1940) because of their affiliations with the Manager and/or its affiliated companies as shown above.

     As of March 31, 1997, none of the Trustees directly owns shares of the Series. In addition, as of March 31, 1997, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of each Series in the aggregate.

     Through December 31, 1996, Trustees other than those affiliated with the Manager or a Portfolio Manager ("Non-Affiliated Trustees") received a fee for each Board of Trustees meeting attended based on the level of the Trust's assets at the time of the meeting as follows: $2,000 per meeting for aggregate assets up to $500 million; $3,000 per meeting for aggregate assets in excess of $500 million and up to $1 billion; $4,000 per meeting for aggregate assets in excess of $1 billion and up to $2 billion; and $5,000 per meeting for aggregate assets in excess of $2 billion. Effective January 1, 1996, Non-Affiliated Trustees receive a flat fee of $6,000 for each Board of Trustees meeting attended. Trustees have been and will continue to be reimbursed for any expenses incurred in attending such meetings or otherwise in carrying out their responsibilities as Trustees of the Trust. During the fiscal year ended December 31, 1996, fees totaling $75,000 were paid by the Trust with each Trustee receiving $25,000 each. During the fiscal year ended December 31, 1995, fees totaling $54,000 were paid by the Trust or accrued to Messrs. Grayson ($18,000), Young ($18,000), and Vincent ($18,000). During the fiscal year ended December 31, 1995, Messrs. Grayson, Young, and Vincent earned total fees of $20,500, $20,500, and $20,500, respectfully, from the Trust and Separate Account D, another fund for which the Manager previously served as investment adviser. No officer or Trustee received any other compensation directly from the Trust.


     The table below lists each Variable Contract Owner who owns a Variable Contract that entitles the owner to give voting instructions with respect to 5% or more of the shares of the Series as of March 31, 1997. The address for each record owner is c/o Golden American Life Insurance Company, 1001 Jefferson Avenue, Wilmington, DE 19801.

             NAME                         SERIES               PERCENTAGE

David & Anita Swann
  Charitable Remainder Trust              Market Manager           12.5%
Darald Libby
  Charitable Remainder Unitrust           Market Manager           7.8%
George Berman
  Charitable Remainder Trust              Market Manager           7.0%
Sanford Lugar                             Market Manager           5.6%
C.P. Steinmetz                            Strategic Equity         5.2%

The Management Agreement
------------------------

     Subject to the supervision of the Trust's Board of Trustees, the Manager will provide a continuous investment program for the Fund's portfolio and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest in accordance with the Fund's investment objective or objectives, policies, and restrictions.

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities.

     The Management Agreement will continue in effect until February 1996, and from year to year thereafter provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Management Agreement, or interested persons of such party, at a meeting held on September 27, 1994. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Manager, on 60 days' written notice by either party to the Management Agreement and will terminate automatically if assigned.


     The Trust pays the Manager a monthly fee at an annual rate of 0.10% of the average daily net assets of the Fund. Gross fees paid to the Manager for the fiscal years ended December 31, 1996, 1995 and 1994 under the Management Agreement were $258, $830 and $2,601, respectively.

The Administrative Services Agreement
-------------------------------------

     Directed Services, Inc. ("Administrator") serves as
Administrator to the Fund pursuant to an Administrative Services
Agreement between the Administrator and the Trust. Its address is 1001 Jefferson Street, Suite 400, Wilmington, DE 19801. DSI also serves as Manager to the Fund.

     Pursuant to the Administrative Services Agreement, the Administrator, subject to the direction of the Board of Trustees, is responsible for providing all supervisory and management services reasonably necessary for the operation of the Trust and the Fund other than the services performed by the Manager. These services shall include, but are not limited to, (i) coordinating all matters relating to the functions of the Fund's Manager, Custodian, Dividend Disbursing Agent, and Recordkeeping Agent (including pricing and valuation of the Fund's portfolio), accountants, attorneys, and other parties performing services or operational functions for the Trust, (ii) providing the Trust and the Fund, at the Administrator's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws as well as other applicable laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by the Manager or third parties approved by the Trust of such books and records of the Trust and the Fund as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties approved by the Trust of all federal, state, and local tax returns and reports of the Trust required by applicable law; (v) preparing and, after approval by the Trust, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Trust as required by applicable law; (vi) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (vii) taking such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law, including without limitation the rules and regulations of the Securities and Exchange Commission and other regulatory agencies; and (viii) providing the Trust, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the Administrative Services Agreement. Other responsibilities of the Administrator are described in the Prospectus.

     The Administrator shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the supervision and administration of the Fund. The Trust pays the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average daily assets. Gross fees paid the Administrator under the Administrative Services Agreement for the fiscal years ended December 31, 1996, 1995 and 1994 were $518, $1,660 and $5,201, respectively.


     The Trust bears all of its costs of operation other than those specifically borne by the Administrator or the Manager.
The Fund's costs include any direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of the Trust's attorneys and auditors, taxes and governmental fees, cost of share certificates and other expenses of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, fees and expenses of data processing, recordkeeping and financial accounting services rendered to the Trust, expenses of printing and filing reports and other documents with governmental agencies, expenses of typesetting, printing and distributing Prospectuses to the existing shareholders, expenses of annual and special shareholders' meetings, charges of custodians, fees and expenses of Trustees of the Trust who are not officers or employees to the Manager or its affiliates, membership dues in the Investment Company Institute or other industry associations, insurance premiums and extraordinary expenses such as litigation expense and the expense of compliance with any governmental tax withholding requirements.

     Certain of the expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and any states where registered, and the public offering of its shares were advanced on behalf of the Trust by the Manager. These organizational expenses are deferred and amortized by the Fund over a period not exceeding 60 months from the date of the Fund's commencement of operations.

Distribution of Trust Shares
----------------------------

     Directed Services, Inc. (the "Distributor") serves as the Trust's Distributor pursuant to a Distribution Agreement with the Trust. The Distributor is not obligated to sell a specific amount of Trust shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.

Purchases and Redemptions
-------------------------

     For information on purchase and redemption of shares, see "Purchase of Shares" and "Redemption of Shares" in the Fund's Prospectus. The Trust may suspend the right of redemption of shares of the Fund and may postpone payment beyond seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                     PORTFOLIO TRANSACTIONS


     As part of its obligations under the Management Agreement, the Manager places all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. With respect to orders for the purchase and sale of no-load mutual funds, the Manager places orders directly with the mutual fund or its agent. With respect to purchases of certain money market instruments, purchase orders are placed directly with the issuer or its agent. Purchases of load fund shares may be effected by the Manager itself, which is a registered broker-dealer, although other brokers or dealers may be selected at the discretion of the Manager.

     When appropriate, the Fund may arrange to be included within a class of investors entitled to a reduced sales charge on load fund shares and may purchase load fund shares under letters of intent, rights of accumulation and cumulative purchase privileges, which permit it to obtain reduced sales charges for larger purchases of shares. Therefore, in a majority of cases, the sales charges paid by the Fund on a load fund purchase do not exceed 1% of the public offering price.

     Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales charges. Therefore, the Fund currently is not able to negotiate the level of the sales charges at which it purchases shares of load funds, which may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested). Nevertheless, certain factors tend to keep the Fund's portfolio transaction costs as low as possible, including: (1) the Fund, to the extent feasible, purchases shares of no-load funds which can be acquired without incurring a sales charge or utilizing a broker to effect the transaction; (2) the Fund, to the extent feasible, takes advantage of exchange or conversion privileges offered by many "families" of mutual funds; and (3) insofar as the Fund invests in U.S. Government and other money market securities, the transaction costs should be minimal.

     With respect to all non-mutual fund securities, in executing transactions, the Manager attempts to obtain the best execution for the Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

     The Manager may in the future provide advisory services to clients other than the Fund. A particular security may be bought or sold by the Manager for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Two or more clients of the Manager also may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Manager, and the results of such allocations, are subject to periodic review by the Trust's Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

                        NET ASSET VALUE


     As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 P.M., New York City time, on each day the New York Stock Exchange is open for trading, exclusive of federal holidays.


                          ADVERTISING


     The Trust may, from time to time, include the total return of the Fund in advertisements or sales literature. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares.


     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. For the fiscal year ended December 31, 1996 and the period from the commencement of operations of the Fund on March 1, 1993 to December 31, 1996, the total return of the Fund was 10.57% and 9.03%, respectively.


     Performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders to:
(i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon High Yield Index, or other indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Quotations of total return for the Fund will not take into account charges and deductions against any separate accounts to which the Fund shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by Golden American Life Insurance Company, although comparable performance information for the separate account will take such charges into account. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Advertisements may include discussion of the underlying mutual funds held by the Fund.


                            TAXATION


     The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

     The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal
Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, the Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures, or forward contracts (other than those on foreign currencies), or (c) foreign currencies (including options, futures, or forward contracts on such currencies) not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S.

Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (iv) distribute at least 90% of its net investment income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the net short-term capital losses) that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains.

     In general, amounts not distributed by a regulated investment company on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) of the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund will not be subject to the excise tax on undistributed amounts for any calendar year if at all times during the calendar year the shareholders of the Fund consist only of segregated asset accounts of life insurance companies established in connection with variable contracts, as defined in the Code. (For this purpose, any shares of the Fund attributable to an investment in the Fund not exceeding $250,000 made in connection with the organization of the Fund shall not be taken into account.) In the event the Fund fails to meet this exception, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (the insurance company separate accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If the Fund invests in shares of an investment company organized abroad, the Fund may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or on the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains.

     To comply with regulations under Section 817(h) of the Code, the Fund generally will be required to diversify its investments following the first anniversary of the beginning of its operations. Generally, pursuant to Section 817(h), the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.

     In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The insurance company to which the Fund offers its shares (the "Company") has advised the Trust that it believes that, for federal income tax purposes, the Fund will be the owner of the shares of the mutual funds and any income therefrom, and the separate accounts of the Company will be the owners of the Shares of the Fund and any income therefrom. Although it is not known what standards will be incorporated in future regulations or other pronouncements, the Treasury staff has indicated informally that it is concerned that there may be too much contract owner control where a mutual fund (or series) underlying a separate account invests solely in securities issued by companies in a specific industry. Similarly, the ability of a contract owner to select a fund representing a specific economic risk or to direct (without restriction) the issuer of a variable contract at any time to invest in the Fund or other investments may also be proscribed. The belief of the Company with respect to the ownership by the Fund of the mutual fund shares and the income therefrom, and by the separate accounts of the Shares of the Fund and the income therefrom, is based upon published Internal Revenue Service rulings and the Company's understanding of the current Internal Revenue Service policy.

     In connection with the issuance of the temporary diversification regulations in 1986, the Treasury announced that such regulations did not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account without being considered the owners of the assets of the account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. These future rules and regulations proscribing investment control may adversely affect the ability of the Fund to operate as described in the Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Fund will not have to change its investment objective or objectives, investment policies, or investment restrictions. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the Variable Contract owners to be considered the owners of the assets underlying the Separate Accounts.

Distributions
-------------

     Distributions of net investment income by the Fund are taxable to shareholders (the insurance company separate accounts) as ordinary income. Net capital gains will be treated, to the extent distributed and designated as capital gains dividends, as long-term capital gains in the hands of the shareholders.

Other Taxes
-----------

     Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                       OTHER INFORMATION


Capitalization
--------------

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust currently consists of fourteen operational Series, one of which is discussed in this Statement of Additional Information. The Board of Trustees may establish additional Series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Series will not alter the rights of the Trust's shareholders, the Separate Accounts. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Series of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that portfolio.

     Expenses incurred by the Fund in connection with its organization and the public offering of its shares aggregated approximately $51,850.03. These costs have been deferred and are being amortized over a period not exceeding five years from the Fund's commencement of operations.

     On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that change, the name of the Trust was The Specialty Managers Trust, and prior to July 17, 1989, the name of the Trust was Western Capital Specialty Managers Trust.

Voting Rights
-------------

     Shareholders of the Trust are given certain voting rights.
Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes of electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. It is not anticipated that the Trust will hold meetings of the shareholders of the Fund unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

Custodian
---------

     The Custodian for the Trust is Bankers Trust Company, 280
Park Avenue, New York, NY 10017. DSI provides portfolio accounting services for the Trust pursuant to a Portfolio
Accounting Agreement.

Independent Auditors
--------------------


     Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072, serves as independent auditors for the Trust.

Counsel
-------

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington,
D.C. 20005, has passed upon certain securities matters in connection with the shares offered by the Trust and acts as outside counsel to the Trust.

Registration Statement
----------------------

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

     The audited financial statements for the Fund dated as of December 31, 1996, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Fund's Annual Report dated as of December 31, 1996.

            APPENDIX A:  DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from the Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

       APPENDIX B:  SECURITIES AND INVESTMENT TECHNIQUES
                   OF UNDERLYING MUTUAL FUNDS


     FOREIGN CURRENCY TRANSACTIONS. An underlying fund may enter into forward contracts in connection with its portfolio transactions in securities traded in a foreign currency. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

     Under the Internal Revenue Code (the "Code"), gains or losses attributable to fluctuations in exchange rates which occur between the time an underlying fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of an underlying fund's investment company taxable income to be distributed to the Fund as ordinary income. This, in turn, will affect the amount of investment company taxable income of the Fund. See "Dividends, Distributions, and Taxes" in the Fund's Prospectus.

     MASTER DEMAND NOTES.   Although the Fund itself will not do
so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

     SHORT SALES. An underlying fund may sell securities short. In a short sale, the fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund also may have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The underlying fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

     A short sale is "against the box" if at all times when the short position is open the fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

     OPTIONS ACTIVITIES. An underlying fund may write (i.e., sell) listed call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     An underlying fund may purchase a call on securities only to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

     An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When an underlying fund writes a put, it must "cover" the put by either maintaining cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian or by holding a put on the same security and in the same principal amount as the put written when the exercise price of the put held is equal to or greater than the exercise price of the put written. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio.
If any put is not exercised or sold, it will become worthless on its expiration date.

     An underlying fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

     The underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities, to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     FUTURES CONTRACTS. An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

     A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes. Also, the successful use of futures depends upon the underlying fund investment advisor's ability to predict correctly movements in the direction of the market.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions, although speculators generally serve an important function by bringing liquidity to the futures markets. When purchasing a futures contract, a fund must deposit in a segregated account cash or high quality debt instruments equal in value to the current value of the underlying instruments less the margin deposit.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     OPTIONS ON FUTURES CONTRACTS. An underlying fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

                                PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a)  Financial Statements

              (1) Part A for The GCG Trust (Multiple  Allocation  Series,  Fully
                  Managed  Series,   Limited   Maturity  Bond  Series, Hard
                      Assets Series,  Real  Estate  Series,  All-Growth  Series,
                  Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series,
                  Small Cap Series,    Managed Global  Series,  and Liquid
                      Asset Series):

                  Financial  Highlights
                  (Not applicable for the Mid-Cap Growth Series, which had not commenced operations as of December 31, 1996)

                  Part A for Market Manager Series:

                       Financial Highlights

                  Part B for The GCG Trust (Multiple  Allocation  Series,  Fully
                  Managed  Series,   Limited   Maturity  Bond  Series,   Hard
                  Assets Series, Real Estate Series, All-Growth Series, Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, Managed Global Series, Liquid Asset Series, and Market Manager Series): The audited financial statements (for all series except the Mid-Cap Growth Series) dated as of December 31, 1996 are  incorporated
                  by reference from the Trust's Annual Report dated as of December 31, 1996.(2)

                       Statements of Assets and Liabilities
                       Statements of Operations
                       Statements of Changes in Net Assets
                       Portfolio of Investments
                       Notes to Financial Statements
                       Report of Ernst & Young LLP, Independent Auditors

              (2) Part A for The Fund For Life Series of The GCG Trust:

                       Financial Highlights

                  Part B for The Fund For Life Series of The GCG Trust: The audited financial statements dated as of December 31, 1996 are incorporated by reference from The Fund For Life's Annual Report dated as of December 31, 1996.

                       Statement of Net Assets
                       Statement of Operations
                       Statement of Changes in Net Assets
                            Portfolio of Investments
                       Notes to Financial Statements
                       Report of Ernst & Young LLP, Independent Auditors

         (b) Exhibits (the number of each exhibit relates to the exhibit designation in Form N-1A):

               (1) (a) Amended and Restated Agreement and Declaration of
                       Trust (1)
                   (b) Amendment to the Restated Agreement and Declaration of
                       Trust (adding the Managed Global Series) (3)

               (2)    By-laws (4)

               (3)    Not Applicable

        (4)    Not Applicable

        (5)  (a) (i) Form of  Management  Agreement  (on  behalf of all Series except The Fund For Life and the Mid-Cap Growth Series(3)
                (ii) Form of Management Agreement (for The Fund For Life)(6)
               (iii) Amendment to Management Agreement (for the Mid-Cap Growth
                     Series)

             (b)     Portfolio Management Agreements
                 (i) Form of  Portfolio  Management  Agreement  with Van Eck
                         Associates Corporation (3)
                (ii) Form of  Portfolio  Management  Agreement  with T. Rowe
                         Price Associates, Inc. (3)
               (iii) Form  of  Portfolio  Management  Agreement  with  Zweig
                         Advisors Inc. (3)
                (iv) Form of Portfolio  Management Agreement with Chancellor
                         Trust Company (3)
                 (v) Portfolio  Management  Agreement  with Putnam
                              Investment Management, Inc.
                (vi) Form of  Portfolio  Management  Agreement  with  Kayne,
                         Anderson Investment Management, L.P. (3)
               (vii) Portfolio  Management  Agreement  with Pilgrim
                         Baxter & Associates, Ltd.
              (viii) Form of  Portfolio  Management  Agreement  with Eagle
                         Asset Management, Inc. (3)
                (ix) Form of  Portfolio  Management  Agreement  with  E.I.I.
                         Realty Securities, Inc. (3)
                (x)  Form of Portfolio  Management Agreement with Fred Alger
                         Management, Inc. (3)
               (xi)  Form of Portfolio  Management  Agreement with Equitable
                         Investment Services, Inc.

          (c)  Form of Administrative Services Agreement for The Fund For
               Life (6)

          (d) Administration and Fund Accounting Agreement among the Trust, Directed Services, Inc., and The Shareholder Services Group, Inc. (7)

      (6)    Distribution Agreement (3)

      (7)    Not Applicable

      (8)    (a)    (i) Custodian Agreement (8)
                   (ii) Form of Addendum to Custodian Agreement (9)
                  (iii) Form of Addendum  to  Custodian  Agreement  (adding the
                         Market Manager Series and Value Equity Series) (10)
                   (iv) Form of Addendum to the Custodian Agreement (adding the
                         Strategic Equity Series) (11)
                    (v) Form of Addendum to the Custodian Agreement (adding the
                         Small Cap Series) (12)
                   (vi) Form of Addendum  to the  Custodian  Agreement (adding
                         Managed Global Series) (3)
                  (vii) Form of Addendum  to the  Custodian  Agreement (adding
                         Mid-Cap Growth Series)
     (9)    (a)     (i) Transfer Agency and Service Agreement (13)
                   (ii) Form of  Addendum  to the  Transfer  Agency and Service
                         Agreement for The Fund For Life, Zero Target 2002 Series, and Capital Appreciation Series (6)

     (b)  (i) Form of Organizational Agreement for Golden American Life
                             Insurance Company (13)
         (ii) Assignment Agreement for Organizational Agreement (14)
        (iii) Form of Organizational Agreement for The Mutual Benefit Life Insurance Company (14)
         (iv) Assignment Agreement for Organizational Agreement (14)
          (v) Form of Addendum to Organizational Agreement (adding Market Manager Series and Value Equity Series) (10)
          (vi) Form of Addendum to the Organizational Agreement (adding the Strategic Equity Series) (11)
          (vii)Form of Addendum to the Organizational Agreement (adding the Small Cap Series) (12)
          (viii) Form of Addendum to the Organizational Agreement (adding Managed Global Series) (3)
            (ix) Form  of  Addendum  to  the  Organizational  Agreement  (adding
               Mid-Cap Growth Series)

    (c)   (i) Form of Settlement  Agreement  for Golden  American Life
                 Insurance Company (13)
         (ii) Assignment Agreement for Settlement Agreement (14)
        (iii) Form of Settlement Agreement for The Mutual Benefit Life Insurance Company (14)
         (iv) Form of Assignment Agreement for Settlement Agreement (14)

               (d)    Indemnification Agreement (14)

          (e)    (i) Form of Expense Reimbursement Agreement (14)
                (ii) Amendment No. 1 to the Expense Reimbursement Agreement (8)
               (iii) Amendment No. 2 to the Expense Reimbursement Agreement (8)
                (iv) Amendment No. 3 to the Expense Reimbursement Agreement (8)
                 (v) Amendment No. 4 to the Expense Reimbursement Agreement (8)

        (10)   Opinion and Consent of Counsel (13)

        (11)   Consent of Ernst & Young LLP, independent auditors
        (12)   Not Applicable

        (13)   (a)   Initial Capital Agreement (13)
               (b)   Form of Initial Capital Agreement for The Fund For Life (8)

        (14)   Not Applicable

        (15)   Not Applicable

     (16) Schedule showing computation of performance quotations provided in response to Item 22 (unaudited) (15)

     (17)   Financial Data Schedules

     (18)   Secretary's Certificate pursuant to Rule 483(b) (10)

     (19)   Powers of Attorney

-----------------------

   (1) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 2, 1996, File No. 33-23512.

   (2)

   (3) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

   (4) Incorporated by reference to the original Registration Statement on Form N-1A of Western Capital Specialty Managers Trust as filed on August 4, 1988, File No. 33-23512.

   (5)

   (6) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Specialty Managers Trust as filed on December 4, 1991, File No. 33- 23512.

   (7) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 28, 1995, File No. 33-23512.

   (8) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1993, File No. 33-23512.

   (9) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The GCG Trust as filed on August 2, 1993, File No. 33-23512.

   (10) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of The GCG Trust as filed on October 17, 1994, File No. 33-23512.

   (11) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 26, 1995, File No. 33- 23512.

   (12) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.

   (13) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Western Capital Specialty Managers Trust as filed on November 23, 1988, File No. 33-23512.

   (14) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of The Specialty Managers Trust as filed on April 23, 1991, File No. 33- 23512.

   (15) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of The GCG Trust as filed on March 2, 1995, File No. 33-23512.


Item 25.       Persons Controlled by or Under Control with Registrant.

        As of the date of this Post-Effective Amendment, a separate account of The Mutual Benefit Life Insurance Company ("MBL"), separate accounts of Hartford Life Insurance Company, separate accounts of Security Equity Life Insurance Company, and Golden American Life Insurance Company and its separate accounts own all of the outstanding shares of Registrant.

        MBL, Hartford Life Insurance Company, Security Equity Life Insurance Company, and Golden American Life Insurance Company are required to vote fund shares in accordance with instructions received from owners of variable life insurance and annuity contracts funded by separate accounts of that company.

Item 26.       Number of Holders of Securities.

        As of the date of this Registration Statement, there are 9 shareholders of record of Registrant's shares.

Item 27.       Indemnification.

        Reference  is  made  to  Article  V,  Section  5.4 of  the  Registrant's
        Agreement and Declaration of Trust, which is incorporated by reference herein.

        Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By- laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.       Business and Other Connections of Investment Adviser.

                                 Directed Services, Inc.

        The Manager of all Series of the Trust is Directed Services, Inc. ("DSI") The directors and officers of the Manager have, during the past two fiscal years, had substantial affiliations with BT Variable, Inc. ("BT Variable"), and Golden American Life Insurance Company
("Golden American") and Equitable of Iowa Companies ("EIC") and its affiliates. Unless otherwise stated all officers of DSI have a principal business address of 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801. Except for Mr, Kendall all directors of DSI are employees of either EIC or one of its affiliates and serve as directors of each of EIC's subsidiaries. In addition to DSI, BT Variable and Golden American, EIC's subsidiaries are Equitable
Life Insurance Company of Iowa ("Equitable Life"), Equitable American Insurance Company ("Equitable American") USG Annuity & Life Company ("USG"), Locust Street Securities, Inc.,and Equitable Investment Services, Inc. ("EISI").
EIC's principal business address 604 Locust Street, Des Moines, Iowa  50306.


Name                          Position With Adviser              Other Affiliations

Fred S. Hubbell               Director                           Chairman, President and Chief Executive Officer of
                                                                 EIC, Equitable American, Equitable Life and USG;
                                                                 and Chairman of EISI

Lawrence V. Durland, Jr.      Director                           Senior Vice President of EIC, Equitable American,
                                                                 Equitable Life

Paul E. Larson                Director                           Executive Vice President, Treasurer and Chief
                                                                 Financial Officer of EIC, Equitable American and
                                                                 USG; and, Executive Vice President and Chief
                                                                 Financial Officer of Equitable Life

Thomas L. May                 Director                           Senior Vice President of Marketing for Equitable
                                                                 Life and USG

John A. Merriman              Director                           Secretary and General Counsel of EIC, Equitable
                                                                 American, Equitable Life and USG

Beth B. Neppl                 Director                           Vice President of Human Resources of EIC

Paul R. Schlaack              Director                           President and Chief Executive Officer of EISI



Terry L. Kendall              Chief Executive Officer and        Director, and Chief Executive Officer,
                              Director                           Golden American Life Insurance Company;
                                                                 President, Director, and Chief Executive
                                                                 Officer, BT Variable, Inc., 1993 to present;
                                                                 Executive Vice President, Equitable of Iowa
                                                                 Companies since August, 1996; President and
                                                                 Chief Executive Officer, United Pacific Life
                                                                 Insurance Company, 1983 to 1993.

Edward Wilson                 President                          Executive Vice President,  Golden American Life Insurance Company;
                                                                 and Executive Vice President, First Golden American Life Insurance
                                                                                 Company of New York.

Barnett Chernow               Executive Vice President           Executive Vice President,  Golden American Life Insurance Company;
                                                                 Executive Vice President,  EIC
                                                                 Variable,    Inc.;    Senior   Vice
                                                                 President   and   Chief   Financial
                                                                 Officer,     Reliance     Insurance
                                                                 Company, August 1977- July 1993.


Myles R. Tashman              Executive Vice President,          Executive Vice President, General Counsel, and
                              Secretary and General              Secretary,and Golden American Life Insurance
                              Counsel                            Company,   Inc.;  formerly
                                                                 Senior Vice    President    and    General
                                                                 Counsel,    United   Pacific   Life
                                                                 Insurance Company.


                                   Zweig Advisors Inc.

For information regarding Zweig Advisors Inc., reference is made to Form ADV of Zweig Advisors Inc., SEC File No. 801-27366, which is incorporated by reference.

                             T. Rowe Price Associates, Inc.

For information regarding T. Rowe Price Associates, Inc., reference is made to Form ADV of T. Rowe Price Associates, Inc., SEC File No. 801-00856, which is incorporated by reference.

                             Van Eck Associates Corporation

For information regarding Van Eck Associates  Corporation,  reference is made to
Item 28 on Form N-1A for Van Eck Funds, Registration No. 2-97596, which is incorporated by reference.

                            Pilgrim Baxter Associates, Ltd.

For information regarding Pilgrim Baxter Associates, Ltd.., reference is made to Form ADV of Pilgrim Baxter Associates, Ltd., SEC File No. 801-48872, which is incorporated by reference.

                       Kayne, Anderson Investment Management, L.P.

For information regarding Kayne, Anderson Investment Management, L.P, reference is made to Form ADV of Kayne, Anderson Investment Management, L.P., SEC File No. 801-24241, which is incorporated by reference.

                              Eagle Asset Management, Inc.

For information regarding Eagle Asset Management, Inc., reference is made to Form ADV of Eagle Asset Management, Inc., SEC File No. 801-21343, which is incorporated by reference.

                             E.I.I. Realty Securities, Inc.

For information regarding E.I.I. Realty Securities, Inc., reference is made to Form ADV of E.I.I. Realty Securities, Inc., SEC File No. 801-44099, which is incorporated herein by reference.

                               Fred Alger Management, Inc.

For information regarding Fred Alger Management, Inc., reference is made to Form ADV of Fred Alger Management, Inc., SEC File No. 801-6709, which is incorporated by reference.

                                Chancellor Trust Company

For information regarding Chancellor Trust Company, Inc. ("CTC"), reference is made to Form ADV of Chancellor Capital Management, Inc. ("CCM"), the direct parent of CTC, SEC File No. 801-9087, which is incorporated by reference. Officers and directors of CCM have the same titles and responsibilities in CTC.

                                  Putnam Investment Managment, Inc.

For information regarding Putnam Investment Managment, Inc., reference is made to Form ADV of Putnam Investment Managment, Inc., SEC File No. 801-7974, which is incorporated by reference.

                                Equitable Investment Services, Inc.

For information regarding Equitable Investment Services, Inc., reference is made to Form ADV of Equitable Investment Services, Inc., SEC File No.801-46909, which is incorporated by reference.

Item 29.       Principal Underwriters.

     (a) Directed Services, Inc. serves as Distributor of Shares of The GCG Trust. Directed Services, Inc. also serves as principal underwriter to DSI Series Fund, Inc.

     (b) The following officers of Directed Services, Inc. hold positions with the registrant: Terry Kendall (President and Chairman), Barnett Chernow (Vice President), and Myles R. Tashman (Secretary).

        (c)    Not Applicable

Item 30.       Location of Accounts and Records.

        The Trust  maintains its books of account for each Series as required by
        Section 31(a) of the 1940 Act and rules thereunder at its principal office at 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801.

Item 31.       Management Services.

        There are no management-related service contracts not discussed in Part A or Part B.

Item 32.       Undertakings.

        (a)    Not Applicable

        (b)    Not Applicable

        (c) Registrant undertakes to furnish to each person to whom a prospectus for The GCG Trust or The Fund For Life is provided a copy of the Trust's or The Fund For Life's latest Annual Report upon request and without charge.

                                          SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File No. 33-23512) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and the State of Delaware, on May 1, 1997.

                                                   THE GCG TRUST
                                                   (Registrant)
                                                   /s/ Terry L. Kendall
                                                   --------------------------
                                                   Terry L. Kendall*
                                                   President
*By:           /s/ Marilyn Talman
                  ---------------------
               Marilyn Talman
               as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File No. 33-23512) has been duly signed below by the following persons on behalf of The GCG Trust in the capacity indicated on May 1, 1997.

        Signature                                                Title

           /s/Terry L. Kendall
         ---------------------
         Terry L. Kendall*                                 Chairman of the Board
                                                           and President
           /s/Robert A. Grayson
         ---------------------                             Trustee
         Robert A. Grayson*

           /s/ M. Norvel Young*
         ---------------------                             Trustee
         M. Norvel Young*

           /s/ Roger B. Vincent
         ---------------------                             Trustee
         Roger B. Vincent*

           /s/Mary Bea Wilkinson
         ---------------------                             Treasurer
         Mary Bea Wilkinson*


*By:            /s/ Marilyn Talman
                    ------------------
               Marilyn Talman
               as Attorney-in-Fact

               EXHIBIT INDEX

Number        Exhibit Name                                          Exhibit
5(a)(iii)     Amendment to Management Agreement (for the Mid-Cap    EX99.B5aiii
                 Growth Series)
5(b)(vii)     Portfolio  Management  Agreement  with Pilgrim        EX99.B5bvii
                 Baxter & Associates, Ltd.
5(b)(v)       Portfolio  Management  Agreement  with Putnam         EX99.B5bv
                 Investment Management, Inc.
8(a)(vii)     Form of Addendum  to the  Custodian  Agreement        EX99.B8avii
                 (adding Mid-Cap Growth Series)
11            Consent of Ernst & Young LLP                          EX99.B11
17            Financial Data Schedules                              EX27.01
                                                                    EX27.02
                                                                    EX27.03
                                                                    EX27.04
                                                                    EX27.05
                                                                    EX27.06
                                                                    EX27.07
                                                                    EX27.08
                                                                    EX27.09
                                                                    EX27.10
                                                                    EX27.11
                                                                    EX27.12
                                                                    EX27.13
                                                                    EX27.14
                                                                    EX27.15
                                                                    EX27.16
19            Powers of Attorney                                    EX99.B19